UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Active Fixed Income ETFs

Annual Report

July 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds' website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary. Your election to receive reports in paper will apply to all Hartford Funds held in your account.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Exchange-Traded Funds. The following is the Funds’ Annual Report covering the period from August 1, 2019 through July 31, 2020.

Market Review

During the 12 months ended July 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 11.96%. It’s a number that obscures just how far we’ve come from the optimism of mid-2019. During the period, a roaring bull market, record-low unemployment, and promising strides in US-China trade relations have devolved into the unsettling world in which we live today: the global recession, the social upheavals, and the recurring spasms of market volatility spawned by a worldwide pandemic.

The period began with tensions between the U.S. and China at a higher level than at any other point during 2019. Imposition of U.S. tariffs on Chinese goods helped cause a spike in the Chicago Board Options Exchange’s VIX volatility index (the so-called “fear index”), but the two sides quickly negotiated a “Phase One” agreement on tariff and trade reforms. That deal, coupled with progress on the “Brexit” crisis and a new United States-Mexico-Canada Agreement signed in January, 2020, seemed to settle the markets and set the stage for a strong 2020.

Instead, the novel coronavirus (COVID-19) pandemic erupted in late January, leading to the collapse of economies around the world and whipsawing markets. As world leaders grappled with a changed world of social distancing measures, business closures, and other mitigation efforts, investors endured alternating cycles of fear, guarded optimism, and renewed uncertainty.

In mid-March, investors fled equity and fixed-income markets as rising infection and unemployment rates spurred an end to the longest bull market in U.S. economic history. Then, starting in late April 2020, U.S. markets staged a surprising recovery, as state and local governments – amid signs of having “flattened” the curve of infection rates – began to gradually lift lockdown orders.

The mid-spring market bounce-back was supported by an unprecedented rescue effort from central banks, including the U.S. Federal Reserve (Fed), which quickly acted to inject liquidity into markets by reducing interest rates to near zero and pledging trillions in U.S. securities purchases. On the fiscal side, the U.S. government unveiled a series of aggressive policy initiatives, including passage of a $2 trillion economic stimulus package in late March, 2020.

But by the period’s end, the U.S. had passed the grim milestone of 154,000 coronavirus deaths. Racial injustice protests in the U.S. and abroad added to a sense of widespread civic unease. A late-period COVID-19 resurgence in Latin America and across the southern and western U.S. Sun Belt states triggered a resumption of lockdowns and market volatility. On July 30, the U.S. Commerce Dept. announced that second-quarter U.S. gross domestic product had fallen 9.5%.

With a COVID-19 vaccine still thought to be months away at best, and with a volatile U.S. presidential election looming, the road ahead may seem daunting. In these unprecedented times, it’s more important than ever to maintain a strong relationship with your financial professional.

Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Active Fixed Income ETFs

The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and sub-sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Core Bond ETF

Fund Overview

July 31, 2020 (Unaudited)

Inception 02/19/2020 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Cumulative Total Returns

for the Period Ending 07/31/2020

Since Inception[1]
Core Bond ETF (NAV Return)	6.91%
Core Bond ETF (Market Price Return)	7.01%
Bloomberg Barclays U.S. Aggregate Bond Index	5.61%

[1]	Inception: 02/19/2020.

Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended July 31, 2020.

2

Hartford Core Bond ETF

Fund Overview – (continued)

For Period Ending July 31, 2020

Manager Discussion and Analysis

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Core Bond ETF returned 6.91%, based on net asset value, for the period from February 19, 2020 through July 31, 2020, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 5.61% for the same period. The Fund also outperformed the 5.53% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) fixed-income markets largely generated positive total returns over the trailing period ended July 31, 2020. This was largely because the U.S. Federal Reserve (Fed) cut rates to at or near zero, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program in response to the COVID-19 pandemic. Sovereign debt yields also declined to historic lows across several developed markets due to the fear and uncertainty stemming from the coronavirus pandemic.

Investment-grade credit markets underperformed U.S. Treasuries. Credit spreads widened as the coronavirus pandemic led to a flight to the perceived safety of U.S. Treasuries. Investment-grade corporate spreads widened by 0.25%, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index.

Monetary policy had made a pivot toward lower interest rates in 2019 on account of tepid economic data, trade policy uncertainty, and stubbornly low inflation prior to the COVID-19 pandemic. Global central banks added extraordinary monetary stimulus to support global economies in 2020 amid the crisis. As noted above, the Fed cut rates to near zero, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. The European Central Bank (ECB) launched its own massive asset purchase program, which for the first time included non-financial commercial paper, while also easing collateral rules. The U.S. dollar strengthened versus most currencies amid coronavirus concerns. In the U.S., first-quarter gross domestic product (GDP) contracted by a 5.0% annualized rate, housing activity exceeded expectations, and inflation decelerated.

Global economic activity was strong in the latter half of 2019 but slid to a halt by the end of the first quarter of 2020 amid global economic shutdowns stemming from the COVID-19 pandemic. In the U.S., housing activity continued to recover after a challenging start to the year, while consumer confidence remained strained amid rising COVID-19 case counts in re-opened states. Eurozone manufacturing activity, as measured by the Purchasing Managers’ Index (PMI), contracted sharply toward the end of March 2020 as global economic activity ground to a halt but ended the period in expansionary territory amid a further easing of restrictions within Eurozone economies. China’s GDP contracted at an annualized rate of 6.80% over the first quarter of 2020 but recovered with an annualized growth rate of 3.2% in the second quarter of 2020, beating consensus estimates.

Over the period, the U.S. dollar generated mixed results against global currencies. European currencies such as the euro generally performed well, driven by the proposal and subsequent agreement in July of the European Union (EU) Next Generation Fund, which significantly reduced the euro area break-up risk premium. The British pound performed well as the risk of a hard Brexit scenario (where the United Kingdom, or U.K., would leave the EU without a trade deal in place) receded significantly late in 2019 when the Conservative party won a large majority in the U.K. general election. Safe-haven currencies such as the Japanese yen and Swiss franc performed well as investors shifted into safe havens in anticipation of the impending collapse in economic activity due to the coronavirus pandemic early in 2020.

Absolute returns across most major fixed income non-governmental sectors were positive for the period ended July 31, 2020, driven by a decrease in government bond yields. On an excess return basis relative to U.S. Treasuries, most nongovernmental sectors posted negative returns over the same period.

The Fund’s credit positioning was the primary driver of relative outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index. Investment-grade credit positioning within the Industrials and Financials sectors benefited relative results, as did an underweight position to non-corporate fixed-income securities. Security selection within agency mortgage-backed securities (MBS) pass-through securities contributed positively to relative results over the period. Conversely, the Fund’s allocation to securitized sectors such as non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and collateralized loan obligations (CLOs) detracted from relative results. The Fund held directional interest

3

Hartford Core Bond ETF

Fund Overview – (continued)

For Period Ending July 31, 2020

rate positions during the period, including interest rate futures and interest rate swaps, which contributed positively to results. Additionally, the Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) had a positive impact on relative results.

What is the outlook as of the end of the period?

We maintain a pro-cyclical risk posture while continuing to monitor the developments of global policymakers’ responses to the social and economic fallout from the coronavirus pandemic. The Fund ended the period with an overweight positioning to investment-grade credit. The Fund also maintained an overweight position to agency MBS pass-throughs, as we believe that Fed purchases will continue to support MBS markets. In addition, the Fund held positions in structured finance tied to residential mortgages, senior CMBS with attractive collateral, and high-quality CLOs.

Important Risks

The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The risks associated with mortgage related- and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market, can result in additional price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition by Security Type(1)

as of July 31, 2020

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	11.9%
Corporate Bonds	33.5
Foreign Government Obligations	0.2
Municipal Bonds	0.5
U.S. Government Securities(2)	35.4
U.S. Government Agencies	35.3

Total	116.8%

Short-Term Investments	11.1
Other Assets & Liabilities	(27.9)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of July 31, 2020.

4

Hartford Municipal Opportunities ETF

Fund Overview

July 31, 2020 (Unaudited)

Inception 12/13/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 07/31/2020

	1 Year	Since Inception[1]
Municipal Opportunities ETF (NAV Return)	4.90%	4.98%
Municipal Opportunities ETF (Market Price Return)	4.97%	5.03%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	4.81%	4.43%

[1]	Inception: 12/13/2017.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.30%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2020.

5

Hartford Municipal Opportunities ETF

Fund Overview – (continued)

For Year Ending July 31, 2020

Manager Discussion and Analysis

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Municipal Opportunities ETF returned 4.90%, based on net asset value, for the year ended July 31, 2020, outperforming its benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 4.81% for the same period. The Fund also outperformed the 4.12% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) fixed-income markets largely generated positive total returns over the twelve-month period ended July 31, 2020. The period was dominated by the COVID-19 pandemic, leading to a significant decline in asset prices followed by a recovery driven by drastic monetary and fiscal policy reactions.

On the monetary side, the U.S. Federal Reserve (Fed) cut rates to at or near zero, committed to buying an unlimited amount of U.S. Treasuries and agency mortgage-backed securities (MBS), and further expanded the size and scope of its asset purchase program in response to the COVID-19 pandemic. Among many new programs that were introduced and then expanded was the Municipal Lending Facility (MLF). The MLF was designed to relieve funding needs for states and cities through direct debt sales to the Fed; after its inception, the program was expanded to include smaller participants (defined by population size) as well as up to two revenue bond issuers from each state.

On the fiscal side, Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specific to municipal bonds, CARES provided significant support to hospitals, universities and airports, although it did not provide support for lost revenues for states and localities.

Against this backdrop, tax-exempt municipal bonds, as represented by the ICE Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 5.11% for the period, underperforming duration-equivalent U.S. Treasuries by 4.08%. The yield on 10-year AAA rated general obligation municipal bonds (GOs) decreased during the period along with the yield on 10-year Treasuries, though to a lesser degree. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries increased over the period, rising from 75.2% to 118.2%. Market liquidity became challenged in March and April despite issuers returning to the market, and new issuances have been met by strong demand pushing spreads tighter.

The Fund’s duration and yield curve positioning were the primary drivers of relative outperformance versus the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period. A long duration position had a positive impact as interest rates fell. Security selection within investment-grade GOs and revenue bonds detracted from the Fund’s relative performance, particularly within the Healthcare sector. Additionally, the Fund’s allocation to high-yield revenue bonds detracted from relative performance during the period as the positive impact from investments in the Tobacco sector was offset by the negative impact of those in the Healthcare sector.

Derivatives were not used in the Fund during the period and, therefore, did not have any impact on performance during the period.

What is the outlook as of the end of the period?

We expect that fallout from COVID-19 will continue to challenge municipal issuers for at least the next twelve months but remain positive on municipal bonds.

States have broadly built up strong reserve levels over the past decade, and we believe that they retain considerable flexibility to manage expenditures and revenues during the downturn. Likewise, local governments generally maintain solid reserve levels, and we believe that their heavy reliance on property taxes will likely provide a shield from sharp revenue declines. From our perspective, the CARES Act was a good step to providing aid in addition to existing fundamentals for many other issuers, although it did not provide direct aid to states and local governments for lost revenues. In our view, more aid would certainly be beneficial, and is still a possibility through additional legislation similar to the CARES Act (CARES 2.0), although the details of the bill and timing of its passage remain subject to political maneuvering. Additional aid to universities and hospitals appears likely in our view, while aid to state and local governments remains unclear. Regardless of the CARES 2.0 outcome, our expectation is for dispersion among many issuers based on their resiliency and bond structure, creating a potential opportunity for security selection.

At the sector level, we continue to favor Healthcare, Transportation, Housing, and Special Tax Bonds. In our view, many Transportation, Housing, and Special Tax sector issuers entered the crisis with the fundamentals necessary to weather the downturn. For Healthcare, we expect to focus on hospitals that had strong balance sheets entering the crisis, combined with proven business models; for the weaker hospitals, we believe ratings downgrades are likely. For states, given their reserves and spending flexibility, we expect only incremental downgrades for the most at-risk names. For local governments, we believe the issuers most at risk are those with a heavy reliance on sales and/or income taxes along with low reserve balances. We have a positive view on high-yield municipal bonds and have opportunistically added exposure within the Fund, focusing on the issuers we believe have strong enough balance sheets to weather the downturn.

6

Hartford Municipal Opportunities ETF

Fund Overview – (continued)

For Year Ending July 31, 2020

We expect total municipal bond issuance to be similar to the 2019 level, albeit with a lower portion coming from tax-exempt bonds (versus more from taxable bonds). On the demand side, crossover buyers have returned to municipal bonds. If that dynamic remains, we believe that diminished supply will likely be met with strong demand, and we expect that spreads may become tighter, although volatility may be expected in the current environment.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition of Municipal Bonds(1)

as of July 31, 2020

Municipal Bonds	Percentage of Net Assets
Airport	6.2%
Development	1.3
Education	2.3
General Obligation	9.4
Higher Education	2.8
Housing	1.4
Medical	6.0
Mello-Roos District	0.1
Multifamily Housing	0.7
Nursing Homes	8.0
Other(2)	19.1
Pollution	0.7
Power	8.0
School District	5.4
Single Family Housing	8.5
Student Loan	1.8
Tobacco	2.9
Transportation	12.7
Utilities	0.5
Water	0.2
Short-Term Investments	1.1
Other Assets & Liabilities	0.9

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

7

Hartford Schroders Tax-Aware Bond ETF

Fund Overview

July 31, 2020 (Unaudited)

Inception 04/18/2018 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 07/31/2020

	1 Year	Since Inception[1]
Tax-Aware Bond ETF (NAV Return)	6.18%	6.18%
Tax-Aware Bond ETF (Market Price Return)	6.66%	6.44%
Bloomberg Barclays Municipal Bond Index	5.36%	5.97%

[1]	Inception: 04/18/2018.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2020.

8

Hartford Schroders Tax-Aware Bond ETF

Fund Overview – (continued)

For Year Ending July 31, 2020

Manager Discussion and Analysis

Andrew B.J. Chorlton, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Neil G. Sutherland, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Julio C. Bonilla, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

Lisa Hornby, CFA

Portfolio Manager

Schroder Investment Management North America Inc.

How did the Fund perform during the period?

Hartford Schroders Tax-Aware Bond ETF returned 6.18% based on net asset value for the year ended July 31, 2020, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 5.36% for the same period. The Fund also outperformed the 4.14% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the year.

Why did the Fund perform this way?

For the year ended July 31, 2020, the impact from the COVID-19 pandemic, which became widespread during the first quarter of 2020, was the main factor affecting the Fund’s performance. In the period leading up to the outbreak, spreads for assets perceived to be riskier, including both corporate and tax-exempt bonds, had generally been tightening as investors sought yield from all corners of the market. The disruption that accelerated in March 2020 was such a material market event that it significantly shaped the narrative for the Fund’s trailing one-year performance. Despite this occurrence, the Fund’s relative performance was only marginally behind its benchmark for the first quarter of 2020, and the Fund’s performance relative to its benchmark in the second quarter of 2020 more than offset this impact, as the Fund’s portfolio management team was able to add to the Fund’s corporate bond exposure at what they believed were very attractive valuations. The Fund’s allocation to securitized assets had a fairly neutral impact on the Fund’s one-year performance relative to the Bloomberg Barclays Municipal Bond Index; however, the assets provided liquidity during the market sell-off so that the Fund could add to its corporate bond exposure.

The municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, generated a 5.36% return for the twelve months ended July 31, 2020, with 2020 year-to-date performance at 3.80%. For the same period, the Bloomberg Barclays Corporate Bond Index returned 12.44% for the year ended July 31, 2020, and 8.44% for the year-to-date period. Since the end of March 2020, both municipal bond and corporate bond sectors materially outperformed U.S. Treasuries due to a substantial rally in riskier asset classes that reflected many investors’ belief in a V-shaped recovery.

The Fund outperformed the Bloomberg Barclays Municipal Bond Index due to both strong security selection within tax-exempt municipal bonds and sector selection from the allocation to corporate bonds. With regard to security selection, specific tax-exempt federal agency bonds and housing securities stood out for their above-average contributions to the Fund’s relative performance, as they outperformed the broader Bloomberg Barclays Municipal Bond Index. Smaller contributions were made by tax-exempt higher education and healthcare bonds. There were no notable detractors to the Fund’s performance among its municipal bond investments. Sector selection at the top line was positive, as the impact from an out-of-benchmark allocation to corporate bonds, both industrials and financials, offset the underweight to tax-exempt municipals, which detracted from relative performance. Within the allocation to tax-exempt bonds, the underweight allocation to general obligation bonds and overweight allocation to federal agency bonds were material detractors from relative performance versus the Bloomberg Barclays Municipal Bond Index. Both sectors (tax-exempt municipals and corporates) posted negative excess returns relative to U.S. Treasuries for the twelve-month period; however, corporates generally outperformed tax-exempt municipals on a relative basis.

Additionally, the Fund’s small derivatives exposure, specifically Treasury futures used to manage duration, detracted slightly from the Fund’s relative performance due to the yield curve flattening over the one-year period.

What is the outlook?

The market currently continues to face an extremely challenging economic backdrop while it receives substantial stimulus and liquidity support from central banks and governments globally. The magnitude, speed, and ambition of authorities’ reaction to the crisis is truly unprecedented, and the Fund’s portfolio management team believes these stimulus efforts will be the primary driver for the performance of risk assets for the immediate future. While central bank and fiscal responses can help address liquidity issues, there are still sectors in which the Fund’s portfolio management team believes solvency and fundamental concerns will persist. For this reason, the Fund’s portfolio management team believes risk assets will remain well supported in credit. In addition, valuations appear to have improved materially from the low levels seen in March and early-April 2020 and the markets’

9

Hartford Schroders Tax-Aware Bond ETF

Fund Overview – (continued)

For Year Ending July 31, 2020

trajectory remains vulnerable to a number of uncertainties, such as the evolution of the virus and continued fiscal support from Congress. A contentious presidential election in the U.S. later this year, combined with some degree of cash waiting to be invested in new opportunities, may also affect the markets and Fund performance.

With respect to interest rates, current official policy both in the U.S. and globally should cause rates to remain at or near zero through 2022. With unprecedented intervention ongoing from the U.S. Federal Reserve (Fed) and a concerted campaign to maintain low interest rates, the Fund’s portfolio management team believes rates will remain low and in a fairly defined range for the foreseeable future. While the volume of issuance the U.S. Treasury has to undertake may create a slight steepening bias to yield curves, the Fund’s portfolio management team believes any material steepening of the yield curve would likely induce further intervention from authorities.

With regard to municipals, issuance usually slows during the summer months, but this may not be the case this year due to continued low rates, pent-up demand remaining from the slowdown in March, and the potential for some issuers to choose to pull supply forward to avoid any potential volatility due to the November elections. Through year end, the consensus view is that municipal bond issuance is likely to remain stable or increase slightly, with a continued strong pace of taxable supply. Net flows are anticipated to remain positive after recent strong performance.

From a credit perspective, with a price tag of $3 trillion and growing, the “wait and see” approach at the federal level regarding Phase 4 of the stimulus has left states in a potentially precarious position. We expect that municipalities will likely be forced to make difficult, and politically unpopular, decisions to increase taxes and/or cut expenditures. In our view, public education, healthcare, and other essential services, including spending on infrastructure, will likely experience cuts in the near term. During the Great Recession that began in 2008, states cut spending nearly $300 billion, while raising taxes and fees $100 billion, to close the budget gaps. The budget holes due to COVID-19 are expected to dwarf those of prior recessions. Regardless of the expected political posturing, the Fund’s portfolio management team believes the federal government will allocate funding to state and local governments over the next several months.

While the municipal market is dealing with credit uncertainty, the Fund’s portfolio management team believes in the essentiality of the municipal market for long-term investment opportunities. As always, prudent analysis and credit selection are a cornerstone of the Fund’s investment process.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition by Security Type(1)

as of July 31, 2020

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	24.5%
Municipal Bonds	66.6
U.S. Government Agencies(2)	1.5
U.S. Government Securities	0.8

Total	93.4%

Short-Term Investments	9.0
Other Assets & Liabilities	(2.4)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of July 31, 2020.

10

Hartford Short Duration ETF

Fund Overview

July 31, 2020 (Unaudited)

Inception 05/30/2018 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 07/31/2020

	1 Year	Since Inception[1]
Short Duration ETF (NAV Return)	3.78%	4.28%
Short Duration ETF (Market Price Return)	3.76%	4.30%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.46%	3.99%

[1]	Inception: 05/30/2018.

Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.30%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2020.

11

Hartford Short Duration ETF

Fund Overview – (continued)

For Year Ended July 31, 2020

Manager Discussion and Analysis

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Short Duration ETF returned 3.78% based on net asset value for the twelve-month period ended July 31, 2020, underperforming its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 4.46% for the same period. The Fund outperformed the 3.43% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) fixed-income markets largely generated positive total returns over the trailing twelve-month period ended July 31, 2020 as the U.S. Federal Reserve (Fed) cut rates to near zero, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program in response to the COVID-19 pandemic. Sovereign debt yields also declined to historic lows across several developed markets due to the fear and uncertainty stemming from the coronavirus pandemic.

Investment-grade credit markets underperformed U.S. Treasuries. Credit spreads widened as the coronavirus pandemic led to a flight to the perceived safety of U.S. Treasuries. Investment-grade corporate spreads widened by 0.25%, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index, while high-yield corporate bond spreads widened by 1.17%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index.

Monetary policy made a pivot toward lower interest rates in 2019 on account of tepid economic data, trade policy uncertainty, and stubbornly low inflation prior to the COVID-19 pandemic. Global central banks added extraordinary monetary stimulus to support global economies in 2020 amid the crisis. As noted above, the Fed cut rates to near zero, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. The European Central Bank (ECB) launched its own massive asset purchase program, which for the first time included non-financial commercial paper, while also easing collateral rules. The U.S. dollar strengthened versus most currencies amid coronavirus concerns. In the U.S., first-quarter gross domestic product (GDP) contracted by a 5.0% annualized rate, housing activity exceeded expectations, and inflation decelerated.

Global economic activity was strong in the latter half of 2019, but slid to a halt by the end of the first quarter of 2020 amid global economic shutdowns stemming from the COVID-19 pandemic. In the U.S., housing activity continued to recover after a challenging start to the year, while consumer confidence remained strained amid rising COVID-19 case counts in re-opened states. Eurozone manufacturing activity, as measured by the Purchasing Managers’ Index (PMI), contracted sharply toward the end of March 2020 as global economic activity ground to a halt but ended the period in expansionary territory amid a further easing of restrictions within Eurozone economies. China’s GDP contracted at an annualized rate of 6.80% over the first quarter of 2020 but recovered with an annualized growth rate of 3.2% in the second quarter of 2020, beating consensus estimates.

Over the period, the U.S. dollar generated mixed results against global currencies. European currencies such as the euro generally performed well driven by the proposal and subsequent agreement in July of the European Union (EU) Next Generation Fund, which significantly reduced the euro area break-up risk premium. The British pound performed well as late in 2019 the risk of a hard Brexit scenario (where the United Kingdom, or U.K., would leave the EU without a trade deal in place) receded significantly late in 2019 when the Conservative party won a large majority in the U.K. general election. Safe-haven currencies such as the Japanese yen and Swiss franc performed well as investors shifted into safe-havens in anticipation of the impending collapse in economic activity due to the coronavirus pandemic early in 2020. Emerging market and commodity-linked currencies were laggards due to recession fears stemming from the coronavirus pandemic, as well as a collapse in talks among non-OPEC, crude oil-exporting countries early in 2020.

The Fund’s duration and yield curve positioning was the primary driver of underperformance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period, particularly during the first quarter of 2020 when the Fund held short duration positions as interest rates fell. Positioning within credit sectors contributed positively to performance overall, as the negative impact from an overweight to investment-grade bonds was offset by an out-of-benchmark exposure to high yield securities and bank loans. The Fund’s out-of-benchmark allocation to securitized sectors such as mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) detracted from performance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook as of the end of the period?

At the end of the period, the Fund maintained exposure to bank loans and high-yield fixed income investments and continued to overweight investment-grade corporate bonds, favoring the Financials and Industrials sectors. The Fund maintained allocations to agency MBS and non-agency MBS, as the portfolio management team believes they have attractive valuations. The portfolio management team also continued to favor ABS, higher quality collateralized loan obligations (CLOs), and CMBS. The Fund is positioned with a pro-cyclical risk positioning favoring the credit and securitized sectors. The portfolio management team’s base case expectation is for a sharp, deep global recession

12

Hartford Short Duration ETF

Fund Overview – (continued)

For Year Ended July 31, 2020

followed by a gradual recovery that will depend on public health and fiscal measures. Monetary and fiscal responses have surpassed what was seen during the Great Financial Crisis of 2007-2009 in both size and speed, and we believe such measures will continue to support the economy and markets. We expect interest rates to hold steady in the near term. We believe the front-end of the yield curve is anchored as policy rates are expected to stay at or near zero for the foreseeable future. As a result, the Fund is positioned with a neutral duration bias.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition by Security Type(1)

as of July 31, 2020

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	15.0%
Corporate Bonds	50.4
Municipal Bonds	0.3
Senior Floating Rate Interests	19.6
U.S. Government Agencies(2)	10.0

Total	95.3%

Short-Term Investments	4.5
Other Assets & Liabilities	0.2

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of July 31, 2020.

13

Hartford Total Return Bond ETF

Fund Overview

July 31, 2020 (Unaudited)

Inception 09/27/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in the Fund.

Average Annual Total Returns

for the Periods Ending 07/31/2020

	1 Year	Since Inception[1]
Total Return Bond ETF (NAV Return)	10.34%	6.15%
Total Return Bond ETF (Market Price Return)	10.30%	6.16%
Bloomberg Barclays U.S. Aggregate Bond Index	10.12%	5.89%

[1]	Inception: 09/27/2017.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.30%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended July 31, 2020.

14

Hartford Total Return Bond ETF

Fund Overview – (continued)

For Year Ending July 31, 2020

Manager Discussion and Analysis

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

Hartford Total Return Bond ETF returned 10.34%, based on net asset value, for the year ended July 31, 2020, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 10.12% for the same period. The Fund also outperformed the 9.47% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

United States (U.S.) fixed income markets largely generated positive total returns over the trailing twelve month period ended July 31, 2020 as the U.S. Federal Reserve (Fed) cut rates to near zero, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program in response to the COVID-19 pandemic. Sovereign debt yields also declined to historic lows across several developed markets due to the fear and uncertainty stemming from the coronavirus pandemic.

Investment-grade credit markets underperformed U.S. Treasuries. Credit spreads widened as the coronavirus pandemic led to a flight to the perceived safety of U.S. Treasuries. Investment-grade corporate spreads widened by 0.25%, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index, while high-yield corporate bond spreads widened by 1.17%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index.

Monetary policy made a pivot toward lower interest rates in 2019 on account of tepid economic data, trade policy uncertainty, and stubbornly low inflation prior to the COVID-19 pandemic. Global central banks added extraordinary monetary stimulus to support global economies in 2020 amid the crisis. As noted above, the Fed cut rates to near zero, committed to buying an unlimited amount of U.S. Treasury and agency mortgage-backed securities, and increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market. The European Central Bank (ECB) launched its own massive asset purchase program, which for the first time included non-financial commercial paper, while also easing collateral rules. The U.S. dollar strengthened versus most currencies amid coronavirus concerns. In the U.S., first quarter gross domestic product (GDP) contracted by a 5.0% annualized rate, housing activity exceeded expectations, and inflation decelerated.

Global economic activity was strong in the latter half of 2019, but slid to a halt by the end of the first quarter of 2020 amid global economic shutdowns stemming from the COVID-19 pandemic. In the U.S., housing activity continued to recover after a challenging start to the year, while consumer confidence remained strained amid rising COVID-19 case counts in re-opened states. Eurozone manufacturing activity, as measured by the Purchasing Managers’ Index (PMI), contracted sharply toward the end of March 2020 as global economic activity ground to a halt but ended the period in expansionary territory amid a further easing of restrictions within Eurozone economies. China’s GDP contracted at an annualized rate of 6.80% over the first quarter of 2020 but recovered with an annualized growth rate of 3.2% in the second quarter of 2020, beating consensus estimates.

Over the period, the U.S. dollar generated mixed results against global currencies. European currencies such as the euro generally performed well driven by the proposal and subsequent agreement in July of the European Union (EU) Next Generation Fund, which significantly reduced the euro area break-up risk premium. The British pound performed well as late in 2019 the risk of a hard Brexit scenario (where the United Kingdom, or U.K., would leave the EU without a trade deal in place) receded significantly late in 2019 when the Conservative party won a large majority in the U.K. general election. Safe-haven currencies such as the Japanese yen and Swiss franc performed well as investors shifted into safe-havens in anticipation of the impending collapse in economic activity due to the coronavirus pandemic early in 2020. Emerging market and commodity-linked currencies were laggards due to recession fears stemming from the coronavirus pandemic, as well as a collapse in talks among non-OPEC, crude oil-exporting countries early in 2020.

Absolute returns across most major fixed income non-governmental sectors were positive for the twelve-month period ended July 31, 2020, driven by a decrease in government bond yields. On an excess return basis relative to U.S. Treasuries, most non-governmental sectors posted negative returns over the same period.

The Fund’s credit positioning was the primary driver of relative outperformance versus the Bloomberg Barclays U.S. Aggregate Bond Index. Investment-grade credit positioning within the Industrials and Utilities sectors benefited relative results while an out-of-benchmark allocation to high yield fixed-income securities also had a positive impact on returns. An overweight to agency mortgage-backed securities (MBS) contributed positively to relative results over the year. Conversely, the

15

Hartford Total Return Bond ETF

Fund Overview – (continued)

For Year Ending July 31, 2020

Fund’s allocation to securitized sectors such as non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) detracted from relative results.

The Fund’s allocation to Treasury Inflation Protected Securities (TIPS) detracted from relative results as inflation expectations declined during the period.

Derivatives were used within the Fund during the period; specifically, the Fund held directional interest rate positions during the period, including interest rate futures and interest rate swaps, which detracted from overall Fund performance.

What is the outlook as of the end of the period?

We maintain a pro-cyclical risk posture while continuing to monitor developments with respect to global policymakers’ responses to the social and economic fallout from the coronavirus pandemic. The Fund ended the period with an overweight positioning to investment-grade credit. The Fund maintained an overweight to agency MBS pass-throughs, as we believe that Fed purchases will continue to support MBS markets. The Fund also held structured finance investments tied to residential mortgages, senior CMBS with what we believe is attractive collateral, and high-quality collateralized loan obligations. The Fund holds an out-of-benchmark allocation to high yield, as we believe high-yield spreads more than adequately compensate for expected default losses. We continued to hold select exposure to emerging-markets (EM) debt.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market, can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition by Security Type(1)

as of 07/31/2020

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0%*

Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	15.9%
Corporate Bonds	37.0
Foreign Government Obligations	2.8
Municipal Bonds	2.1
Senior Floating Rate Interests	4.4
U.S. Government Agencies(2)	46.9
U.S. Government Securities	17.4

Total	126.5%

Short-Term Investments	5.4
Purchased Options	0.0 *
Other Assets & Liabilities	(31.9)

Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of July 31, 2020.

16

Hartford Active Fixed Income ETFs

Benchmark Glossary

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

17

Hartford Active Fixed Income ETFs

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of February 1, 2020 through July 31, 2020, except as noted below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund’s annualized expense ratio multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses paid during the period February 1, 2020 through July 31, 2020	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses paid during the period February 1, 2020 through July 31, 2020	Annualized expense ratio
Hartford Core Bond ETF(1)	$1,000.00	$1,069.10	$1.34	$1,000.00	$1,023.42	$1.46	0.29%

Hartford Municipal Opportunities ETF	$1,000.00	$1,016.20	$1.45	$1,000.00	$1,023.42	$1.46	0.29%

Hartford Schroders Tax-Aware Bond ETF	$1,000.00	$1,034.90	$1.97	$1,000.00	$1,022.92	$1.96	0.39%

Hartford Short Duration ETF	$1,000.00	$1,012.50	$1.45	$1,000.00	$1,023.42	$1.46	0.29%

Hartford Total Return Bond ETF	$1,000.00	$1,054.90	$1.48	$1,000.00	$1,023.42	$1.46	0.29%

(1)

Please note that while the Fund commenced operations on February 19, 2020, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period February 1, 2020 to July 31, 2020.

18

Hartford Core Bond ETF

Schedule of Investments

July 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.9%
	Asset-Backed - Automobile - 0.0%
$10,000	Santander Drive Auto Receivables Trust 2.07%, 01/17/2023	$10,084

	Asset-Backed - Finance & Insurance - 2.7%
620,000	Benchmark Mortgage Trust 1.92%, 07/15/2053(2)(3)	77,400
246,409	Carlyle Global Market Strategies CLO Ltd. 1.44%, 05/15/2031, 3 mo. USD LIBOR + 1.050%(1)(4)	239,856
412,618	Carlyle U.S. CLO Ltd. 1.57%, 04/20/2031, 3 mo. USD LIBOR + 1.300%(1)(4)	404,299
270,000	Carlyle Vantage CLO Corp. 1.29%, 04/20/2031, 3 mo. USD LIBOR + 1.020%(1)(4)	263,190
300,000	CIFC Funding Ltd. 1.90%, 08/24/2032, 3 mo. USD LIBOR + 1.650%(1)(4)(5)	299,933
100,000	CSMC Trust 2.26%, 08/15/2037	103,000
270,000	Dryden 55 CLO Ltd. 1.30%, 04/15/2031, 3 mo. USD LIBOR + 1.020%(1)(4)	264,665
410,000	Dryden 86 CLO Ltd. 1.89%, 07/17/2030, 3 mo. USD LIBOR + 1.650%(1)(4)(5)	409,972
270,000	KKR CLO Ltd. 1.28%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(4)	260,725
270,000	Madison Park Funding Ltd. 1.54%, 01/15/2033, 3 mo. USD LIBOR + 1.260%(1)(4)	265,438
250,000	Magnetite XVII Ltd. 1.37%, 07/20/2031, 3 mo. USD LIBOR + 1.100%(1)(4)	245,097
270,000	Octagon Investment Partners Ltd. 1.61%, 10/15/2032, 3 mo. USD LIBOR + 1.330%(1)(4)	266,219
250,000	Palmer Square CLO Ltd. 1.90%, 07/15/2031, 3 mo. USD LIBOR + 1.700%(1)(4)(5)	250,016
265,000	Sound Point Clo XII Ltd. 1.56%, 10/20/2028, 3 mo. USD LIBOR + 1.290%(1)(4)	262,602

		3,612,412

	Commercial Mortgage-Backed Securities - 3.6%
	BX Commercial Mortgage Trust
354,675	0.98%, 12/15/2036, 1 mo. USD LIBOR + 0.800%(1)(4)	352,576
227,831	1.10%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(4)	227,260
100,000	Citigroup Commercial Mortgage Trust 3.61%, 11/10/2048	106,015
	Commercial Mortgage Trust
35,000	3.18%, 02/10/2048	37,867
150,000	3.31%, 03/10/2048	163,138
210,000	3.61%, 08/10/2049(1)(2)	226,204
30,000	CSAIL Commercial Mortgage Trust 4.36%, 11/15/2051(2)	34,535
50,000	Deutsche Bank Commercial Mortgage Trust 3.04%, 05/10/2049	52,793
	FREMF Mortgage Trust
225,000	3.94%, 06/25/2049(1)(2)	247,644
315,000	4.16%, 08/25/2047(1)(2)	346,814

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.9% - (continued)
	Commercial Mortgage-Backed Securities - 3.6% - (continued)
$375,000	GS Mortgage Securities Trust 3.44%, 11/10/2049(2)	$416,571
	JPMBB Commercial Mortgage Securities Trust
150,000	2.95%, 06/15/2049	158,098
100,000	3.56%, 12/15/2048	106,439
	JPMDB Commercial Mortgage Securities Trust
150,000	3.24%, 10/15/2050	163,169
635,000	3.58%, 03/15/2049	707,700
	Morgan Stanley Bank of America Merrill Lynch Trust
100,000	2.92%, 02/15/2046	103,286
210,000	3.53%, 12/15/2047	227,419
150,000	One Market Plaza Trust 3.61%, 02/10/2032(1)	155,623
50,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	50,175
100,000	VNDO Mortgage Trust 3.00%, 11/15/2030(1)	103,072
	Wells Fargo Commercial Mortgage Trust
40,000	3.15%, 05/15/2048	43,236
100,000	3.52%, 12/15/2048	105,726
420,000	3.64%, 03/15/2050	475,670
235,000	3.81%, 12/15/2048	263,257
95,467	WFRBS Commercial Mortgage Trust 2.98%, 06/15/2046	97,390

		4,971,677

	Other Asset-Backed Securities - 2.5%
100,000	Affirm Asset Securitization Trust 3.46%, 10/15/2024(1)	100,131
74,009	Consumer Loan Underlying Bond CLUB Credit Trust 2.26%, 03/15/2028(1)	74,282
63,130	Marlette Funding Trust 2.39%, 12/17/2029(1)	63,551
227,431	Pretium Mortgage Credit Partners LLC 2.86%, 05/27/2059(1)(6)	223,875
	Towd Point Mortgage Trust
470,596	2.75%, 10/25/2056(1)(2)	483,624
180,466	2.75%, 06/25/2057(1)(2)	186,868
208,819	2.75%, 07/25/2057(1)(2)	214,208
363,203	2.75%, 10/25/2057(1)(2)	377,725
96,970	3.25%, 03/25/2058(1)(2)	102,509
	Vericrest Opportunity Loan Trust
334,256	2.98%, 02/25/2050(1)(6)	330,646
377,660	2.98%, 03/25/2050(1)(6)	375,564
216,833	3.35%, 08/25/2049(1)(6)	217,060
219,677	3.97%, 04/25/2050(1)(6)	220,408
154,501	VOLT LXXX LLC 3.23%, 10/25/2049(1)(6)	153,056
325,024	VOLT LXXXIV LLC 3.43%, 12/27/2049(1)(6)	324,464

		3,447,971

	Whole Loan Collateral CMO - 3.1%
150,000	Angel Oak Mortgage Trust 1.47%, 06/25/2065(1)(2)	150,153
220,520	1.69%, 04/25/2065(1)(2)	220,773
172,999	3.65%, 09/25/2048(1)(2)	176,293
52,907	3.67%, 07/27/2048(1)(2)	53,954
	Arroyo Mortgage Trust
86,767	3.76%, 04/25/2048(1)(2)	89,134
87,850	3.81%, 01/25/2049(1)(2)	89,598
	Bunker Hill Loan Depositary Trust
227,337	1.72%, 02/25/2055(1)(2)	227,776
92,357	2.88%, 07/25/2049(1)(6)	94,277
88,833	3.61%, 10/26/2048(1)(6)	91,176

The accompanying notes are an integral part of these financial statements.

19

Hartford Core Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.9% - (continued)
	Whole Loan Collateral CMO - 3.1% - (continued)
	COLT Mortgage Loan Trust
$150,231	1.51%, 04/27/2065(1)(2)	$151,044
80,597	3.34%, 05/25/2049(1)(2)	81,591
	Deephaven Residential Mortgage Trust
255,000	1.69%, 05/25/2065(1)	255,121
63,010	2.96%, 07/25/2059(1)(2)	63,969
68,153	Galton Funding Mortgage Trust 3.50%, 11/25/2057(1)(2)	68,811
100,000	GCAT Trust 1.56%, 04/25/2065(1)(2)	100,010
92,950	2.25%, 01/25/2060(1)(6)	93,847
	MetLife Securitization Trust
87,826	3.75%, 03/25/2057(1)(2)	94,066
120,462	3.75%, 04/25/2058(1)(2)	127,320
	Mill City Mortgage Loan Trust
178,693	3.25%, 10/25/2069(1)(2)	188,842
134,583	3.50%, 05/25/2058(1)(2)	140,026
	New Residential Mortgage Loan Trust
99,492	1.65%, 05/24/2060(1)(2)	99,645
239,129	3.50%, 12/25/2057(1)(2)	255,472
85,926	3.60%, 04/25/2049(1)(2)	87,659
34,162	3.75%, 03/25/2056(1)(2)	36,509
90,688	3.75%, 11/25/2058(1)(2)	97,421
385,083	4.00%, 03/25/2057(1)(2)	415,095
387,437	4.00%, 12/25/2057(1)(2)	414,630
37,564	Seasoned Credit Risk Transfer Trust 2.50%, 08/25/2059	39,810
135,000	Verus Securitization Trust 1.50%, 06/25/2065(1)(6)	135,072
	Wells Fargo N.A.
992,355	0.96%, 02/15/2052(2)(3)	64,019
145,000	4.41%, 11/15/2061(2)	175,548

		4,378,661

	Total Asset & Commercial Mortgage-Backed Securities (cost $16,340,819)	$16,420,805

CORPORATE BONDS - 33.5%
	Aerospace/Defense - 0.7%
	Boeing Co.
$105,000	3.25%, 02/01/2035	$98,198
151,000	5.04%, 05/01/2027	163,504
55,000	General Dynamics Corp. 4.25%, 04/01/2040	72,837
	L3Harris Technologies, Inc.
72,000	3.85%, 06/15/2023	78,433
25,000	4.40%, 06/15/2028	30,368
112,000	Lockheed Martin Corp. 3.80%, 03/01/2045	146,317
135,000	Northrop Grumman Corp. 5.15%, 05/01/2040	192,851
137,000	United Technologies Corp. 4.45%, 11/16/2038	177,005

		959,513

	Agriculture - 0.8%
	Altria Group, Inc.
5,000	2.35%, 05/06/2025	5,319
106,000	2.63%, 09/16/2026	114,160
144,000	3.88%, 09/16/2046	155,862
145,000	5.80%, 02/14/2039	189,967
112,000	Archer-Daniels-Midland Co. 3.25%, 03/27/2030	130,751

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Agriculture - 0.8% - (continued)
$137,000	Philip Morris International, Inc. 2.10%, 05/01/2030	$145,101
269,000	Reynolds American, Inc. 4.85%, 09/15/2023	301,989

		1,043,149

	Auto Manufacturers - 0.1%
112,000	General Motors Co. 6.13%, 10/01/2025	130,913

	Beverages - 1.2%
	Anheuser-Busch InBev Worldwide, Inc.
412,000	3.75%, 07/15/2042	458,555
466,000	4.35%, 06/01/2040	561,743
26,000	4.50%, 06/01/2050	32,868
189,000	Constellation Brands, Inc. 3.60%, 02/15/2028	214,663
5,000	Keurig Dr Pepper, Inc. 3.20%, 05/01/2030	5,676
	PepsiCo, Inc.
384,000	1.63%, 05/01/2030	402,084
5,000	2.63%, 03/19/2027	5,574
14,000	3.63%, 03/19/2050	18,295

		1,699,458

	Biotechnology - 0.4%
	Amgen, Inc.
62,000	1.90%, 02/21/2025	65,344
67,000	2.20%, 02/21/2027	71,508
211,000	2.30%, 02/25/2031	225,066
142,000	2.45%, 02/21/2030	153,091
60,000	3.15%, 02/21/2040	67,750
5,000	Gilead Sciences, Inc. 3.65%, 03/01/2026	5,763

		588,522

	Chemicals - 0.6%
	Air Products and Chemicals, Inc.
5,000	1.50%, 10/15/2025	5,225
15,000	1.85%, 05/15/2027	15,952
5,000	Dow Chemical Co. 4.80%, 05/15/2049	6,299
254,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	280,482
72,000	Nutrien Ltd. 3.95%, 05/13/2050	86,013
	Sherwin-Williams Co.
187,000	2.30%, 05/15/2030	198,292
67,000	2.95%, 08/15/2029	74,697
5,000	3.30%, 05/15/2050	5,659
5,000	4.50%, 06/01/2047	6,701
200,000	Syngenta Finance N.V. 4.89%, 04/24/2025(1)	214,383

		893,703

	Commercial Banks - 6.5%
	Bank of America Corp.
432,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(7)	458,436
485,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(7)	511,132
161,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(7)	189,522

The accompanying notes are an integral part of these financial statements.

20

Hartford Core Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Commercial Banks - 6.5% - (continued)
$443,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(7)	$575,362
	Bank of New York Mellon Corp.
110,000	1.95%, 08/23/2022	113,607
144,000	2.10%, 10/24/2024	153,017
67,000	2.45%, 08/17/2026	73,520
200,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(7)	208,311
	Citigroup, Inc.
611,000	3.20%, 10/21/2026	678,435
66,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(7)	77,409
72,000	4.41%, 03/31/2031, (4.41% fixed rate until 03/31/2030; 3 mo. USD SOFR + 3.914% thereafter)(7)	87,747
117,000	Fifth Third Bancorp 2.38%, 01/28/2025	124,210
	Goldman Sachs Group, Inc.
311,000	2.60%, 02/07/2030	333,878
140,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(7)	152,734
67,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(7)	81,613
200,000	HSBC Holdings plc 3.60%, 05/25/2023	214,625
	JP Morgan Chase & Co.
1,208,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(7)	1,278,133
245,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(7)	277,812
10,000	3.11%, 04/22/2051, (3.11% fixed rate until 04/22/2050; 3 mo. USD SOFR + 2.440% thereafter)(7)	11,339
77,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(7)	95,341
183,000	KeyCorp. 2.55%, 10/01/2029	197,143
	Morgan Stanley
427,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(7)	465,554
355,000	3.88%, 01/27/2026	407,667
36,000	3.97%, 07/22/2038, (3.97% fixed rate until 07/22/2037; 3 mo. USD LIBOR + 1.455% thereafter)(7)	44,910
371,000	PNC Financial Services Group, Inc. 2.55%, 01/22/2030	410,584
134,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	140,312
	State Street Corp.
177,000	2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. USD SOFR + 0.940% thereafter)(7)	189,828
62,000	2.90%, 03/30/2026, (2.90% fixed rate until 03/30/2025; 3 mo. USD SOFR + 2.600% thereafter)(1)(7)	67,704

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Commercial Banks - 6.5% - (continued)
$250,000	Truist Bank 2.25%, 03/11/2030	$264,122
	Wells Fargo & Co.
903,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(7)	950,247
67,000	4.75%, 12/07/2046	87,827
36,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD LIBOR + 4.240% thereafter)(7)	51,451

		8,973,532

	Commercial Services - 0.5%
	Equifax, Inc.
112,000	2.60%, 12/15/2025	120,114
5,000	3.10%, 05/15/2030	5,551
112,000	ERAC USA Finance LLC 7.00%, 10/15/2037(1)	154,350
	Global Payments, Inc.
67,000	2.90%, 05/15/2030	73,503
162,000	3.20%, 08/15/2029	180,621
	Howard University
100,000	2.90%, 10/01/2031	104,510
70,000	3.48%, 10/01/2041	73,263

		711,912

	Construction Materials - 0.1%
	Carrier Global Corp.
134,000	2.24%, 02/15/2025(1)	139,972
50,000	2.70%, 02/15/2031(1)	52,709

		192,681

	Diversified Financial Services - 0.4%
234,000	American Express Co. 3.63%, 12/05/2024	260,010
229,000	BlackRock, Inc. 1.90%, 01/28/2031	242,972
5,000	Mastercard, Inc. 3.35%, 03/26/2030	5,976

		508,958

	Electric - 3.7%
42,000	Alabama Power Co. 4.15%, 08/15/2044	53,945
77,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	88,447
62,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	65,959
77,000	Commonwealth Edison Co. 2.55%, 06/15/2026	84,103
	Dominion Energy, Inc.
278,000	2.85%, 08/15/2026	305,932
162,000	5.95%, 06/15/2035	229,337
360,000	Duke Energy Corp. 2.65%, 09/01/2026	396,049
162,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	195,506
55,000	Evergy Metro, Inc. 2.25%, 06/01/2030	60,286
139,000	Evergy, Inc. 2.90%, 09/15/2029	153,768
25,000	Exelon Corp. 4.70%, 04/15/2050	34,556
	FirstEnergy Corp.
5,000	1.60%, 01/15/2026	4,926
112,000	2.25%, 09/01/2030(8)	111,001

The accompanying notes are an integral part of these financial statements.

21

Hartford Core Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Electric - 3.7% - (continued)
	Georgia Power Co.
$149,000	2.10%, 07/30/2023	$155,406
36,000	4.30%, 03/15/2042	44,609
137,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	151,913
5,000	National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	5,826
249,000	NextEra Energy Capital Holdings, Inc. 2.25%, 06/01/2030	268,468
234,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	281,387
112,000	Oncor Electric Delivery Co. LLC 2.95%, 04/01/2025	122,888
295,000	Pacific Gas and Electric Co. 2.50%, 02/01/2031	296,053
8,000	PacifiCorp 4.13%, 01/15/2049	10,812
	Puget Energy, Inc.
139,000	3.65%, 05/15/2025	148,466
182,000	4.10%, 06/15/2030(1)	204,176
62,000	Sempra Energy 4.00%, 02/01/2048	75,788
349,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	380,431
	Southern California Edison Co.
67,000	2.25%, 06/01/2030	69,223
72,000	2.85%, 08/01/2029	77,516
76,000	3.65%, 02/01/2050	88,173
67,000	4.00%, 04/01/2047	79,513
	Southern Co.
149,000	3.25%, 07/01/2026	169,209
362,000	3.70%, 04/30/2030	421,428
	Xcel Energy, Inc.
117,000	2.60%, 12/01/2029	128,439
62,000	3.50%, 12/01/2049	75,685

		5,039,224

	Electronics - 0.2%
249,000	Honeywell International, Inc. 1.95%, 06/01/2030	267,079

	Food - 0.3%
132,000	Conagra Brands, Inc. 4.85%, 11/01/2028	163,567
132,000	General Mills, Inc. 2.88%, 04/15/2030	147,951
67,000	Sysco Corp. 5.95%, 04/01/2030	85,001

		396,519

	Gas - 0.5%
62,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	66,548
	NiSource, Inc.
212,000	3.49%, 05/15/2027	242,824
77,000	3.60%, 05/01/2030	90,523
252,000	Sempra Energy 3.40%, 02/01/2028	285,113

		685,008

	Healthcare - Products - 0.7%
112,000	Baxter International, Inc. 3.95%, 04/01/2030(1)	135,906
67,000	Becton Dickinson and Co. 3.36%, 06/06/2024	72,883
	Boston Scientific Corp.
67,000	1.90%, 06/01/2025	70,220

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Healthcare - Products - 0.7% - (continued)
$289,000	3.75%, 03/01/2026	$332,828
112,000	Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	125,498
249,000	Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	272,360

		1,009,695

	Healthcare - Services - 0.8%
	Anthem, Inc.
25,000	2.25%, 05/15/2030	26,468
247,000	2.88%, 09/15/2029	271,990
90,000	3.50%, 08/15/2024	99,233
11,000	4.38%, 12/01/2047	14,544
117,000	CommonSpirit Health 2.76%, 10/01/2024	122,520
112,000	Quest Diagnostics, Inc. 2.80%, 06/30/2031	122,836
	UnitedHealth Group, Inc.
10,000	2.00%, 05/15/2030	10,660
216,000	2.38%, 08/15/2024	231,843
157,000	4.75%, 07/15/2045	225,241

		1,125,335

	Household Products - 0.1%
112,000	Estee Lauder Cos., Inc. 2.60%, 04/15/2030	124,578

	Insurance - 0.9%
366,000	American International Group, Inc. 2.50%, 06/30/2025	391,344
137,000	Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	186,355
	Marsh & McLennan Cos., Inc.
216,000	3.88%, 03/15/2024	240,196
45,000	4.75%, 03/15/2039	63,163
5,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	6,079
117,000	Progressive Corp. 3.20%, 03/26/2030	137,005
234,000	Willis North America, Inc. 2.95%, 09/15/2029	256,692

		1,280,834

	Internet - 1.1%
	Amazon.com, Inc.
511,000	1.50%, 06/03/2030	529,040
216,000	3.15%, 08/22/2027	249,733
	Tencent Holdings Ltd.
455,000	2.39%, 06/03/2030(1)	472,873
200,000	2.99%, 01/19/2023(1)	208,296

		1,459,942

	Iron/Steel - 0.2%
5,000	Steel Dynamics, Inc. 3.25%, 01/15/2031	5,463
190,000	Vale Overseas Ltd. 3.75%, 07/08/2030	203,959

		209,422

	IT Services - 0.8%
	Apple, Inc.
211,000	1.13%, 05/11/2025	216,833
481,000	2.20%, 09/11/2029	525,087
200,000	International Business Machines Corp. 1.95%, 05/15/2030	209,308
117,000	Leidos, Inc. 3.63%, 05/15/2025(1)	129,250

		1,080,478

The accompanying notes are an integral part of these financial statements.

22

Hartford Core Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Machinery - Construction & Mining - 0.1%
$132,000	Caterpillar, Inc. 2.60%, 04/09/2030	$147,634

	Machinery - Diversified - 0.2%
	John Deere Capital Corp.
31,000	1.20%, 04/06/2023	31,701
131,000	1.75%, 03/09/2027	138,168
144,000	2.60%, 03/07/2024	154,487

		324,356

	Media - 2.7%
	Charter Communications Operating LLC / Charter Communications Operating Capital
72,000	2.80%, 04/01/2031	75,544
737,000	4.20%, 03/15/2028	847,946
278,000	5.13%, 07/01/2049	341,050
	Comcast Corp.
561,000	3.20%, 07/15/2036	653,579
5,000	3.40%, 07/15/2046	5,945
115,000	3.75%, 04/01/2040	143,338
62,000	4.70%, 10/15/2048	88,861
5,000	4.75%, 03/01/2044	7,050
5,000	4.95%, 10/15/2058	7,679
117,000	Cox Communications, Inc. 4.50%, 06/30/2043(1)	146,280
	Discovery Communications LLC
62,000	3.63%, 05/15/2030	68,794
414,000	3.95%, 03/20/2028	473,872
62,000	5.30%, 05/15/2049	80,176
	ViacomCBS, Inc.
5,000	4.20%, 05/19/2032	5,762
62,000	4.38%, 03/15/2043	68,349
466,000	4.95%, 01/15/2031	560,607
184,000	Walt Disney Co. 2.65%, 01/13/2031	200,143

		3,774,975

	Miscellaneous Manufacturing - 0.2%
5,000	3M Co. 3.05%, 04/15/2030	5,811
132,000	General Electric Co. 3.63%, 05/01/2030	133,616
5,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	6,436
117,000	Parker-Hannifin Corp. 2.70%, 06/14/2024	125,942

		271,805

	Oil & Gas - 0.8%
	BP Capital Markets America, Inc.
67,000	3.54%, 04/06/2027	76,047
36,000	3.63%, 04/06/2030	41,698
51,000	Canadian Natural Resources Ltd. 6.50%, 02/15/2037	64,785
	Equinor ASA
162,000	3.63%, 04/06/2040	194,981
36,000	3.70%, 04/06/2050	44,394
	Exxon Mobil Corp.
207,000	4.23%, 03/19/2040	265,586
67,000	4.33%, 03/19/2050	89,915
51,000	Hess Corp. 7.30%, 08/15/2031	61,236
50,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	56,811
5,000	Phillips 66 3.85%, 04/09/2025	5,607

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Oil & Gas - 0.8% - (continued)
$234,000	Suncor Energy, Inc. 3.10%, 05/15/2025	$254,140

		1,155,200

	Pharmaceuticals - 2.2%
	AbbVie, Inc.
514,000	3.20%, 11/21/2029(1)	577,741
149,000	4.25%, 11/21/2049(1)	189,553
5,000	4.55%, 03/15/2035(1)	6,373
87,000	Becton Dickinson and Co. 2.82%, 05/20/2030	95,599
87,000	Bristol-Myers Squibb Co. 3.40%, 07/26/2029	102,446
	CVS Health Corp.
37,000	4.13%, 04/01/2040	45,080
304,000	5.13%, 07/20/2045	413,531
214,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	244,353
	Johnson & Johnson
134,000	2.45%, 03/01/2026	148,500
62,000	3.55%, 03/01/2036	77,323
132,000	Merck & Co., Inc. 3.40%, 03/07/2029	155,988
	Novartis Capital Corp.
134,000	2.00%, 02/14/2027	143,396
202,000	2.20%, 08/14/2030	220,078
	Pfizer, Inc.
182,000	1.70%, 05/28/2030	191,048
62,000	2.63%, 04/01/2030	70,121
62,000	Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	66,054
200,000	Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	205,427
	Upjohn, Inc.
30,000	1.65%, 06/22/2025(1)	30,873
50,000	2.30%, 06/22/2027(1)	52,544

		3,036,028

	Pipelines - 1.1%
126,000	Energy Transfer Operating L.P. 3.75%, 05/15/2030	124,612
183,000	Enterprise Products Operating LLC 4.80%, 02/01/2049	226,775
	MPLX L.P.
139,000	4.13%, 03/01/2027	151,683
50,000	4.70%, 04/15/2048	53,882
62,000	5.20%, 12/01/2047	67,936
	ONEOK, Inc.
152,000	4.00%, 07/13/2027	156,188
62,000	5.85%, 01/15/2026	70,591
132,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030(1)	152,272
192,000	Sunoco Logistics Partners Operations L.P. 5.30%, 04/01/2044	191,200
67,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(1)	68,506
	TransCanada PipeLines Ltd.
138,000	4.10%, 04/15/2030	162,986
117,000	4.75%, 05/15/2038	146,554

		1,573,185

	Real Estate Investment Trusts - 0.2%
	American Tower Corp.
57,000	2.10%, 06/15/2030	59,284
67,000	2.40%, 03/15/2025	71,694
5,000	Brixmor Operating Partnership L.P. 4.05%, 07/01/2030	5,264

The accompanying notes are an integral part of these financial statements.

23

Hartford Core Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Real Estate Investment Trusts - 0.2% - (continued)
	Equinix, Inc.
$5,000	1.80%, 07/15/2027	$5,139
20,000	2.15%, 07/15/2030	20,609
40,000	VEREIT Operating Partnership L.P. 3.40%, 01/15/2028	41,510

		203,500

	Retail - 1.0%
	Alimentation Couche-Tard, Inc.
15,000	2.95%, 01/25/2030(1)	16,131
5,000	3.80%, 01/25/2050(1)	5,530
72,000	AutoZone, Inc. 3.63%, 04/15/2025	81,044
249,000	Costco Wholesale Corp. 1.60%, 04/20/2030	257,737
	Home Depot, Inc.
150,000	3.30%, 04/15/2040	179,619
62,000	3.50%, 09/15/2056	79,324
	Lowe’s Cos., Inc.
112,000	3.70%, 04/15/2046	132,818
55,000	5.00%, 04/15/2040	75,084
	McDonald’s Corp.
31,000	3.35%, 04/01/2023	33,269
212,000	3.63%, 09/01/2049	251,516
36,000	3.70%, 02/15/2042	42,190
67,000	4.20%, 04/01/2050	85,602
112,000	Starbucks Corp. 3.80%, 08/15/2025	128,226

		1,368,090

	Semiconductors - 1.5%
101,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	112,203
	Broadcom, Inc.
134,000	3.15%, 11/15/2025(1)	144,510
8,000	4.25%, 04/15/2026(1)	9,036
553,000	5.00%, 04/15/2030(1)	657,271
	Intel Corp.
289,000	2.45%, 11/15/2029	319,023
134,000	3.25%, 11/15/2049	159,285
112,000	Lam Research Corp. 1.90%, 06/15/2030	118,682
132,000	Microchip Technology, Inc. 2.67%, 09/01/2023(1)	136,653
120,000	NVIDIA Corp. 3.50%, 04/01/2040	144,140
44,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	49,501
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
62,000	3.15%, 05/01/2027(1)	67,509
179,000	4.30%, 06/18/2029(1)	208,658

		2,126,471

	Software - 1.3%
	Fidelity National Information Services, Inc.
67,000	3.00%, 08/15/2026	75,099
93,000	3.75%, 05/21/2029	111,415
	Fiserv, Inc.
548,000	2.25%, 06/01/2027	586,939
72,000	3.20%, 07/01/2026	81,150
	Microsoft Corp.
72,000	2.53%, 06/01/2050	79,036
172,000	3.50%, 11/15/2042	216,517
	Oracle Corp.
320,000	3.60%, 04/01/2040	378,894
72,000	3.60%, 04/01/2050	86,165
67,000	3.80%, 11/15/2037	81,808

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 33.5% - (continued)
	Software - 1.3% - (continued)
$112,000	salesforce.com, Inc. 3.25%, 04/11/2023	$120,527

		1,817,550

	Telecommunications - 1.0%
	AT&T, Inc.
36,000	4.35%, 06/15/2045	42,620
90,000	4.50%, 03/09/2048	110,229
	T-Mobile USA, Inc.
195,000	1.50%, 02/15/2026(1)	197,748
134,000	3.50%, 04/15/2025(1)	147,768
149,000	3.88%, 04/15/2030(1)	170,642
237,000	4.50%, 04/15/2050(1)	295,859
	Verizon Communications, Inc.
5,000	4.00%, 03/22/2050	6,654
211,000	4.13%, 08/15/2046	274,328
117,000	Vodafone Group plc 4.38%, 02/19/2043	142,932

		1,388,780

	Transportation - 0.4%
5,000	Burlington Northern Santa Fe LLC 3.05%, 02/15/2051	5,841
	FedEx Corp.
5,000	3.30%, 03/15/2027	5,537
77,000	3.80%, 05/15/2025	87,008
167,000	4.25%, 05/15/2030	200,395
5,000	Norfolk Southern Corp. 3.40%, 11/01/2049	6,000
152,000	Union Pacific Corp. 4.10%, 09/15/2067	197,496

		502,277

	Water - 0.2%
	American Water Capital Corp.
141,000	2.80%, 05/01/2030	158,981
36,000	3.75%, 09/01/2028	43,122
36,000	4.15%, 06/01/2049	49,336

		251,439

	Total Corporate Bonds (cost $44,625,792)	$46,321,745

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
	Mexico - 0.2%
$200,000	Mexico Government International Bond 4.75%, 04/27/2032	$229,200

	Peru - 0.0%
51,000	Peruvian Government International Bond 2.39%, 01/23/2026	54,213

	Total Foreign Government Obligations (cost $272,952)	$283,413

MUNICIPAL BONDS - 0.5%
	Development - 0.1%
$60,000	California State, GO Taxable 7.30%, 10/01/2039	$102,139
55,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	60,352

		162,491

	General - 0.1%
	County of Riverside, CA
55,000	2.96%, 02/15/2027	58,860
55,000	3.07%, 02/15/2028	59,407

The accompanying notes are an integral part of these financial statements.

24

Hartford Core Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 0.5% - (continued)
	General - 0.1% - (continued)
$65,000	Dist. of Columbia 3.43%, 04/01/2042	$67,705

		185,972

	Higher Education - 0.0%
	Marshall University, WV
10,000	2.91%, 05/01/2026(9)	10,661
10,000	3.63%, 05/01/2034(9)	10,932

		21,593

	Transportation - 0.3%
	Metropolitan Transportation Auth
15,000	4.75%, 11/15/2045	16,739
40,000	5.18%, 11/15/2049	46,875
55,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	59,986
205,000	Port Auth of New York & New Jersey Rev 1.09%, 07/01/2023	207,612

		331,212

	Total Municipal Bonds (cost $666,367)	$701,268

U.S. GOVERNMENT AGENCIES - 35.3%
	Mortgage-Backed Agencies - 35.3%
	FHLMC - 0.4%
$34,577	1.13%, 12/15/2027	$34,876
99,941	1.13%, 01/25/2030(2)(3)	9,066
38,349	1.25%, 12/15/2027	38,755
1,545,000	1.49%, 06/25/2030	178,971
1,100,000	1.54%, 05/25/2030(2)(3)	131,781
339,016	1.68%, 05/25/2030(2)(3)	44,105
174,980	1.70%, 04/25/2030(2)(3)	23,777
39,842	2.50%, 12/15/2042	41,533

		502,864

	FNMA - 0.7%
165,262	1.25%, 02/25/2028	167,001
39,626	1.50%, 09/25/2027	40,201
763,895	3.00%, 03/01/2050	808,759

		1,015,961

	GNMA - 9.8%
3,020,000	2.50%, 08/20/2050(10)	3,190,819
3,400,000	3.00%, 08/20/2050(10)	3,595,367
1,775,000	3.50%, 08/20/2050(10)	1,867,009
1,600,000	3.50%, 09/21/2050(10)	1,683,312
3,000,000	4.00%, 09/21/2050(10)	3,184,689

		13,521,196

	UMBS - 24.4%
900,000	2.00%, 08/17/2035(10)	936,416
800,000	2.00%, 09/17/2035(10)	831,268
3,720,000	2.00%, 09/14/2050(10)	3,847,982
3,720,000	2.00%, 10/14/2050(10)	3,840,289
600,000	2.50%, 08/17/2035(10)	629,785
600,000	2.50%, 09/17/2035(10)	628,959
7,325,000	2.50%, 08/13/2050(10)	7,695,828
750,000	3.00%, 08/17/2035(10)	787,119
4,275,000	3.00%, 09/14/2050(10)	4,512,319
3,000,000	3.50%, 08/13/2050(10)	3,163,594
2,900,000	3.50%, 09/14/2050(10)	3,059,482
1,250,000	4.00%, 08/13/2050(10)	1,327,930
1,100,000	4.00%, 09/14/2050(10)	1,169,494
600,000	4.50%, 08/13/2050(10)	645,070
600,000	4.50%, 09/14/2050(10)	645,445

		33,720,980

	Total U.S. Government Agencies (cost $48,566,403)	$48,761,001

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 35.4%
	U.S. Treasury Securities - 35.4%
	U.S. Treasury Bonds - 10.0%
$600,000	1.25%, 05/15/2050	$607,899
630,000	2.00%, 02/15/2050	756,910
528,000	2.38%, 11/15/2049(11)	683,265
1,525,000	3.00%, 02/15/2048	2,181,108
400,000	3.13%, 05/15/2048	585,359
1,840,000	3.63%, 02/15/2044	2,798,309
1,464,000	3.75%, 11/15/2043	2,260,908
2,397,600	4.63%, 02/15/2040	3,990,412

		13,864,170

	U.S. Treasury Inflation Protected Security - 0.5%
578,417	0.25%, 02/15/2050(12)	704,838

	U.S. Treasury Notes - 24.9%
2,500,000	0.13%, 05/15/2023	2,500,293
6,915,000	0.25%, 06/15/2023	6,940,661
8,450,000	0.38%, 04/30/2025	8,518,326
6,030,000	0.50%, 04/30/2027	6,079,229
3,600,000	1.38%, 01/31/2022	3,667,078
702,000	1.38%, 01/31/2025	739,102
4,482,000	1.50%, 01/31/2027	4,810,447
1,008,000	2.75%, 06/30/2025	1,132,582

		34,387,718

	Total U.S. Government Securities (cost $48,022,928)	$48,956,726

	Total Long-Term Investments (cost $158,495,261)	$161,444,958

SHORT-TERM INVESTMENTS - 11.1%
	Repurchase Agreements - 11.0%
15,184,387	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2020 at 0.070%, due on 08/03/2020 with a maturity value of $15,184,476; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 04/15/2025, with a market value of $15,488,150	$15,184,387

	Securities Lending Collateral - 0.1%
6,482	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.09%(13)	6,482
99,063	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.13%(13)	99,063

		105,545

Total Short-Term Investments (cost $15,289,932)		$15,289,932

Total Investments (cost $173,785,193)	127.9%	$176,734,890
Other Assets & Liabilities	(27.9)%	(38,547,659)

Total Net Assets	100.0%	$138,187,231

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

The accompanying notes are an integral part of these financial statements.

25

Hartford Core Bond ETF

Schedule of Investments – (continued)

July 31, 2020

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $18,165,515, representing 13.1% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Securities disclosed are interest-only strips.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2020. Base lending rates may be subject to a floor or cap.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $960,000 at July 31, 2020.
(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(9)

Principal and interest payments are insured against loss by a financial guaranty assurance agency. At July 31, 2020, the aggregate value of these securities was $21,593, representing 0.0% of net assets.

(10)	Represents or includes a TBA transaction.

(11)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2020, the market value of securities pledged was $342,927.

(12)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(13)	Current yield as of period end.

Futures Contracts Outstanding at July 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	19	09/30/20	$2,396,375	$(11,410)
U.S. Treasury 10-Year Note Future	75	09/21/20	10,505,859	(82,437)
U.S. Treasury 10-Year Ultra Future	25	09/21/20	3,981,250	(49,843)
U.S. Treasury Long Bond Future	6	09/21/20	1,093,688	(29,261)

Total futures contracts				$(172,951)

OTC Credit Default Swap Contracts Outstanding at July 31, 2020
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.12	MSC	USD	1,230,000	(0.50%)	08/17/61	Monthly	$7,760	$—	$(2,586)	$(10,346)
CMBX.NA.AAA.12	MSC	USD	210,000	(0.50%)	08/17/61	Monthly	1,584	—	(462)	(2,046)

Total OTC credit default swap contracts							$9,344	$—	$(3,048)	$(12,392)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2020
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.IG.34.V1	USD	3,590,000	(1.00%)	06/20/25	Quarterly	$36,041	$54,743	$18,702

Total centrally cleared credit credit default swap contracts						$36,041	$54,743	$18,702

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

26

Hartford Core Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	0.41% Fixed	USD	5,709,000	06/17/25	Semi-Annual	$—	$(12,890)	$(47,475)	$(34,585)
3 Mo. USD LIBOR	0.84% Fixed	USD	75,000	03/20/30	Semi-Annual	—	—	(2,292)	(2,292)

Total centrally cleared interest rate swap contracts						$—	$(12,890)	$(49,767)	$(36,877)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$16,420,805	$—	$16,420,805	$—
Corporate Bonds	46,321,745	—	46,321,745	—
Foreign Government Obligations	283,413	—	283,413	—
Municipal Bonds	701,268	—	701,268	—
U.S. Government Agencies	48,761,001	—	48,761,001	—
U.S. Government Securities	48,956,726	—	48,956,726	—
Short-Term Investments	15,295,487	111,100	15,184,387	—
Swaps - Credit Default(2)	18,702	—	18,702	—

Total	$176,759,147	$111,100	$176,648,047	$—

Liabilities
Futures Contracts(2)	$(172,951)	$(172,951)	$—	$—
Swaps - Credit Default(2)	(12,392)	—	(12,392)	—
Swaps - Interest Rate(2)	(36,877)	—	(36,877)	—

Total	$(222,220)	$(172,951)	$(49,269)	$—

(1)	For the period ended July 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

27

Hartford Municipal Opportunities ETF

Schedule of Investments

July 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 98.0%
	Alabama - 2.8%
$100,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	$121,599
90,000	Jefferson County, AL, GO 5.00%, 04/01/2024	104,720
1,590,000	State of Alabama Docks Department 5.00%, 10/01/2026(1)	1,968,833
665,000	State of Alabama, Troy University 5.00%, 11/01/2023(1)	757,987

		2,953,139

	Arizona - 1.0%
185,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2031	229,985
750,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	752,137
110,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(2)	109,640

		1,091,762

	California - 8.9%
205,000	Alameda County, Oakland, CA, Unified School Dist, GO 4.00%, 08/01/2034(1)	240,645
585,000	City of Los Angeles, CA, Department of Airports 5.00%, 05/15/2040	590,903
150,000	Fresno, CA, Unified School Dist, GO 0.00%, 08/01/2032(3)	108,615
500,000	Golden State Tobacco Securitization Corp., CA 5.00%, 06/01/2032	612,410
100,000	Romoland, CA, School Dist 5.00%, 09/01/2043	113,096
	San Joaquin Hills, CA, Transportation Corridor Agency
80,000	0.00%, 01/15/2026(1)(3)	71,182
215,000	0.00%, 01/15/2032(1)(3)	158,494
70,000	0.00%, 01/15/2035(1)(3)	46,196
5,000,000	Southern California Public Power Auth 0.10%, 07/01/2036(4)	5,000,000
2,500,000	State of California, GO 0.07%, 05/01/2033(4)	2,500,000

		9,441,541

	Colorado - 2.6%
835,000	Colorado Health Facs Auth Rev 5.00%, 08/01/2044	1,016,838
160,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2031	173,315
175,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(2)	178,570
1,030,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2029	1,338,877

		2,707,600

	Connecticut - 2.5%
100,000	City of Bridgeport, CT, GO 5.00%, 07/15/2034(1)	123,339
930,000	Connecticut Housing Finance Auth Rev 4.25%, 05/15/2042(1)	1,035,899
320,000	Connecticut State Health & Educational Facs Auth 5.00%, 07/01/2026	356,470
	State of Connecticut, GO
380,000	5.00%, 11/15/2025	465,960
500,000	5.00%, 04/15/2029	628,820

		2,610,488

	District of Columbia - 0.6%
	Dist of Columbia Rev
250,000	5.00%, 07/01/2037	240,600

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
	District of Columbia - 0.6% - (continued)
$455,000	5.00%, 07/01/2042	$420,766

		661,366

	Florida - 4.0%
270,000	Broward County, FL, Airport System Rev 4.00%, 10/01/2044	303,453
125,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2043	131,658
365,000	Escambia County, FL, Health Facs Auth Rev 4.00%, 08/15/2050	400,361
1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2037	1,205,180
680,000	Orange County, FL, Convention Center/Orlando 5.00%, 10/01/2024	782,598
	Polk County, FL, Industrial Dev Auth
705,000	5.00%, 01/01/2029	760,540
190,000	5.00%, 01/01/2055	194,957
35,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	42,924
500,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	464,460

		4,286,131

	Georgia - 1.8%
200,000	Burke County, GA, Dev Auth Rev 3.00%, 11/01/2045(4)	209,224
200,000	Main Street, GA, Natural Gas, Inc. 5.50%, 09/15/2023	227,528
	Municipal Electric Auth, GA
1,000,000	5.00%, 01/01/2028	1,211,620
215,000	5.00%, 01/01/2056	255,343

		1,903,715

	Hawaii - 0.1%
100,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	125,561

	Illinois - 14.4%
	Chicago, IL, Board of Education, GO
105,000	0.00%, 12/01/2023(1)(3)	96,806
110,000	0.00%, 12/01/2026(1)(3)	92,061
65,000	5.00%, 12/01/2020	65,445
250,000	5.00%, 12/01/2024	271,962
500,000	5.00%, 12/01/2028	567,280
250,000	5.00%, 04/01/2033	278,930
400,000	5.00%, 12/01/2046	434,704
	Chicago, IL, Transit Auth
1,490,000	5.00%, 12/01/2021	1,568,240
445,000	5.00%, 06/01/2024	510,513
130,000	5.25%, 12/01/2024	136,414
105,000	5.25%, 12/01/2025	110,109
	City of Chicago, IL, GO
500,000	0.00%, 01/01/2026(1)(3)	434,785
400,000	5.00%, 01/01/2024	430,236
	City of Chicago, IL, Wastewater Transmission Rev
90,000	5.00%, 01/01/2027	100,228
50,000	5.50%, 01/01/2030(1)	64,554
100,000	Cook County, IL, GO 5.00%, 11/15/2021	104,095
150,000	Illinois Housing Dev Auth 4.00%, 02/01/2035	155,202
	Illinois State Finance Auth Rev
235,000	5.00%, 08/15/2033	306,471
150,000	5.00%, 11/15/2045	171,903
615,000	Kane County, IL, School Dist No. 131 Aurora East Side, GO 5.00%, 12/01/2025(1)	731,296

The accompanying notes are an integral part of these financial statements.

28

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
	Illinois - 14.4% - (continued)
$100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO 5.00%, 01/01/2032	$124,995
150,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO 0.00%, 02/01/2027(1)(3)	139,254
205,000	Metropolitan Pier & Exposition Auth, IL 0.00%, 12/15/2025(1)(3)	178,512
	Railsplitter, IL, Tobacco Settlement Auth
150,000	5.00%, 06/01/2022	160,650
75,000	5.25%, 06/01/2021	77,929
	Regional Transportation, IL, Auth Rev
150,000	5.00%, 06/01/2024	173,550
1,000,000	6.00%, 07/01/2024(1)	1,137,780
	Sales Tax Securitization Corp., IL
500,000	5.00%, 01/01/2029	606,085
455,000	5.00%, 01/01/2030	574,215
985,000	5.00%, 01/01/2037	1,156,528
	State of Illinois, GO
1,040,000	5.00%, 03/01/2021	1,057,607
1,250,000	5.00%, 06/15/2022	1,317,425
450,000	5.00%, 12/01/2024	499,419
115,000	5.00%, 06/15/2027	130,963
300,000	5.00%, 11/01/2027	344,973
750,000	5.25%, 12/01/2030	871,770
100,000	Village of Bolingbrook, IL, GO 5.00%, 01/01/2028(1)	128,324

		15,311,213

	Indiana - 0.3%
281,191	City of Evansville, IN 3.00%, 06/01/2034(1)	303,726

	Iowa - 1.6%
	Iowa Student Loan Liquidity Corp.
400,000	5.00%, 12/01/2020	403,944
350,000	5.00%, 12/01/2025	401,226
	State of Iowa, Finance Auth
215,000	2.88%, 05/15/2049	215,367
575,000	5.00%, 02/15/2027	713,397

		1,733,934

	Kentucky - 0.2%
110,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	123,443
100,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(4)	111,601

		235,044

	Maine - 0.3%
305,000	Finance Auth of Maine Rev 5.00%, 12/01/2021(1)	320,043

	Maryland - 0.0%
40,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	40,294

	Massachusetts - 2.4%
	Massachusetts Dev Finance Agency, Rev
660,000	5.00%, 07/01/2031	790,991
675,000	5.00%, 07/01/2034	806,711
350,000	5.00%, 07/01/2044	390,149
100,000	5.00%, 07/01/2048	119,107
380,000	5.00%, 10/01/2057(2)	402,944

		2,509,902

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
	Michigan - 3.1%
$345,000	City of Detroit, MI, GO 5.00%, 04/01/2022	$353,763
	Michigan State Housing Dev Auth
1,145,000	4.25%, 06/01/2049	1,275,954
650,000	4.25%, 12/01/2049	730,931
275,000	New Haven, MI, Community Schools, GO 5.00%, 05/01/2032(1)	362,838
500,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2025	599,390

		3,322,876

	Minnesota - 2.0%
	Duluth, MN, Independent School Dist No. 709
750,000	5.00%, 02/01/2022(1)	797,655
575,000	5.00%, 02/01/2025(1)	681,018
402,269	Freddie Mac Multifamily, MN, Certificates 2.54%, 06/25/2037	441,358
200,000	St. Francis, MN, Independent School Dist No. 15, GO 4.00%, 02/01/2030(1)	215,316

		2,135,347

	Mississippi - 1.2%
1,000,000	State of Mississippi 5.00%, 10/15/2029	1,252,010

	Missouri - 3.0%
400,000	City of St. Louis, MO, Airport Rev 5.00%, 07/01/2031	498,848
510,000	Kansas City, MO, Industrial Dev Auth 5.00%, 03/01/2032	635,771
500,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.25%, 05/15/2042	507,075
750,000	Missouri Housing Dev Commission Rev 3.50%, 11/01/2050(1)	838,987
650,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2028	705,894

		3,186,575

	Nevada - 1.8%
275,000	City of North Las Vegas, NV 4.50%, 06/01/2039	280,343
280,000	City of Reno, NV, Sales Tax Rev 5.00%, 06/01/2033(1)	343,235
155,000	City of Sparks, NV 2.50%, 06/15/2024(2)	153,586
250,000	County of Clark, NV, Passenger Facs Charge Rev 5.00%, 07/01/2028	325,068
	Las Vegas, NV, New Convention Center Auth Rev
200,000	5.00%, 07/01/2029	220,672
450,000	5.00%, 07/01/2034	534,213

		1,857,117

	New Hampshire - 0.3%
215,000	New Hampshire Health and Education Facs Auth Act Rev 5.00%, 08/01/2059	327,320

	New Jersey - 2.1%
	New Jersey Economic Dev Auth
400,000	5.00%, 06/15/2022	427,312
150,000	5.00%, 06/15/2023	165,532
430,000	New Jersey Higher Education Student Assistance Auth 5.00%, 12/01/2025	498,817
125,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	140,069

The accompanying notes are an integral part of these financial statements.

29

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
	New Jersey - 2.1% - (continued)
$250,000	New Jersey Turnpike Auth 4.00%, 01/01/2033	$284,185
	Tobacco Settlement Financing Corp., NJ
340,000	5.00%, 06/01/2024	394,849
250,000	5.00%, 06/01/2029	318,385

		2,229,149

	New Mexico - 0.2%
155,000	City of Santa Fe, NM Rev 5.00%, 05/15/2049	156,967
90,000	New Mexico Mortgage Finance Auth 4.00%, 01/01/2049(1)	99,355

		256,322

	New York - 9.4%
500,000	City of New York, NY, GO 5.00%, 08/01/2028	649,465
	Metropolitan Transportation Auth, NY, Rev
480,000	5.00%, 11/15/2020	483,336
1,000,000	5.00%, 11/15/2045(4)	1,150,090
165,000	New York City Transitional Finance Auth Future Tax Secured Rev 5.00%, 11/01/2021	166,929
	New York State Urban Dev Corp.
585,000	5.00%, 03/15/2023	657,037
1,000,000	5.00%, 03/15/2032	1,365,780
1,000,000	5.00%, 03/15/2037	1,329,870
700,000	Port Auth of New York & New Jersey Rev 5.00%, 11/01/2038	879,144
390,000	Syracuse, NY, Industrial Dev Agency 5.00%, 01/01/2031	352,252
3,000,000	Triborough Bridge & Tunnel Auth 0.13%, 11/01/2032(4)	3,000,000

		10,033,903

	North Carolina - 1.0%
	North Carolina Medical Care Commission
255,000	4.00%, 01/01/2025	259,116
395,000	5.00%, 01/01/2038	425,000
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
145,000	5.00%, 01/01/2039	150,730
210,000	5.00%, 01/01/2044	222,707

		1,057,553

	Ohio - 2.8%
250,000	Allen County, OH, Hospital Facs Rev 5.00%, 12/01/2029	328,075
1,000,000	American Municipal Power, Inc., OH 2.30%, 02/15/2038(4)	1,015,080
1,275,000	Buckeye, OH, Tobacco Settlement Finance Auth 5.00%, 06/01/2055	1,405,076
100,000	Cleveland, OH, Department of Public Utilities 5.00%, 11/15/2030(1)	130,607
100,000	County of Lucas, OH 5.00%, 11/15/2020	100,970

		2,979,808

	Oklahoma - 0.9%
	Oklahoma Dev Finance Auth
905,000	1.63%, 07/06/2023	902,484
30,000	5.25%, 08/15/2048	35,274
30,000	5.50%, 08/15/2057	35,594

		973,352

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
	Oregon - 2.3%
$30,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO 5.00%, 06/15/2038(1)	$38,232
20,000	Marion County, OR, School Dist No. 15 North Marion, GO 0.00%, 06/15/2037(1)(3)	12,162
115,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow, GO 0.00%, 06/15/2038(1)(3)	70,508
	Salem Hospital Facs Auth, OR
40,000	5.00%, 05/15/2038	42,540
30,000	5.00%, 05/15/2048	31,354
150,000	Salem-Keizer, OR, School Dist No. 24J, GO 5.00%, 06/15/2023(1)	162,976
	State of Oregon Housing & Community Services Department
100,000	4.50%, 01/01/2049	110,833
1,565,000	4.50%, 07/01/2049	1,746,149
165,000	State of Oregon, GO 4.00%, 12/01/2048	179,728
100,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J, GO 0.00%, 06/15/2034(1)(3)	67,729

		2,462,211

	Pennsylvania - 7.2%
585,000	Allegheny County, PA, Airport Auth 5.00%, 01/01/2026	622,323
135,000	Armstrong, PA, School Dist, GO 4.00%, 03/15/2035(1)	162,578
565,000	City of Philadelphia, PA, GO 5.00%, 02/01/2035	726,381
100,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2027	125,678
590,000	Erie, PA, City School Dist, GO 5.00%, 04/01/2028(1)	765,932
	Montgomery County, PA, Industrial Dev Auth Rev
230,000	5.00%, 12/01/2030	246,647
240,000	5.00%, 12/01/2044	265,438
100,000	5.00%, 12/01/2046	103,567
	Pennsylvania Higher Educational Facs Auth
250,000	5.00%, 05/01/2025	298,210
750,000	5.00%, 05/01/2037	913,282
	Pennsylvania Housing Finance Agency
445,000	3.10%, 04/01/2023	457,300
1,360,000	4.00%, 10/01/2038	1,439,342
	Pennsylvania Turnpike Commission Rev
150,000	5.00%, 12/01/2030	186,542
95,000	5.00%, 12/01/2037	105,525
540,000	Philadelphia, PA, School Dist, GO 5.00%, 09/01/2032(1)	698,279
15,000	Pittsburgh, PA, Water & Sewer Auth 5.00%, 09/01/2034(1)	19,726
375,000	Wilkes-Barre Area, PA, School Dist, GO 5.00%, 04/15/2059(1)	460,943

		7,597,693

	Puerto Rico - 0.6%
625,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev 5.00%, 07/01/2058	675,344

	Rhode Island - 0.2%
200,000	Rhode Island Student Loan Auth 5.00%, 12/01/2027	238,040

The accompanying notes are an integral part of these financial statements.

30

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
	South Carolina - 1.1%
$390,000	SCAGO Educational Facs Corp. for Pickens School Dist, SC 5.00%, 12/01/2029	$460,204
	South Carolina State Public Service Auth
500,000	5.00%, 12/01/2034	573,445
125,000	5.00%, 12/01/2050	142,560

		1,176,209

	South Dakota - 1.0%
950,000	South Dakota Housing Dev Auth 4.50%, 11/01/2048	1,068,674

	Tennessee - 2.0%
110,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	133,955
	Tennessee Energy Acquisition Corp.
500,000	5.00%, 02/01/2022	531,260
300,000	5.00%, 02/01/2023	330,882
295,000	5.00%, 02/01/2025	346,964
455,000	5.00%, 02/01/2027	557,625
150,000	Tennessee Housing Dev Agency 4.00%, 01/01/2049	165,183

		2,065,869

	Texas - 3.4%
750,000	City of Houston, TX 0.00%, 09/01/2025(1)(3)	702,863
555,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(4)	571,234
215,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2022	237,377
100,000	Harris County - Houston, TX, Sports Auth 5.00%, 11/15/2020	100,468
100,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2024	115,793
500,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2046	513,715
300,000	North East Texas Regional Mobility Auth 5.00%, 01/01/2021	303,486
70,000	North Texas Tollway Auth Rev 6.25%, 02/01/2023	70,176
940,000	State of Texas, GO 0.17%, 12/01/2046(4)	940,000
200,000	Texas Transportation Commission 0.00%, 08/01/2038(3)	96,540

		3,651,652

	Utah - 3.4%
1,000,000	Salt Lake City, UT, Corp. Airport Rev 5.00%, 07/01/2029	1,270,870
590,000	Salt Lake County, UT 5.13%, 02/15/2033(1)	691,527
1,250,000	Utah Transit Auth 5.25%, 06/15/2029(1)	1,697,313

		3,659,710

	Washington - 1.6%
	Port of Seattle, WA
1,000,000	5.00%, 06/01/2030	1,001,800
160,000	5.50%, 09/01/2020(1)	160,622
500,000	Washington State Housing Finance Commission 5.00%, 01/01/2031(2)	521,680

		1,684,102

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 98.0% - (continued)
	West Virginia - 0.4%
$390,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(4)	$408,864
	Wisconsin - 3.5%
	Public Finance Auth, WI
170,000	4.00%, 07/01/2050(1)	186,126
100,000	5.00%, 09/01/2025(2)	104,680
1,000,000	5.00%, 07/01/2036(1)	1,204,080
750,000	5.00%, 10/01/2043(2)	762,007
465,000	5.00%, 10/01/2044	567,161
840,000	Wisconsin Health & Educational Facs Auth Rev 5.00%, 11/01/2039	862,462

		3,686,516

	Total Municipal Bonds (cost $99,805,965)	$104,221,675

SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 1.1%
1,151,362	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2020 at 0.070%, due on 08/03/2020 with a maturity value of $1,151,369; collateralized by U.S. Treasury Note at 1.375%, maturing 08/31/2026, with a market value of $1,174,414	$1,151,362

	Total Short-Term Investments (cost $1,151,362)	$1,151,362

Total Investments (cost $100,957,327)	99.1%	$105,373,037
Other Assets & Liabilities	0.9%	918,189

Total Net Assets	100.0%	$106,291,226

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Principal and interest payments are insured against loss by a financial guaranty assurance agency. At July 31, 2020, the aggregate value of these securities was $18,600,324, representing 17.5% of net assets.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $2,233,107, representing 2.1% of net assets.

(3)	Security is a zero-coupon bond.

(4)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

31

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

July 31, 2020

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$104,221,675	$—	$104,221,675	$—
Short-Term Investments	1,151,362	—	1,151,362	—

Total	$105,373,037	$—	$105,373,037	$—

(1)	For the year ended July 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

32

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments

July 31, 2020

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 24.5%
	Agriculture - 0.3%
$176,000	Altria Group, Inc. 3.80%, 02/14/2024	$193,452

	Commercial Banks - 13.1%
284,000	Bank of New York Mellon Corp. 1.95%, 08/23/2022	293,312
431,000	Bank of Nova Scotia 2.38%, 01/18/2023	451,168
748,000	Canadian Imperial Bank of Commerce 2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(1)	777,540
409,000	HSBC Holdings plc 3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(1)	462,588
	JPMorgan Chase & Co.
1,140,000	2.01%, 03/13/2026, (2.01% fixed rate until 03/13/2025; 3 mo. USD SOFR + 1.585% thereafter)(1)	1,189,521
684,000	2.08%, 04/22/2026, (2.08% fixed rate until 04/22/2025; 3 mo. USD SOFR + 1.850% thereafter)(1)	718,068
1,377,000	National Bank of Canada 2.10%, 02/01/2023	1,430,995
486,000	PNC Financial Services Group, Inc. 3.50%, 01/23/2024	533,530
866,000	Royal Bank of Canada 2.25%, 11/01/2024	923,521
966,000	Toronto-Dominion Bank 2.65%, 06/12/2024	1,041,041
661,000	Truist Bank 1.25%, 03/09/2023	673,931
	Truist Financial Corp.
844,000	2.20%, 03/16/2023	881,801
179,000	4.00%, 05/01/2025	204,730
354,000	Wells Fargo & Co. 3.75%, 01/24/2024	387,953

		9,969,699

	Diversified Financial Services - 0.6%
448,000	Visa, Inc. 2.05%, 04/15/2030	485,107

	Healthcare - Services - 0.8%
142,000	CommonSpirit Health 2.76%, 10/01/2024	148,700
443,000	UnitedHealth Group, Inc. 2.38%, 08/15/2024	475,493

		624,193

	Oil & Gas - 1.8%
1,214,000	Exxon Mobil Corp. 2.61%, 10/15/2030	1,340,845

	Pharmaceuticals - 2.1%
685,000	Bristol-Myers Squibb Co. 2.90%, 07/26/2024	745,675
715,000	CVS Health Corp. 3.75%, 04/01/2030	838,853

		1,584,528

	Real Estate Investment Trusts - 1.6%
504,000	Boston Properties L.P. 3.40%, 06/21/2029	564,415
265,000	ERP Operating L.P. 3.00%, 07/01/2029	299,334
326,000	Ventas Realty L.P. 2.65%, 01/15/2025	335,955

		1,199,704

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 24.5% - (continued)
	Retail - 1.7%
	Home Depot, Inc.
$239,000	2.13%, 09/15/2026	$258,958
309,000	2.95%, 06/15/2029	354,814
685,000	McDonald’s Corp. 1.45%, 09/01/2025	711,586

		1,325,358

	Semiconductors - 0.4%
275,000	NVIDIA Corp. 3.50%, 04/01/2040	330,320

	Software - 1.8%
1,196,000	Oracle Corp. 2.80%, 04/01/2027	1,328,061

	Transportation - 0.3%
242,000	United Parcel Service, Inc. 2.20%, 09/01/2024	256,922

	Total Corporate Bonds (cost $17,391,308)	$18,638,189

MUNICIPAL BONDS - 66.6%
	California - 2.8%
$25,000	California County Tobacco Securitization Agency 4.00%, 06/01/2023	$27,500
20,000	California County, CA, Tobacco Securitization Agency 4.00%, 06/01/2022	21,323
95,000	California State, GO Taxable 5.00%, 03/01/2025	115,860
195,000	Chino Valley, CA, Unified School Dist, GO 5.00%, 08/01/2055	253,436
	City of Riverside, CA
35,000	1.90%, 06/01/2023	35,856
65,000	2.11%, 06/01/2024	68,091
90,000	MSR Public Power Agency, CA 6.00%, 07/01/2022(2)	97,262
	Peralta, CA, Community College Dist, GO
475,000	5.00%, 08/01/2021	497,919
705,000	5.00%, 08/01/2022	771,933
	San Diego, CA, Public Facs Financing Auth
30,000	5.00%, 08/01/2026	38,414
30,000	5.00%, 08/01/2027	39,458
55,000	5.00%, 08/01/2028	74,264
35,000	5.00%, 08/01/2029	48,503
20,000	5.00%, 08/01/2030	28,349

		2,118,168

	Colorado - 2.1%
690,000	Adams County, CO, School Dist, GO 5.00%, 12/01/2029(2)	953,373
555,000	Colorado Housing and Finance Auth 3.50%, 05/01/2050(2)	618,858

		1,572,231

	Connecticut - 0.8%
260,000	Connecticut Housing Finance Auth Rev 4.25%, 05/15/2042(2)	289,606
	State of Connecticut, GO
150,000	2.10%, 07/01/2025	157,226
25,000	4.00%, 06/01/2023	27,480
40,000	4.00%, 06/01/2024	45,132
	State of Connecticut, Special Tax Rev
30,000	5.00%, 05/01/2023	33,723
45,000	5.00%, 05/01/2024	52,537

		605,704

The accompanying notes are an integral part of these financial statements.

33

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 66.6% - (continued)
	District of Columbia - 3.9%
$590,000	Dist of Columbia 5.00%, 10/01/2030	$813,049
895,000	Dist of Columbia Water & Sewer Auth Rev 5.00%, 10/01/2052	1,096,321
505,000	Dist of Columbia, GO 5.00%, 06/01/2036	635,957
340,000	Metropolitan Washington Airports Auth Dulles Toll Road Rev 5.00%, 10/01/2034	421,702

		2,967,029

	Florida - 0.3%
	Florida Housing Finance Corp. Rev
130,000	3.50%, 07/01/2051(2)	145,315
90,000	4.00%, 07/01/2049(2)	98,787

		244,102

	Georgia - 3.3%
220,000	Georgia Municipal Association, Inc. 5.00%, 12/01/2029	285,547
	Main Street, GA, Natural Gas, Inc. Rev
435,000	4.00%, 08/01/2048(3)	478,961
1,495,000	4.00%, 03/01/2050(3)	1,735,097

		2,499,605

	Hawaii - 0.3%
170,000	Hawaii State Highway Fund Rev 5.00%, 01/01/2030	226,976

	Illinois - 3.8%
65,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	92,984
	Illinois Housing Dev Auth
2,005,000	3.75%, 04/01/2050(2)	2,241,770
135,000	4.50%, 10/01/2048(2)	151,888
175,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2027	209,622
	Rock Island County, IL, School Dist No. 41, GO
25,000	4.00%, 12/01/2023(2)	27,430
25,000	5.00%, 12/01/2024(2)	29,064
110,000	Southwestern Illinois Dev Auth 6.38%, 11/01/2023	120,877

		2,873,635

	Indiana - 0.2%
140,000	Indiana Housing & Community Dev Auth 4.00%, 07/01/2048(2)	154,160

	Iowa - 0.3%
	Iowa Finance Auth
120,000	3.25%, 07/01/2050(2)	132,793
75,000	4.00%, 07/01/2048(2)	82,667

		215,460

	Kentucky - 3.3%
	Kentucky Public Energy Auth
600,000	4.00%, 12/01/2049(3)	683,802
1,370,000	4.00%, 02/01/2050(3)	1,621,655
	Kentucky State Property & Building Commission Rev
60,000	5.00%, 05/01/2024	69,420
105,000	5.00%, 08/01/2024	122,518
40,000	5.00%, 05/01/2025	47,590

		2,544,985

	Louisiana - 0.1%
40,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	44,809

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 66.6% - (continued)
	Maine - 0.2%
$175,000	Maine State Housing Auth 4.00%, 11/15/2048	$192,521

	Maryland - 0.3%
185,000	Maryland Community Dev Administration Rev 4.50%, 09/01/2048	209,407

	Massachusetts - 0.2%
	Massachusetts Educational Financing Auth
60,000	3.17%, 07/01/2025	65,451
45,000	3.27%, 07/01/2026	49,324
50,000	3.38%, 07/01/2027	54,657

		169,432

	Michigan - 0.4%
200,000	Lansing, MI, Board of Water & Light 5.00%, 07/01/2030	208,820
90,000	Michigan State Housing Dev Auth 3.75%, 06/01/2050	100,228

		309,048

	Mississippi - 0.4%
265,000	Mississippi Home Corp. 3.25%, 12/01/2050(2)	293,196

	Missouri - 3.8%
1,310,000	Curators of The University Of Missouri 5.00%, 11/01/2030	1,846,510
	Missouri Housing Dev Commission Rev
210,000	3.50%, 11/01/2050(2)	234,916
380,000	3.88%, 05/01/2050(2)	426,341
180,000	4.25%, 05/01/2049(2)	201,307
160,000	4.75%, 05/01/2049(2)	181,813

		2,890,887

	Montana - 1.4%
925,000	Montana Board of Housing 3.50%, 06/01/2050	1,025,621
	State of Montana, GO
30,000	5.00%, 08/01/2020	30,000
20,000	5.00%, 08/01/2021	20,967
15,000	5.00%, 08/01/2022	16,453

		1,093,041

	Nebraska - 0.5%
120,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	132,165
205,000	Omaha, NE, Public Power Dist 5.00%, 02/01/2025	219,649

		351,814

	Nevada - 0.2%
155,000	Nevada Housing Division 4.00%, 10/01/2049(2)	173,654

	New Jersey - 1.4%
	New Jersey Economic Dev Auth
160,000	5.00%, 03/01/2026	172,682
90,000	5.00%, 11/01/2026	106,326
	New Jersey Transportation Trust Fund Auth
40,000	5.00%, 06/15/2024	45,343
410,000	5.00%, 12/15/2028	496,493
175,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	222,869

		1,043,713

	New Mexico - 0.1%
95,000	New Mexico Mortgage Finance Auth 4.00%, 01/01/2049(2)	105,093

The accompanying notes are an integral part of these financial statements.

34

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 66.6% - (continued)
	New York - 3.8%
$210,000	City of New York, NY, GO 0.14%, 04/01/2042(3)	$210,000
	New York State Dormitory Auth Rev
395,000	5.00%, 03/31/2021	407,601
45,000	5.00%, 07/01/2031	63,425
660,000	New York State Urban Dev Corp. 5.00%, 03/15/2033	893,673
	Port Auth of New York & New Jersey Rev
745,000	1.09%, 07/01/2023	754,491
440,000	5.00%, 07/15/2033	585,829

		2,915,019

	North Carolina - 1.5%
1,000,000	North Carolina Housing Finance Agency 4.00%, 07/01/2050(2)	1,130,280

	North Dakota - 1.0%
675,000	North Dakota Housing Finance Agency 3.75%, 07/01/2050	753,908

	Ohio - 1.0%
160,000	Ohio Housing Finance Agency 4.50%, 09/01/2048(2)	179,235
295,000	Ohio Turnpike & Infrastructure Commission Rev 0.00%, 02/15/2041(4)	181,847
	State of Ohio, GO
95,000	5.00%, 05/01/2032	131,048
180,000	5.00%, 05/01/2033	246,666

		738,796

	Oklahoma - 0.3%
205,000	Oklahoma Housing Finance Agency 4.00%, 03/01/2050(2)	233,116

	Oregon - 0.8%
535,000	Multnomah County, OR, School Dist No.1 Portland, GO 5.00%, 06/15/2025(2)	655,942

	Pennsylvania - 1.2%
110,000	Geisinger, PA, Health System Auth Rev 5.00%, 02/15/2032	135,405
475,000	Pennsylvania Housing Finance Agency 3.50%, 04/01/2049	515,465
	Pennsylvania State University
45,000	5.00%, 03/01/2025	54,378
40,000	5.00%, 03/01/2026	49,760
75,000	5.00%, 03/01/2027	95,992
60,000	5.00%, 03/01/2028	78,956

		929,956

	Rhode Island - 2.9%
365,000	Rhode Island Commerce Corp. 5.00%, 05/15/2026	445,347
	Rhode Island Housing & Mortgage Finance Corp.
1,400,000	3.75%, 10/01/2049	1,563,478
195,000	4.00%, 10/01/2048(2)	215,717

		2,224,542

	South Carolina - 2.1%
545,000	City of Columbia, SC, Waterworks & Sewer System Rev 5.00%, 02/01/2026	680,024
590,000	Patriots Energy Group Financing Agency, SC 4.00%, 10/01/2048(3)	652,528
225,000	South Carolina Jobs-Economic Dev Auth 3.75%, 01/01/2050	253,904
10,000	Tobacco Settlement Revenue Mgmt Auth, SC 6.38%, 05/15/2030	14,258

		1,600,714

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 66.6% - (continued)
	South Dakota - 0.4%
	South Dakota Conservancy Dist
$35,000	5.00%, 08/01/2026	$44,601
45,000	5.00%, 08/01/2027	58,897
35,000	5.00%, 08/01/2028	47,032
45,000	5.00%, 08/01/2029	62,030
45,000	5.00%, 08/01/2030	63,467

		276,027

	Tennessee - 2.2%
20,000	Metropolitan Gov’t Nashville & Davidson County, TN, Health & Educational Facs Bd 4.88%, 11/01/2028(2)	23,484
	Metropolitan,TN, Nashville Airport Auth
440,000	5.00%, 07/01/2026	541,935
360,000	5.00%, 07/01/2027	453,888
390,000	5.00%, 07/01/2028	502,659
130,000	Tennessee Housing Dev Agency 4.50%, 07/01/2049	146,708

		1,668,674

	Texas - 14.6%
680,000	Arlington, TX, Higher Education Finance Corp. 5.00%, 08/15/2033(2)	915,559
70,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	90,856
	Cypress-Fairbanks, TX, Independent School Dist, GO
305,000	4.00%, 02/15/2033(2)	386,261
65,000	5.00%, 02/15/2027(2)	83,519
230,000	5.00%, 02/15/2028(2)	301,500
	Dallas-Fort Worth, TX, International Airport Rev
110,000	2.04%, 11/01/2024	113,654
895,000	5.00%, 11/01/2033	1,200,634
250,000	Deer Park, TX, Independent School Dist, GO 5.00%, 08/15/2028(2)	330,322
	El Paso, TX, Independent School Dist, GO
35,000	5.00%, 08/15/2024(2)	41,643
50,000	5.00%, 08/15/2025(2)	61,588
70,000	5.00%, 08/15/2026(2)	88,879
45,000	Fort Bend, TX, Independent School Dist, GO 5.00%, 08/15/2024(2)	53,601
505,000	Harris County, TX, GO 5.00%, 10/01/2038	633,654
	Lower Colorado River, TX, Auth Rev
440,000	5.00%, 05/15/2029	592,139
940,000	5.00%, 05/15/2030	1,295,019
	Northside, TX, Independent School Dist, GO
25,000	5.00%, 02/15/2025(2)	30,239
15,000	5.00%, 02/15/2026(2)	18,719
85,000	5.00%, 02/15/2027(2)	109,092
115,000	5.00%, 02/15/2028(2)	151,737
75,000	5.00%, 02/15/2029(2)	101,573
55,000	5.00%, 02/15/2030(2)	76,283
635,000	Port Houston, TX, Auth, GO 5.00%, 10/01/2033	873,017
1,745,000	Round Rock, TX, Independent School Dist, GO 5.00%, 08/01/2028(2)	2,340,062
	Texas Department of Housing & Community Affairs Rev
355,000	3.50%, 03/01/2051(2)	401,530
125,000	4.00%, 03/01/2050(2)	142,876
100,000	4.75%, 03/01/2049(2)	112,466
495,000	University of Texas, Permanent University Fund Rev 5.00%, 07/01/2027	617,409

		11,163,831

The accompanying notes are an integral part of these financial statements.

35

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 66.6% - (continued)
	Utah - 1.4%
$305,000	State of Utah, GO 5.00%, 07/01/2024	$362,682
520,000	Univ. of Utah Rev 5.00%, 08/01/2030	708,947

		1,071,629

	Virginia - 1.3%
490,000	Fairfax County, VA, Water Auth Rev 5.00%, 04/01/2029	635,750
350,000	Virginia Small Business Financing Auth 0.14%, 07/01/2042(3)	350,000

		985,750

	Washington - 1.8%
45,000	North Thurston, WA, Public Schools, GO 5.00%, 12/01/2027(2)	59,220
730,000	State of Washington, GO 5.00%, 08/01/2030	999,041
270,000	Washington State Housing Finance Commission Rev 4.00%, 12/01/2048	298,064

		1,356,325

	Wyoming - 0.2%
135,000	Wyoming Community Dev Auth 4.00%, 06/01/2043	148,496

	Total Municipal Bonds (cost $48,468,203)	$50,751,675

U.S. GOVERNMENT AGENCIES - 1.5%
	Mortgage-Backed Agencies - 1.5%
	FHLMC - 1.5%
$1,103,308	2.00%, 08/01/2050	$1,142,221

	Total U.S. Government Agencies (cost $1,142,226)	$1,142,221

U.S. GOVERNMENT SECURITIES - 0.8%
	U.S. Treasury Securities - 0.8%
	U.S. Treasury Notes - 0.8%
$645,000	0.13%, 04/30/2022	645,076

	Total U.S. Government Securities (cost $644,399)	$645,076

	Total Long-Term Investments (cost $67,646,136)	$71,177,161

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 9.0%
	Other Investment Pools & Funds - 2.9%
2,211,174	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(5)	$2,211,174

	U.S. Treasury Securities - 6.1%
	U.S. Treasury Bills - 6.1%
$246,000	0.14%, 05/20/2021(6)	245,767
3,483,000	0.16%, 11/12/2020(6)	3,481,974
897,000	0.16%, 05/20/2021(6)	896,151

		4,623,892

	Total Short-Term Investments (cost $6,834,167)	$6,835,066

Total Investments (cost $74,480,303)	102.4%	$78,012,227
Other Assets & Liabilities	(2.4)%	(1,844,656)

Total Net Assets	100.0%	$76,167,571

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(2)

Principal and interest payments are insured against loss by a financial guaranty assurance agency. At July 31, 2020, the aggregate value of these securities was $14,883,736 representing 19.5% of net assets.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a zero-coupon bond.

(5)	Current yield as of period end.

(6)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at July 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	66	09/21/20	$9,245,156	$(77,276)
U.S. Treasury Long Bond Future	6	09/21/20	1,093,688	(25,043)

Total futures contracts				$(102,319)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

36

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$18,638,189	$—	$18,638,189	$—
Municipal Bonds	50,751,675	—	50,751,675	—
U.S. Government Agencies	1,142,221	—	1,142,221	—
U.S. Government Securities	645,076	—	645,076	—
Short-Term Investments	6,835,066	2,211,174	4,623,892	—

Total	$78,012,227	$2,211,174	$75,801,053	$—

Liabilities
Futures Contracts(2)	$(102,319)	$(102,319)	$—	$—

Total	$(102,319)	$(102,319)	$—	$—

(1)	For the year ended July 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

37

Hartford Short Duration ETF

Schedule of Investments

July 31, 2020

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage-Backed Securities - 15.0%
	Asset-Backed - Automobile - 0.3%
$227,261	Chesapeake Funding LLC 3.39%, 01/15/2031(1)	$234,756

	Asset-Backed - Finance & Insurance - 3.3%
277,900	DB Master Finance LLC 3.79%, 05/20/2049(1)	287,772
305,000	Neuberger Berman Loan Advisers CLO Ltd. 1.29%, 04/19/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	299,869
62,574	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	62,891
108,863	OBX Trust 4.00%, 11/25/2048(1)(3)	109,481
294,750	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	294,532
	Regional Management Issuance Trust
91,275	3.83%, 07/15/2027(1)	91,296
275,000	4.56%, 01/18/2028(1)	278,125
10,253	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	10,283
200,760	SoFi Consumer Loan Program Trust 2.02%, 01/25/2029(1)	202,543
327,305	Symphony CLO Ltd. 1.22%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(2)	323,830
	Vantage Data Centers Issuer LLC
222,938	3.19%, 07/15/2044(1)	228,218
334,333	4.20%, 11/16/2043(1)	346,415
336,600	Wingstop Funding LLC 4.97%, 12/05/2048(1)	345,399

		2,880,654

	Collateralized - Mortgage Obligations - 0.1%
125,000	Natixis Commercial Mortgage Securities Trust 2.51%, 10/15/2036(1)	127,115

	Commercial Mortgage-Backed Securities - 1.7%
240,000	GS Mortgage Securities Corp. Trust 2.75%, 02/10/2037(1)	240,136
375,000	GS Mortgage Securities Trust 2.78%, 10/10/2049	391,872
291,313	New Residential Mortgage Loan Trust 3.99%, 11/25/2048(1)(3)	299,019
575,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	577,018

		1,508,045

	Other Asset-Backed Securities - 1.9%
	Barings BDC Static CLO Ltd.
106,835	1.30%, 04/15/2027, 3 mo. USD LIBOR + 1.020%(1)(2)	105,802
246,882	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	205,001
674,725	Taco Bell Funding LLC 4.32%, 11/25/2048(1)	695,642
	Towd Point Mortgage Trust
242,806	2.75%, 10/25/2057(1)(3)	252,514
286,758	3.25%, 07/25/2058(1)(3)	299,098
71,702	3.75%, 05/25/2058(1)(3)	77,241

		1,635,298

	Whole Loan Collateral CMO - 7.7%
96,958	Angel Oak Mortgage Trust 2.47%, 12/25/2059(1)(3)	97,591
	Angel Oak Mortgage Trust LLC
282,439	2.99%, 07/26/2049(1)(3)	285,643
42,326	3.67%, 07/27/2048(1)(3)	43,164
370,450	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(3)	378,836
88,833	Bunker Hill Loan Depositary Trust 3.61%, 10/26/2048(1)(4)	91,176
250,000	Colombia Cent CLO Ltd. 1.40%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(2)	247,199
	COLT Mortgage Loan Trust
325,559	2.49%, 02/25/2050(1)(3)	328,850
106,637	2.76%, 08/25/2049(1)(3)	107,923
20,634	3.47%, 07/27/2048(1)(3)	20,832
36,747	3.69%, 10/26/2048(1)(3)	37,419
$199,081	4.01%, 12/28/2048(1)(3)	202,142

Shares or Principal Amount		Market Value†
Asset & Commercial Mortgage-Backed Securities - 15.0% - (continued)
	Whole Loan Collateral CMO - 7.7% - (continued)
	CSMC Trust
$214,944	2.24%, 02/25/2050(1)(3)	$211,512
158,392	4.13%, 07/25/2058(1)(3)	158,995
	Deephaven Residential Mortgage Trust
262,741	2.34%, 01/25/2060(1)(3)	265,709
184,461	3.79%, 08/25/2058(1)(3)	187,576
324,553	Fannie Mae Connecticut Avenue Securities 6.07%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	331,025
46,474	Flagstar Mortgage Trust 4.00%, 09/25/2048(1)(3)	46,808
371,802	GCAT Trust 2.25%, 01/25/2060(1)(4)	375,387
59,187	Home Re Ltd. 1.77%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	58,340
91,323	LSTAR Securities Investment Trust 1.67%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(2)	89,961
	Mill City Mortgage Loan Trust
65,023	3.25%, 05/25/2062(1)(3)	67,583
62,597	3.50%, 05/25/2058(1)(3)	65,128
226,816	3.50%, 08/25/2058(1)(3)	240,897
200,000	New Residential Advance Receivables Trust 2.43%, 10/15/2051(1)	199,022
60,234	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	58,963
	New Residential Mortgage Loan Trust
283,687	0.92%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	279,711
324,308	2.46%, 01/26/2060(1)(3)	330,035
337,449	4.00%, 02/25/2057(1)(3)	364,198
128,190	4.00%, 09/25/2057(1)(3)	135,707
470,000	NRZ Advance Receivables Trust 2.59%, 07/15/2052(1)	470,628
224,887	OBX Trust 3.50%, 12/25/2049(1)(3)	232,510
	Sequoia Mortgage Trust
13,107	4.00%, 09/25/2048(1)(3)	13,184
37,108	4.50%, 08/25/2048(1)(3)	38,946
123,591	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049(1)(3)	124,656
310,592	Starwood Mortgage Residential Trust 2.28%, 02/25/2050(1)(3)	313,433
	Verus Securitization Trust
161,686	2.42%, 01/25/2060(1)(4)	164,087
42,080	3.68%, 06/01/2058(1)(3)	42,582
55,149	Wells Fargo Mortgage Backed Securities Trust 4.00%, 04/25/2049(1)(3)	55,251

		6,762,609

	Total Asset & Commercial Mortgage-Backed Securities (cost $13,035,332)	$13,148,477

CORPORATE BONDS - 50.4%
	Aerospace/Defense - 0.6%
$150,000	Boeing Co. 4.51%, 05/01/2023	$156,940
300,000	L3Harris Technologies, Inc. 3.85%, 06/15/2023	326,803

		483,743

	Agriculture - 0.5%
450,000	BAT Capital Corp. 2.79%, 09/06/2024	480,188

	Auto Manufacturers - 1.3%
275,000	Ford Motor Credit Co. LLC 3.35%, 11/01/2022	276,719
	General Motors Financial Co., Inc.
200,000	2.90%, 02/26/2025	206,981
200,000	3.45%, 04/10/2022	205,641
50,000	Hyundai Capital America 4.13%, 06/08/2023(1)	53,153

The accompanying notes are an integral part of these financial statements.

38

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 50.4% - (continued)
	Auto Manufacturers - 1.3% - (continued)
$400,000	Volkswagen Group of America Finance LLC 4.25%, 11/13/2023(1)	$441,790

		1,184,284

	Beverages - 0.4%
150,000	Anheuser-Busch InBev Worldwide, Inc. 4.15%, 01/23/2025	171,171
175,000	Constellation Brands, Inc. 2.65%, 11/07/2022	182,768

		353,939

	Chemicals - 0.8%
	Celanese U.S. Holdings LLC
80,000	3.50%, 05/08/2024	85,285
280,000	4.63%, 11/15/2022	301,426
300,000	Sherwin-Williams Co. 4.20%, 01/15/2022	312,143

		698,854

	Commercial Banks - 13.3%
350,000	Bank of America Corp. 2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD LIBOR + 0.640% thereafter)(5)	365,233
400,000	Barclays plc 3.25%, 01/12/2021	404,888
250,000	BBVA USA 3.50%, 06/11/2021	255,256
200,000	BNP Paribas S.A. 3.50%, 03/01/2023(1)	213,131
	BPCE S.A.
250,000	3.00%, 05/22/2022(1)	259,209
250,000	4.00%, 09/12/2023(1)	272,255
200,000	Capital One Financial Corp. 3.05%, 03/09/2022	207,495
	CIT Group, Inc.
135,000	5.00%, 08/15/2022	139,388
340,000	5.00%, 08/01/2023	355,725
200,000	Citigroup, Inc. 2.90%, 12/08/2021	206,229
250,000	Citizens Bank NA 3.70%, 03/29/2023	269,539
275,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	279,878
300,000	Comerica, Inc. 3.70%, 07/31/2023	324,534
300,000	Cooperatieve Rabobank UA 3.88%, 09/26/2023(1)	330,165
	Credit Suisse Group AG
305,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. USD SOFR + 1.560% thereafter)(1)(5)	319,741
250,000	3.57%, 01/09/2023(1)	259,360
	Danske Bank A/S
200,000	3.88%, 09/12/2023(1)	215,359
390,000	5.00%, 01/12/2022(1)	410,984
100,000	Deutsche Bank AG 4.25%, 10/14/2021	103,238
250,000	Discover Bank2.45%, 09/12/2024	264,924
150,000	Fifth Third Bancorp2.38%, 01/28/2025	159,243
	Goldman Sachs Group, Inc.
300,000	3.00%, 04/26/2022	305,470
200,000	5.75%, 01/24/2022	215,197
350,000	HSBC Holdings plc 2.63%, 11/07/2025, (2.63% fixed rate until 11/07/2024; 3 mo. USD LIBOR + 1.140% thereafter)(5)	366,257
300,000	Huntington Bancshares, Inc. 2.30%, 01/14/2022	307,579
575,000	ING Groep N.V.4.10%, 10/02/2023	634,041
	Intesa Sanpaolo S.p.A.
200,000	3.13%, 07/14/2022(1)	205,286
400,000	3.25%, 09/23/2024(1)	420,519
	JP Morgan Chase & Co.
400,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(5)	423,223
300,000	2.97%, 01/15/2023	310,716
400,000	Macquarie Bank Ltd.2.10%, 10/17/2022(1)	413,507
200,000	Morgan Stanley4.00%, 07/23/2025	230,567

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 50.4% - (continued)
	Commercial Banks - 13.3% - (continued)
$350,000	NatWest Markets plc 3.63%, 09/29/2022(1)	$369,735
200,000	Regions Financial Corp. 2.75%, 08/14/2022	208,441
	Santander Holdings USA, Inc.
275,000	3.50%, 06/07/2024	294,766
125,000	3.70%, 03/28/2022	129,829
375,000	Standard Chartered plc 4.25%, 01/20/2023, (4.25% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.150% thereafter)(1)(5)	389,761
	UniCredit S.p.A.
200,000	3.75%, 04/12/2022(1)	206,377
350,000	6.57%, 01/14/2022(1)	372,054
300,000	Wells Fargo & Co. 2.16%, 02/11/2026, (2.16% fixed rate until 02/11/2025; 3 mo. USD LIBOR + 0.750% thereafter)(5)	312,775

		11,731,874

	Commercial Services - 1.1%
280,000	ERAC USA Finance LLC 2.60%, 12/01/2021(1)	284,918
	Global Payments, Inc.
255,000	2.65%, 02/15/2025	273,131
300,000	3.80%, 04/01/2021	305,744
60,000	IHS Markit Ltd.4.13%, 08/01/2023	65,490

		929,283

	Construction Materials - 0.4%
350,000	Fortune Brands Home & Security, Inc.4.00%, 09/21/2023	385,529

	Diversified Financial Services - 3.1%
150,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.13%, 07/03/2023	150,732
300,000	AIG Global Funding 2.70%, 12/15/2021(1)	309,053
	Air Lease Corp.
75,000	2.63%, 07/01/2022	75,023
375,000	3.50%, 01/15/2022	379,406
165,000	Aircastle Ltd. 5.13%, 03/15/2021	167,144
325,000	Ally Financial, Inc. 3.88%, 05/21/2024	347,234
375,000	Avolon Holdings Funding Ltd. 2.88%, 02/15/2025(1)	322,305
300,000	CNA Financial Corp. 7.25%, 11/15/2023	359,140
275,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	284,981
	Synchrony Financial
180,000	2.85%, 07/25/2022	184,086
95,000	4.38%, 03/19/2024	101,103

		2,680,207

	Electric - 3.2%
	CenterPoint Energy Resources Corp.
150,000	4.50%, 01/15/2021	151,266
112,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	119,152
	Dominion Energy, Inc.
125,000	2.75%, 01/15/2022	128,390
200,000	3.07%, 08/15/2024(4)	217,232
	Edison International
200,000	2.40%, 09/15/2022(6)	204,184
250,000	2.95%, 03/15/2023	257,013
250,000	EDP Finance B.V. 5.25%, 01/14/2021(1)	254,758
400,000	Enel Finance International N.V. 2.88%, 05/25/2022(1)	413,260
155,000	Evergy, Inc. 2.45%, 09/15/2024	165,710
165,000	Eversource Energy 3.80%, 12/01/2023	181,245
	Exelon Corp.
125,000	3.50%, 06/01/2022	130,893
125,000	5.15%, 12/01/2020	125,448
150,000	FirstEnergy Corp. 2.85%, 07/15/2022	153,555
175,000	ITC Holdings Corp. 2.70%, 11/15/2022	182,952

The accompanying notes are an integral part of these financial statements.

39

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 50.4% - (continued)
	Electric - 3.2% - (continued)
$150,000	Southwestern Electric Power Co. 3.55%, 02/15/2022	$155,116

		2,840,174

	Food - 0.6%
225,000	Conagra Brands, Inc. 4.30%, 05/01/2024	251,957
300,000	Tyson Foods, Inc. 2.25%, 08/23/2021	304,690

		556,647

	Healthcare - Products - 0.2%
180,000	Boston Scientific Corp. 3.45%, 03/01/2024	196,307

	Healthcare - Services - 1.6%
205,000	Anthem, Inc. 2.38%, 01/15/2025	219,270
325,000	Centene Corp. 4.75%, 05/15/2022	330,596
255,000	CommonSpirit Health 2.76%, 10/01/2024	267,032
125,000	HCA, Inc. 4.75%, 05/01/2023	136,932
	Howard University
75,000	2.42%, 10/01/2024	76,756
55,000	2.52%, 10/01/2025	56,068
135,000	2.80%, 10/01/2023	138,614
150,000	Laboratory Corp. of America Holdings 3.20%, 02/01/2022	155,799

		1,381,067

	Home Builders - 0.2%
175,000	Toll Brothers Finance Corp. 5.88%, 02/15/2022	182,656

	Household Products/Wares - 0.4%
315,000	Church & Dwight Co., Inc. 2.88%, 10/01/2022	330,707

	Insurance - 2.0%
350,000	Globe Life, Inc. 7.88%, 05/15/2023	409,791
75,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	77,344
	Liberty Mutual Group, Inc.
250,000	4.95%, 05/01/2022(1)	267,373
275,000	5.00%, 06/01/2021(1)	284,962
165,000	Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	183,483
100,000	Principal Financial Group, Inc. 3.13%, 05/15/2023	106,643
150,000	Protective Life Global Funding 3.40%, 06/28/2021(1)	154,015
250,000	Reinsurance Group of America, Inc. 5.00%, 06/01/2021	259,126

		1,742,737

	Internet - 0.1%
75,000	Netflix, Inc. 5.50%, 02/15/2022	79,219

	Iron/Steel - 0.5%
400,000	Steel Dynamics, Inc. 2.80%, 12/15/2024	425,370

	IT Services - 0.8%
400,000	Hewlett Packard Enterprise Co. 2.25%, 04/01/2023	413,768
300,000	International Business Machines Corp. 3.00%, 05/15/2024	327,048

		740,816

	Lodging - 0.8%
450,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	451,655
250,000	MGM Resorts International 6.00%, 03/15/2023	261,250

		712,905

	Machinery - Diversified - 0.4%
75,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	75,647
275,000	Roper Technologies, Inc. 2.35%, 09/15/2024	293,079

		368,726

	Media - 1.5%
200,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.50%, 02/01/2024	222,027

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 50.4% - (continued)
		Media - 1.5% - (continued)
	$345,000	Comcast Corp. 3.70%, 04/15/2024	$384,048
		Cox Communications, Inc.
	145,000	2.95%, 06/30/2023(1)	153,519
	134,000	3.15%, 08/15/2024(1)	145,455
	65,000	Fox Corp. 4.03%, 01/25/2024	72,092
	100,000	ViacomCBS, Inc. 2.90%, 06/01/2023	105,334
	225,000	Videotron Ltd. 5.00%, 07/15/2022	235,688

			1,318,163

		Mining - 0.6%
		Anglo American Capital plc
	200,000	3.75%, 04/10/2022(1)	207,196
	200,000	4.13%, 04/15/2021(1)	203,582
	100,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	103,070

			513,848

		Office/Business Equipment - 0.8%
		Xerox Corp.
	400,000	2.75%, 09/01/2020	399,500
	330,000	4.50%, 05/15/2021	336,600

			736,100

		Oil & Gas - 2.4%
		Aker BP ASA
	535,000	3.00%, 01/15/2025(1)	529,209
	275,000	4.75%, 06/15/2024(1)	281,165
	150,000	Canadian Natural Resources Ltd. 3.45%, 11/15/2021	154,015
	400,000	Cimarex Energy Co. 4.38%, 06/01/2024	426,724
	450,000	Occidental Petroleum Corp. 2.70%, 08/15/2022	434,718
EUR	215,000	Petroleos Mexicanos 3.13%, 11/27/2020(7)	252,560

			2,078,391

		Pharmaceuticals - 1.6%
		AbbVie, Inc.
	$200,000	3.45%, 03/15/2022(1)	208,015
	250,000	3.75%, 11/14/2023	274,355
	100,000	CVS Health Corp. 2.63%, 08/15/2024	107,532
		Elanco Animal Health, Inc.
	450,000	4.66%, 08/27/2021	468,571
	105,000	5.02%, 08/28/2023	115,763
	13,000	Mylan N.V. 3.75%, 12/15/2020	13,111
	250,000	Teva Pharmaceutical Finance Netherlands B.V. 2.20%, 07/21/2021	248,125

			1,435,472

		Pipelines - 3.7%
		Energy Transfer Operating L.P.
	145,000	2.90%, 05/15/2025	146,874
	120,000	4.20%, 09/15/2023	126,927
	135,000	4.50%, 04/15/2024	143,835
	100,000	4.65%, 06/01/2021	101,961
	275,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	279,120
	150,000	Kinder Morgan Energy Partners L.P. 4.15%, 03/01/2022	157,398
		MPLX L.P.
	95,000	1.21%, 09/09/2021, 3 mo. USD LIBOR + 0.900%(2)	94,544
	100,000	3.38%, 03/15/2023	105,261
	200,000	3.50%, 12/01/2022	208,681
	450,000	Phillips 66 Partners L.P. 2.45%, 12/15/2024	465,383
	250,000	Southern Natural Gas Co. LLC / Southern Natural Issuing Corp. 4.40%, 06/15/2021	255,873
	200,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	203,894
	650,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	670,787

The accompanying notes are an integral part of these financial statements.

40

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 50.4% - (continued)
	Pipelines - 3.7% - (continued)
$262,000	Williams Cos., Inc. 4.30%, 03/04/2024	$286,676

		3,247,214

	Real Estate Investment Trusts - 1.9%
	American Tower Corp.
150,000	3.38%, 05/15/2024	163,984
100,000	5.00%, 02/15/2024	114,781
265,000	Brandywine Operating Partnership L.P. 4.10%, 10/01/2024	279,064
	Crown Castle International Corp.
300,000	3.15%, 07/15/2023	321,137
100,000	5.25%, 01/15/2023	111,182
155,000	SBA Tower Trust 2.84%, 01/15/2025(1)	161,760
100,000	Simon Property Group L.P. 2.75%, 06/01/2023	104,611
400,000	Ventas Realty L.P. 2.65%, 01/15/2025	412,215

		1,668,734

	Retail - 0.9%
250,000	AutoNation, Inc. 3.35%, 01/15/2021	251,027
300,000	CVS Health Corp. 3.70%, 03/09/2023	322,759
193,000	FirstCash, Inc. 5.38%, 06/01/2024(1)	198,134

		771,920

	Savings & Loans - 0.3%
275,000	Nationwide Building Society 2.00%, 01/27/2023(1)	284,222

	Semiconductors - 0.6%
	Broadcom, Inc.
150,000	3.13%, 10/15/2022(1)	156,710
150,000	3.63%, 10/15/2024(1)	163,814
155,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	174,377

		494,901

	Telecommunications - 1.0%
	AT&T, Inc.
125,000	3.00%, 06/30/2022	130,524
200,000	3.60%, 02/17/2023	214,539
150,000	Nokia Oyj 3.38%, 06/12/2022	154,875
179,688	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	181,933
150,000	Verizon Communications, Inc. 5.15%, 09/15/2023	171,288

		853,159

	Transportation - 1.6%
400,000	Canadian Pacific Railway Co. 4.50%, 01/15/2022	421,559
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
175,000	2.70%, 03/14/2023(1)	181,429
110,000	2.70%, 11/01/2024(1)	115,830
250,000	4.13%, 08/01/2023(1)	270,567
355,000	TTX Co. 3.60%, 01/15/2025(1)	393,200

		1,382,585

	Trucking & Leasing - 1.2%
200,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	196,218
250,000	Avolon Holdings Funding Ltd. 5.13%, 10/01/2023(1)	237,848
325,000	DAE Funding LLC 5.25%, 11/15/2021(1)	325,000
250,000	GATX Corp. 4.35%, 02/15/2024	273,382
		1,032,448

	Total Corporate Bonds (cost $42,411,801)	$44,302,389

MUNICIPAL BONDS - 0.3%
	Transportation - 0.3%
$210,000	Chicago, IL, Transit Auth 5.37%, 12/01/2022	$221,090

	Total Municipal Bonds (cost $222,988)	$221,090

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 19.6%(8)
		Aerospace/Defense - 0.2%
	$193,767	TransDigm, Inc. 2.41%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	$181,138

		Auto Parts & Equipment - 0.8%
	108,900	Adient U.S. LLC 4.72%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	107,040
	141,605	Altra Industrial Motion Corp. 2.16%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	137,002
EUR	150,000	Clarios Global L.P. 3.75%, 04/30/2026, 3 mo. EURIBOR + 3.750%	171,561
	$96,750	IAA, Inc. 2.44%, 06/28/2026, 3 mo. USD LIBOR + 2.250%	94,815
	178,650	Panther BF Aggregator 2 3.67%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	174,146

			684,564

		Beverages - 0.2%
EUR	140,000	Sunshine Investments B.V. 0.00%, 03/28/2025(9)	163,171

		Chemicals - 0.3%
	$96,215	Nouryon USA LLC 3.18%, 10/01/2025, 1 mo. USD LIBOR + 3.000%	92,902
EUR	100,000	Starfruit Finco B.V. 3.25%, 10/01/2025, 3 mo. EURIBOR + 3.250%	114,466
	$99,500	Univar, Inc. 2.16%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	96,490

			303,858

		Commercial Services - 2.1%
	123,116	BrightView Landscapes LLC 2.69%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	120,345
	220,000	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	216,621
	199,500	Dun & Bradstreet Corp. 3.92%, 02/06/2026, 1 mo. USD LIBOR + 3.750%	198,295
EUR	135,000	LGC Group Holdings Ltd. 3.25%, 01/22/2027, 3 mo. EURIBOR + 3.250%	154,759
	$199,000	Quikrete Holdings, Inc. 2.66%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	191,886
	122,785	Tempo Acquisition LLC 2.91%, 05/01/2024, 1 mo. USD LIBOR + 2.750%	119,470
	215,267	Trans Union LLC 1.91%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	209,347
	517,246	United Rentals, Inc.1.91%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	512,332
EUR	100,000	Verisure Holding AB 0.00%, 10/21/2022(9)	117,235

			1,840,290

		Construction Materials - 0.1%
	$98,000	Hamilton Holdco LLC 2.31%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	95,305

		Distribution/Wholesale - 0.6%
	220,335	American Builders & Contractors Supply Co., Inc. 2.16%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	213,588
	368,438	HD Supply, Inc. 1.91%, 10/17/2023, 1 mo. USD LIBOR + 1.750%	362,635

			576,223

		Diversified Financial Services - 0.5%
	196,447	AlixPartners LLP 2.66%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	192,027
	162,824	Crown Finance U.S., Inc. 3.32%, 02/28/2025, 3 mo. USD LIBOR + 2.250%	102,460
	123,125	Refinitiv U.S. Holdings, Inc. 3.41%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	122,114

			416,601

The accompanying notes are an integral part of these financial statements.

41

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
		Entertainment - 0.1%
	$100,000	Banijay Entertainment S.A.S 0.00%, 03/01/2025(9)	$96,500

		Environmental Control - 0.4%
	342,929	Clean Harbors, Inc. 1.91%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	337,250

		Food - 0.6%
	99,250	B&G Foods, Inc. 2.66%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	97,761
	100,000	Froneri International Ltd. 2.41%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	95,768
EUR	120,000	Froneri Luxembourg Finance Co., S.a r.l. 2.63%, 01/29/2027, 3 mo. EURIBOR + 2.625%	137,178
	$174,123	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	169,914

			500,621

		Food Service - 0.2%
	193,500	Aramark Services, Inc. 1.91%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	183,583

		Gas - 0.3%
EUR	100,000	Messer Industries GmbH 2.50%, 03/01/2026, 3 mo. EURIBOR + 2.500%	114,791
	$187,625	Messer Industries USA, Inc. 2.81%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	183,404

			298,195

		Healthcare-Products - 0.2%
	45,805	Avantor Funding, Inc. 3.25%, 11/21/2024, 1 mo. USD LIBOR + 2.250%	45,423
EUR	99,500	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	116,100

			161,523

		Healthcare-Services - 1.1%
	$99,250	Emerald TopCo, Inc. 3.66%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	97,431
	165,947	Gentiva Health Services, Inc. 3.44%, 07/02/2025, 1 mo. USD LIBOR + 3.250%	163,043
EUR	186,200	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	216,053
	$125,000	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	122,942
	130,313	Syneos Health, Inc. 1.91%, 08/01/2024, 3 mo. USD LIBOR + 1.750%	126,865
	248,750	Zelis Healthcare Corp. 4.91%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	247,952

			974,286

		Household Products - 0.2%
	122,796	Diamond (BC) B.V. 3.26%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	115,613
	99,750	Reynolds Consumer Products LLC 1.91%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	97,677

			213,290

		Insurance - 1.4%
		Acrisure LLC
	149,625	3.66%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	143,715
		Asurion LLC
	81,553	3.16%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	80,412
	230,300	3.16%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	226,341
	93,939	6.66%, 08/04/2025, 3 mo. USD LIBOR + 6.500%	94,615
	245,614	Hub International Ltd. 3.26%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	238,211
	128,025	NFP Corp. 3.41%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	122,344

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
		Insurance - 1.4% - (continued)
	$315,200	Sedgwick Claims Management Services, Inc. 3.41%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	$300,228

			1,205,866

		IT Services - 0.3%
	245,071	Science Applications International Corp. 2.04%, 10/31/2025, 3 mo. USD LIBOR + 1.875%	240,731

		Leisure Time - 0.8%
	245,100	Caesars Resort Collection LLC 2.91%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	225,124
	225,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	216,844
	246,250	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	234,169

			676,137

		Lodging - 0.2%
	200,067	Boyd Gaming Corp. 2.36%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	193,093

		Media - 2.4%
	312,706	CSC Holdings LLC 2.43%, 01/15/2026, 3 mo. USD LIBOR + 2.250%	301,371
	365,346	Gray Television, Inc. 2.67%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	355,551
	244,059	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	236,356
	47,422	Mission Broadcasting, Inc. 2.42%, 01/17/2024, 3 mo. USD LIBOR + 2.250%	45,957
	147,733	MTN Infrastructure TopCo, Inc. 4.00%, 11/15/2024, 3 mo. USD LIBOR + 3.000%	143,793
		Nexstar Broadcasting, Inc.
	184,809	2.42%, 01/17/2024, 3 mo. USD LIBOR + 2.250%	179,100
	196,928	2.92%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	191,391
	115,201	Sinclair Television Group, Inc. 2.68%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	111,529
	159,200	Terrier Media Buyer, Inc. 4.41%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	154,964
	195,000	Vertical Midco GmbH0.00%, 07/01/2027(9)	192,157
EUR	145,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	165,873

			2,078,042

		Miscellaneous Manufacturing - 0.7%
	$213,787	H.B. Fuller Co. 2.19%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	207,981
	179,550	Ingersoll-Rand Services Co. 1.91%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	172,323
	219,912	USI, Inc. 3.31%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	212,261

			592,565

		Oil & Gas Services - 0.2%
	99,750	Buckeye Partners L.P. 2.92%, 11/01/2026, 1 mo. USD LIBOR + 2.750%	97,350
	99,000	Lower Cadence Holdings LLC 4.16%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	87,162

			184,512

		Packaging & Containers - 0.6%
		Berry Global, Inc.
	200,000	2.19%, 10/01/2022, 1 mo. USD LIBOR + 2.000%	196,050
		Flex Acquisition Co., Inc.
	132,100	3.55%, 06/29/2025, 3 mo. USD LIBOR + 3.250%	125,433
		Reynolds Group Holdings, Inc.

The accompanying notes are an integral part of these financial statements.

42

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
		Packaging & Containers - 0.6% - (continued)
	$196,434	2.91%, 02/05/2023, 3 mo. USD LIBOR + 2.750%	$192,226

			513,709

		Pharmaceuticals - 1.4%
	216,000	Bausch Health Cos., Inc. 2.93%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	211,231
	98,750	Catalent Pharma Solutions, Inc. 3.25%, 05/18/2026, 3 mo. USD LIBOR + 2.250%	97,927
	475,000	Elanco Animal Health, Inc. 0.00%, 02/04/2027, 1 mo. USD LIBOR + 1.750%(9)	462,531
	122,785	Endo International PLC 5.00%, 04/29/2024, 3 mo. USD LIBOR + 4.250%	117,218
	100,000	IQVIA, Inc. 1.91%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	97,925
	213,925	Sunshine Luxembourg S.a.r.l. 5.32%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	212,723

			1,199,555

		Real Estate - 0.5%
	147,750	Belron Finance U.S. LLC 2.93%, 11/13/2025, 3 mo. USD LIBOR + 2.500%	144,426
		Boels Topholding B.V.
EUR	155,000	0.00%, 02/05/2027, 1 mo. USD LIBOR + 4.000%(9)	176,872
	$100,000	VICI Properties LLC 1.93%, 12/20/2024, 1 mo. USD LIBOR + 1.750%	95,977

			417,275

		Retail - 0.7%
	248,982	B.C. Unlimited Liability Co. 1.91%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	238,672
	135,641	Bass Pro Group LLC 6.07%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	134,730
	245,524	U.S. Foods, Inc. 1.91%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	232,327

			605,729

		Semiconductors - 0.2%
	220,174	Microchip Technology, Inc. 2.17%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	218,523

		Software - 1.6%
	159,179	CCC Information Services, Inc. 4.00%, 04/29/2024, 1 mo. USD LIBOR + 3.000%	157,489
	169,708	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	165,794
	174,563	DCert Buyer, Inc. 4.16%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	171,539
	148,118	Go Daddy Operating Co. LLC 1.91%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	144,415
	438,809	SS&C Technologies Holdings Europe S.a.r.l. 1.91%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	425,066
	99,250	Ultimate Software Group, Inc. 3.91%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	98,206
	245,612	WEX, Inc. 2.41%, 05/15/2026, 3 mo. USD LIBOR + 2.250%	236,797

			1,399,306

		Telecommunications - 0.2%
	100,000	T-Mobile USA, Inc. 3.16%, 04/01/2027, 1 mo. USD LIBOR + 3.000%	100,321
	125,000	Telenet Financing USD LLC 2.18%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	119,766

			220,087

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 19.6%(8) - (continued)
	Transportation - 0.5%
$249,375	Genesee & Wyoming, Inc. 2.31%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	$244,545
227,695	Savage Enterprises LLC 3.18%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	224,222
		468,767

	Total Senior Floating Rate Interests (cost $17,613,249)	$17,240,295

U.S. GOVERNMENT AGENCIES - 10.0%
	Mortgage-Backed Agencies - 10.0%
	FHLMC - 2.4%
$35,670	0.92%, 10/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	$35,506
575,000	1.13%, 08/12/2021	580,780
218,498	1.50%, 01/15/2027	221,547
309,942	2.00%, 09/15/2041	316,828
297,379	3.00%, 01/01/2033	317,663
214,632	3.00%, 05/15/2037	216,478
212,365	3.50%, 09/15/2043	222,856
198,158	3.75%, 05/15/2039(4)	206,064

		2,117,722

	FNMA - 6.3%
228,077	2.00%, 07/25/2039	229,988
424,605	2.50%, 03/25/2035	440,939
163,673	2.55%, 07/25/2044	169,092
295,767	3.00%, 11/01/2032	315,839
547,010	3.00%, 02/25/2043	580,196
164,789	3.00%, 04/25/2043	171,525
285,336	3.00%, 05/25/2047	295,548
733,084	3.25%, 11/25/2043	762,446
184,097	3.50%, 03/01/2033	193,550
1,050,000	3.50%, 08/17/2035(10)	1,102,336
463,002	3.50%, 10/25/2035	507,925
521,807	3.50%, 07/25/2045	547,163
194,199	3.50%, 07/25/2054	204,706

		5,521,253

	GNMA - 1.3%
316,251	2.00%, 05/20/2046	326,122
685,057	2.50%, 10/20/2041	712,900
138,765	2.50%, 07/20/2042	145,876

		1,184,898

	Total U.S. Government Agencies (cost $8,435,266)	$8,823,873

	Total Long-Term Investments (cost $81,718,636)	$83,736,124

The accompanying notes are an integral part of these financial statements.

43

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 4.5%
		Commercial Paper - 2.8%
CAD	1,200,000	Bank of Nova Scotia 0.21%, 08/04/2020(11)	$895,836
	1,200,000	Enbridge Gas, Inc. 0.34%, 08/04/2020(11)	895,812
	880,000	HSBC Bank Canada 0.14%, 08/04/2020(11)	656,952

			2,448,600

		Repurchase Agreements - 1.5%
	1,272,202	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2020 at 0.070%, due on 08/03/2020 with a maturity value of $1,272,209; collateralized by U.S. Treasury Note at 1.375%, maturing 08/31/2026, with a market value of $1,297,694	1,272,202

		Securities Lending Collateral - 0.2%
	12,159	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.09%(12)	12,159
	185,816	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.13%(12)	185,816

			197,975

		Total Short-Term Investments (cost $3,918,788)	$3,918,777

Total Investments (cost $85,637,424)	99.8%	$87,654,901
Other Assets and Liabilities	0.2%	226,674

Total Net Assets	100.0%	$87,881,575

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $25,138,694, representing 28.6% of net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2020. Base lending rates may be subject to a floor or cap.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(7)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2020, the aggregate value of this security was $252,560, representing 0.3% of net assets.

(8)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2020.

(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	Represents or includes a TBA transaction.

(11)	The rate shown represents current yield to maturity.

(12)	Current yield as of period end.

Futures Contracts Outstanding at July 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	94	09/30/20	$20,772,531	$18,516

Short position contracts:
U.S. Treasury 5-Year Note Future	46	09/30/20	$5,801,750	$(33,882)
U.S. Treasury 10-Year Note Future	10	09/21/20	1,400,781	(14,461)

Total				$(48,343)

Total futures contracts				$(29,827)

The accompanying notes are an integral part of these financial statements.

44

Hartford Short Duration ETF

Schedule of Investments – (continued)

July 31, 2020

Foreign Currency Contracts Outstanding at July 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
222,000	EUR	260,473	USD	TDB	08/05/20	$2,069	$—
2,445,025	USD	3,280,000	CAD	DEUT	08/04/20	—	(3,671)
124,578	USD	111,000	EUR	MSC	08/05/20	—	(6,693)
124,510	USD	111,000	EUR	BCLY	08/05/20	—	(6,761)
1,693,116	USD	1,448,000	EUR	JPM	08/31/20	—	(20,273)
260,636	USD	222,000	EUR	TDB	09/04/20	—	(2,076)

Total Foreign Currency Contracts						$2,069	$(39,474)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$13,148,477	$—	$13,148,477	$—
Corporate Bonds	44,302,389	—	44,302,389	—
Municipal Bonds	221,090	—	221,090	—
Senior Floating Rate Interests	17,240,295	—	17,240,295	—
U.S. Government Agencies	8,823,873	—	8,823,873	—
Short-Term Investments	3,929,197	208,395	3,720,802	—
Foreign Currency Contracts(2)	2,069	—	2,069	—
Futures Contracts(2)	18,516	18,516	—	—

Total	$87,685,906	$226,911	$87,458,995	$—

Liabilities
Foreign Currency Contracts(2)	$(39,474)	$—	$(39,474)	$—
Futures Contracts(2)	(48,343)	(48,343)	—	—

Total	$(87,817)	$(48,343)	$(39,474)	$—

(1)	For the year ended July 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

45

Hartford Total Return Bond ETF

Schedule of Investments

July 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.9%
	Agency Collat PAC CMO - 0.0%
$662,539	Freddie Mac Strips 5.00%, 09/15/2036(1)	$128,333

	Asset-Backed - Automobile - 0.2%
1,415,500	Chesapeake Funding LLC 1.95%, 09/15/2031(2)	1,444,587

	Asset-Backed - Finance & Insurance - 2.7%
65,747	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(2)(3)	65,459
315,740	Atlas Senior Loan Fund Ltd. 1.14%, 04/20/2028, 3 mo. USD LIBOR + 0.870%(2)(4)	311,703
250,000	Avery Point CLO Ltd. 1.59%, 08/05/2027, 3 mo. USD LIBOR + 1.050%(2)(4)	247,506
72,275	Bayview Koitere Fund Trust 3.50%, 07/28/2057(2)(3)	74,607
50,260	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(2)(3)	51,227
112,143	Bellemeade Re Ltd. 1.27%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(2)(4)	111,749
1,870,000	Benchmark Mortgage Trust 1.92%, 07/15/2053(1)(3)	233,449
592,974	BlueMountain CLO Ltd. 1.20%, 07/18/2027, 3 mo. USD LIBOR + 0.930%(2)(4)	584,995
282,834	Bowman Park CLO Ltd. 1.54%, 11/23/2025, 3 mo. USD LIBOR + 1.180%(2)(4)	281,513
	Carlyle Global Market Strategies CLO Ltd.
820,303	1.03%, 04/27/2027, 3 mo. USD LIBOR + 0.780%(2)(4)	812,690
936,202	1.28%, 01/15/2031, 3 mo. USD LIBOR + 1.000%(2)(4)	912,150
330,000	CIFC Funding Ltd. 1.14%, 04/19/2029, 3 mo. USD LIBOR + 0.870%(2)(4)	325,272
375,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(2)	403,506
766,000	Citigroup Commercial Mortgage Trust 4.13%, 11/15/2049(3)	717,960
739,413	DB Master Finance LLC 3.79%, 05/20/2049(2)	765,678
	Domino’s Pizza Master Issuer LLC
1,672,700	3.08%, 07/25/2047(2)	1,682,619
49,000	4.12%, 07/25/2048(2)	52,299
188,330	Drug Royalty L.P. 1.88%, 10/15/2031, 3 mo. USD LIBOR + 1.600%(2)(4)	185,058
149,008	Eagle RE Ltd. 1.87%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(2)(4)	146,545
1,170,000	Evergreen Credit Card Trust 1.90%, 09/15/2024(2)	1,200,141
250,000	Magnetite VII Ltd. 1.08%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(2)(4)	245,417
138,308	MFA Trust 3.35%, 11/25/2047(2)(5)	139,011
248,499	Pretium Mortgage Credit Partners LLC 3.72%, 02/27/2060(2)(5)	248,921
1,560,000	Regional Management Issuance Trust 4.56%, 01/18/2028(2)	1,577,726
	Seasoned Credit Risk Transfer Trust
677,475	3.50%, 08/25/2057	737,965
794,956	3.50%, 08/25/2058	891,792
	Sound Point CLO Ltd.
250,000	1.32%, 01/26/2031, 3 mo. USD LIBOR + 1.070%(2)(4)	243,713
950,000	1.42%, 04/18/2031, 3 mo. USD LIBOR + 1.150%(2)(4)	916,483
1,155,000	SPS Servicer Advance Receivables Trust 2.32%, 10/15/2052(2)	1,145,807
765,000	Treman Park CLO Ltd. 1.34%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(2)(4)	756,572
993,167	Vantage Data Centers Issuer LLC 4.20%, 11/16/2043(2)	1,029,058
955,000	Voya CLO Ltd. 1.17%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(2)(4)	939,731
599,625	Wendy’s Funding LLC 3.88%, 03/15/2048(2)	636,142
267,300	Wingstop Funding LLC 4.97%, 12/05/2048(2)	274,287

		18,948,751

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.9% - (continued)
	Asset-Backed - Home Equity - 0.0%
$84,491	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(2)(5)	$86,956

	Collateralized - Mortgage Obligations - 0.0%
3,755	Structured Agency Credit Risk Trust 0.92%, 09/25/2048, 1 mo. USD LIBOR + 0.750%(2)(4)	3,752

	Commercial Mortgage - Backed Securities - 3.7%
965,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(2)	925,254
	Banc of America Commercial Mortgage Trust
7,028,703	0.74%, 11/15/2050(1)(3)	302,896
4,446,945	0.81%, 11/15/2054(1)(3)	207,457
	Benchmark Mortgage Trust
11,684,039	0.52%, 01/15/2051(1)(3)	351,269
21,153,614	0.54%, 07/15/2051(1)(3)	646,518
2,026,751	BX Commercial Mortgage Trust 1.10%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(2)(4)	2,021,665
785,000	CAMB Commercial Mortgage Trust 2.73%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(2)(4)	757,833
1,300,000	Citigroup Commercial Mortgage Trust 3.62%, 07/10/2047	1,407,167
177,764	Citigroup Mortgage Loan Trust 3.25%, 03/25/2061(2)(3)	186,497
	Commercial Mortgage Trust
10,828,316	0.59%, 02/10/2047(1)(3)	193,025
1,043,085	2.94%, 01/10/2046	1,081,293
700,000	3.18%, 02/10/2035(2)	748,546
1,120,000	3.69%, 08/10/2047	1,218,924
900,000	3.80%, 08/10/2047	985,913
1,095,125	3.96%, 03/10/2047	1,192,888
1,000,000	4.22%, 07/10/2045(3)	1,073,643
360,000	4.24%, 02/10/2047(3)	391,509
13,597,458	CSAIL Commercial Mortgage Trust 0.75%, 06/15/2057(1)(3)	391,059
	GS Mortgage Securities Trust
6,632,081	0.68%, 02/13/2053(1)(3)	340,803
890,000	3.63%, 11/10/2047	970,633
100,000	4.07%, 01/10/2047	108,389
415,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.81%, 01/16/2037(2)	422,706
	JPMBB Commercial Mortgage Securities Trust
858,821	3.36%, 07/15/2045	902,289
100,000	3.93%, 09/15/2047	110,166
100,000	4.00%, 04/15/2047	109,231
1,410,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/2047	1,526,953
4,455,077	Morgan Stanley Capital Trust 1.43%, 06/15/2050(1)(3)	287,328
670,000	MTRO Commercial Mortgage Trust 1.98%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(2)(4)	652,527
1,005,120	UBS-Barclays Commercial Mortgage Trust 3.24%, 04/10/2046	1,046,000
807,234	Wells Fargo Commercial Mortgage Trust 2.92%, 10/15/2045	830,814
	Wells Fargo N.A.
5,792,531	0.60%, 11/15/2062(1)(3)	267,406
16,239,565	0.74%, 02/15/2061(1)(3)	723,698
2,719,478	0.77%, 11/15/2062(1)(3)	137,220
11,100,129	0.89%, 01/15/2063(1)(3)	731,417
3,501,120	0.90%, 05/15/2062(1)(3)	227,779
	WF-RBS Commercial Mortgage Trust
1,170,000	2.88%, 12/15/2045	1,207,556
1,025,000	3.61%, 11/15/2047	1,113,307
100,000	4.00%, 05/15/2047	108,156
100,000	4.05%, 03/15/2047	109,122

		26,016,856

The accompanying notes are an integral part of these financial statements.

46

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.9% - (continued)
	Other Asset-Backed Securities - 3.6%
$296,064	AASET Trust 3.35%, 01/16/2040(2)	$264,979
625,000	Affirm Asset Securitization Trust 3.46%, 10/15/2024(2)	625,818
772,525	ALM XVI Ltd. 1.18%, 07/15/2027, 3 mo. USD LIBOR + 0.900%(2)(4)	768,539
	Benefit Street Partners CLO Ltd.
635,000	1.52%, 01/20/2029, 3 mo. USD LIBOR + 1.250%(2)(4)	627,427
249,597	1.52%, 07/20/2029, 3 mo. USD LIBOR + 1.250%(2)(4)	246,744
250,000	Carlyle U.S. CLO Ltd. 1.49%, 07/20/2031, 3 mo. USD LIBOR + 1.220%(2)(4)	243,948
389,000	CF Hippolyta LLC 1.99%, 07/15/2060(2)	393,211
970,000	CIFC Funding Ltd.1.27%, 04/18/2031, 3 mo. USD LIBOR + 1.000%(2)(4)	946,866
260,000	Dewolf Park CLO Ltd.1.49%, 10/15/2030, 3 mo. USD LIBOR + 1.210%(2)(4)	256,634
416,850	Domino’s Pizza Master Issuer LLC 3.67%, 10/25/2049(2)	442,003
1,549,525	Dryden Senior Loan Fund 1.51%, 04/15/2029, 3 mo. USD LIBOR + 1.123%(2)(4)	1,541,108
250,000	Madison Park Funding Ltd. 1.22%, 04/19/2030, 3 mo. USD LIBOR + 0.950%(2)(4)	247,004
239,362	Neuberger Berman CLO Ltd. 1.08%, 07/15/2027, 3 mo. USD LIBOR + 0.800%(2)(4)	235,527
925,000	OCP CLO Ltd. 1.39%, 10/18/2028, 3 mo. USD LIBOR + 1.120%(2)(4)	915,203
544,072	OZLM Ltd. 1.55%, 10/20/2031, 3 mo. USD LIBOR + 1.280%(2)(4)	533,231
1,360,040	Pretium Mortgage Credit Partners LLC 2.86%, 05/27/2059(2)(5)	1,338,771
246,882	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(2)	205,001
1,315,208	TICP CLO Ltd. 1.11%, 04/20/2028, 3 mo. USD LIBOR + 0.840%(2)(4)	1,293,128
	Towd Point Mortgage Trust
1,034,228	2.75%, 10/25/2056(2)(3)	1,062,861
1,463,467	2.75%, 06/25/2057(2)(3)	1,515,384
2,021,297	2.75%, 10/25/2057(2)(3)	2,102,118
1,207,816	2.90%, 10/25/2059(2)(3)	1,278,913
1,897,837	3.25%, 03/25/2058(2)(3)	2,006,240
250,913	3.25%, 07/25/2058(2)(3)	261,711
100,382	3.75%, 05/25/2058(2)(3)	108,137
1,543,736	Vericrest Opportunity Loan Trust 2.98%, 02/25/2050(2)(5)	1,527,064
601,145	3.18%, 10/25/2049(2)(5)	595,973
1,151,032	VOLT LXXX LLC 3.23%, 10/25/2049(2)(5)	1,140,268
1,310,987	VOLT LXXXVIII LLC 2.98%, 03/25/2050(2)(5)	1,290,384
705,000	Voya CLO Ltd. 1.46%, 10/18/2031, 3 mo. USD LIBOR + 1.190%(2)(4)	693,744

		24,707,939

	Whole Loan Collateral CMO - 5.7%
94,874	Bear Stearns Adjustable Rate Mortgage Trust 3.43%, 08/25/2035(3)	92,095
59,134	Bellemeade Re Ltd. 1.47%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(2)(4)	59,098
64,568	CIM Trust 3.00%, 04/25/2057(2)(3)	65,891
	Connecticut Avenue Securities Trust
759,958	2.27%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(2)(4)	749,412
383,819	2.32%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(2)(4)	345,252
578,669	2.47%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(2)(4)	570,074
110,418	CSMC Trust 4.13%, 07/25/2058(2)(3)	110,838

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.9% - (continued)
	Whole Loan Collateral CMO - 5.7% - (continued)
	Deephaven Residential Mortgage Trust
$2,045,000	2.34%, 01/25/2060(2)(3)	$2,068,103
588,294	2.79%, 10/25/2059(2)(3)	595,907
	Fannie Mae Connecticut Avenue Securities
10,600	1.12%, 10/25/2029, 1 mo. USD LIBOR + 0.950%(4)	10,595
144,438	2.37%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(4)	138,286
177,191	2.42%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(4)	170,867
171,879	2.52%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(4)	165,959
171,617	2.77%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(4)	127,094
1,081,238	3.17%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(4)	841,397
736,950	3.72%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(4)	742,531
1,353,043	4.42%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(4)	1,363,166
532,965	4.52%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(4)	544,383
1,259,299	4.57%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(4)	996,126
595,954	5.07%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(4)	600,782
1,444,572	5.17%, 11/25/2024, 1 mo. USD LIBOR + 5.000%(4)	1,460,880
1,419,405	5.17%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(4)	1,435,915
1,252,041	5.72%, 04/25/2028, 1 mo. USD LIBOR + 5.550%(4)	1,297,919
975,169	5.87%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(4)	1,016,470
369,150	6.17%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(4)	379,271
288,537	Home Re Ltd.1.77%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(2)(4)	284,409
536,502	LSTAR Securities Investment Trust 1.87%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(2)(4)	526,955
1,211,264	MetLife Securitization Trust 3.75%, 03/25/2057(2)(3)	1,297,326
60,969	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(2)(3)	62,513
986,000	Mortgage Insurance-Linked Notes 2.07%, 11/26/2029, 1 mo. USD LIBOR + 1.900%(2)(4)	948,659
	New Residential Advance Receivables Trust
1,410,000	2.33%, 10/15/2051(2)	1,412,076
2,105,000	2.43%, 10/15/2051(2)	2,094,709
1,395,000	2.51%, 09/15/2052(2)	1,398,423
876,399	New Residential Mortgage LLC 3.79%, 07/25/2054(2)	857,913
	New Residential Mortgage Loan Trust
370,144	0.92%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(2)(4)	364,956
1,220,628	3.50%, 12/25/2057(2)(3)	1,304,053
637,190	4.00%, 04/25/2057(2)(3)	684,588
672,915	4.00%, 08/27/2057(2)(3)	721,639
870,755	4.00%, 09/25/2057(2)(3)	921,816
2,115,000	NRZ Advance Receivables Trust 2.59%, 07/15/2052(2)	2,117,826
	OZLM Ltd.
246,844	1.28%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(2)(4)	244,061
864,816	1.32%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(2)(4)	859,171

The accompanying notes are an integral part of these financial statements.

47

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.9% - (continued)
	Whole Loan Collateral CMO - 5.7% - (continued)
$733,920	PMT Credit Risk Transfer Trust 2.17%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(2)(4)	$707,147
440,488	Preston Ridge Partners Mortgage Trust LLC 3.50%, 10/25/2024(2)(3)	438,312
	Seasoned Credit Risk Transfer Trust
1,030,680	2.50%, 08/25/2059	1,102,252
575,835	3.50%, 11/25/2057	663,884
1,518,788	3.50%, 07/25/2058	1,762,841
1,825,340	3.50%, 10/25/2058	2,079,527
	Structured Agency Credit Risk Trust
766,681	1.82%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(2)(4)	757,664
55,000	2.27%, 09/25/2048, 1 mo. USD LIBOR + 2.100%(2)(4)	52,696

		39,613,727

	Total Asset & Commercial Mortgage-Backed Securities (cost $110,311,797)	$110,950,901

CORPORATE BONDS - 37.0%
	Advertising - 0.0%
$75,000	Lamar Media Corp. 3.75%, 02/15/2028(2)	$75,656

	Aerospace/Defense - 0.7%
	Boeing Co.
630,000	5.04%, 05/01/2027	682,167
450,000	5.15%, 05/01/2030	490,972
250,000	General Dynamics Corp. 4.25%, 04/01/2040	331,078
	L3Harris Technologies, Inc.
750,000	2.90%, 12/15/2029	833,335
505,000	3.85%, 06/15/2023	550,118
620,000	Northrop Grumman Corp. 5.15%, 05/01/2040	885,685
	United Technologies Corp.
540,000	3.95%, 08/16/2025	625,503
390,000	4.45%, 11/16/2038	503,884
50,000	4.63%, 11/16/2048	70,543

		4,973,285

	Agriculture - 0.7%
	Altria Group, Inc.
250,000	2.35%, 05/06/2025	265,937
290,000	2.63%, 09/16/2026	312,326
175,000	3.88%, 09/16/2046	189,416
255,000	4.40%, 02/14/2026	296,575
190,000	4.80%, 02/14/2029	228,996
620,000	5.38%, 01/31/2044	802,716
375,000	5.80%, 02/14/2039	491,293
155,000	5.95%, 02/14/2049	219,219
290,000	Archer-Daniels-Midland Co. 3.25%, 03/27/2030	338,552
585,000	BAT Capital Corp. 2.79%, 09/06/2024	624,244
645,000	Kernel Holding S.A. 6.50%, 10/17/2024(6)	638,873
715,000	Philip Morris International, Inc. 2.10%, 05/01/2030	757,279

		5,165,426

	Apparel - 0.0%
250,000	Hanesbrands, Inc. 4.88%, 05/15/2026(2)(7)	272,500

	Auto Manufacturers - 0.1%
280,000	General Motors Co. 6.13%, 10/01/2025	327,283
170,000	General Motors Financial Co., Inc. 1.04%, 11/06/2020, 3 mo. USD LIBOR + 0.540%(4)	169,724

		497,007

	Auto Parts & Equipment - 0.0%
10,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	10,000

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 37.0% - (continued)
		Beverages - 1.2%
	$290,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	$355,760
		Anheuser-Busch InBev Worldwide, Inc.
	205,000	3.75%, 07/15/2042	228,165
	110,000	4.35%, 06/01/2040	132,600
	1,120,000	4.60%, 04/15/2048	1,386,108
	1,473,000	5.45%, 01/23/2039	1,935,844
		Constellation Brands, Inc.
	5,000	2.65%, 11/07/2022	5,222
	170,000	2.88%, 05/01/2030	185,412
	572,000	3.15%, 08/01/2029	633,224
	1,072,000	3.60%, 02/15/2028	1,217,562
	170,000	4.65%, 11/15/2028	206,410
	1,049,000	Diageo Capital plc 2.00%, 04/29/2030	1,117,573
	165,000	Keurig Dr Pepper, Inc. 3.20%, 05/01/2030	187,298
CAD	618,000	Molson Coors International L.P. 2.75%, 09/18/2020	461,966
	$420,000	PepsiCo, Inc. 3.63%, 03/19/2050	548,862

			8,602,006

		Biotechnology - 0.4%
		Amgen, Inc.
	195,000	1.90%, 02/21/2025	205,517
	215,000	2.20%, 02/21/2027	229,467
	1,595,000	2.30%, 02/25/2031	1,701,329
	275,000	3.15%, 02/21/2040	310,520
	250,000	3.38%, 02/21/2050	293,202

			2,740,035

		Chemicals - 0.5%
	425,000	Alpek S.A.B. de C.V. 4.25%, 09/18/2029(2)	435,837
	290,000	Chemours Co. 5.38%, 05/15/2027	284,165
	156,000	Dow Chemical Co. 4.80%, 05/15/2049	196,520
	885,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	977,270
	105,000	Olin Corp. 5.13%, 09/15/2027	101,588
		Sherwin-Williams Co.
	180,000	3.30%, 05/15/2050	203,726
	140,000	4.50%, 06/01/2047	187,621
	520,000	Syngenta Finance N.V. 4.89%, 04/24/2025(2)	557,397
	180,000	Westlake Chemical Corp. 3.38%, 06/15/2030	191,050

			3,135,174

		Commercial Banks - 6.7%
		Bank of America Corp.
	430,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(8)	456,314
	335,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD LIBOR + 0.990% thereafter)(8)	355,988
	755,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(8)	843,193
	105,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(8)	115,896
	1,285,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(8)	1,470,063
	860,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(8)	939,108
	1,770,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(8)	2,298,851
	640,000	Bank of New York Mellon Corp. 2.10%, 10/24/2024	680,074

The accompanying notes are an integral part of these financial statements.

48

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 37.0% - (continued)
	Commercial Banks - 6.7% - (continued)
$650,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(2)(8)	$677,011
500,000	Capital One Financial Corp. 3.90%, 01/29/2024	547,377
550,000	China Construction Bank Corp. 1.05%, 09/24/2021, 3 mo. USD LIBOR + 0.750%(4)(6)	550,401
	Citigroup, Inc.
315,000	2.88%, 07/24/2023, (2.88% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.950% thereafter)(8)	328,595
1,705,000	3.20%, 10/21/2026	1,893,178
750,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(8)	816,703
290,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(8)	340,131
595,000	4.41%, 03/31/2031, (4.41% fixed rate until 03/31/2030; 3 mo. USD SOFR + 3.914% thereafter)(8)	725,128
	Credit Suisse Group AG
250,000	0.55%, 02/04/2022, 3 mo. USD SOFR + 0.450%(4)	249,811
1,225,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(6)(8)(9)	1,304,625
390,000	Credit Suisse Group Funding Guernsey Ltd. 2.56%, 04/16/2021, 3 mo. USD LIBOR + 2.290%(4)	395,386
	Danske Bank A/S
510,000	5.00%, 01/12/2022(2)	537,440
530,000	5.38%, 01/12/2024(2)	598,436
515,000	Fifth Third Bancorp 2.38%, 01/28/2025	546,735
	Goldman Sachs Group, Inc.
100,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(8)	104,230
1,855,000	3.50%, 11/16/2026	2,069,639
260,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(8)	300,346
140,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(8)	170,534
305,000	6.75%, 10/01/2037	458,172
	HSBC Holdings plc
245,000	2.02%, 05/25/2021, 3 mo. USD LIBOR + 1.660%(4)	247,850
695,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(8)	811,012
	Industrial & Commercial Bank of China Ltd.
200,000	1.02%, 04/16/2021, 3 mo. USD LIBOR + 0.750%(4)(6)	199,833
250,000	1.12%, 05/21/2021, 3 mo. USD LIBOR + 0.750%(4)(6)	249,828
	JP Morgan Chase & Co.
340,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(8)	370,324
305,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(8)	345,847
410,000	3.11%, 04/22/2051, (3.11% fixed rate until 04/22/2050; 3 mo. USD SOFR + 2.440% thereafter)(8)	464,895

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 37.0% - (continued)
		Commercial Banks - 6.7% - (continued)
	$230,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(8)	$248,979
	15,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(8)	17,067
	1,100,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(8)	1,277,897
	2,390,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(8)	2,604,734
	935,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(8)	1,076,081
	420,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(8)	493,879
	565,000	KeyCorp. 2.55%, 10/01/2029	608,665
GBP	615,000	Metro Bank plc 5.50%, 06/26/2028, (5.50% fixed rate until 06/26/2023; GUKG5 + 4.458% thereafter)(6)(8)	429,527
		Morgan Stanley
	$1,015,000	2.50%, 04/21/2021	1,031,629
	1,260,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(8)	1,373,766
	2,145,000	3.13%, 07/27/2026	2,408,659
	75,000	4.00%, 07/23/2025	86,462
	100,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(8)	121,594
	375,000	5.00%, 11/24/2025	446,989
	250,000	PNC Bank NA 2.70%, 10/22/2029	274,342
		PNC Financial Services Group, Inc.
	775,000	2.20%, 11/01/2024	826,073
	870,000	2.55%, 01/22/2030	962,825
	470,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	488,158
		State Street Corp.
	675,000	2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. USD SOFR + 0.940% thereafter)(8)	723,920
	320,000	2.90%, 03/30/2026, (2.90% fixed rate until 03/30/2025; 3 mo. USD SOFR + 2.600% thereafter)(2)(8)	349,438
	60,000	3.15%, 03/30/2031, (3.15% fixed rate until 03/30/2030; 3 mo. USD SOFR + 2.650% thereafter)(2)(8)	69,218
	1,125,000	UBS Group AG 7.00%, 02/19/2025, (7.00% fixed rate until 02/19/2025; 5 year USD Swap + 4.866% thereafter)(6)(8)(9)	1,254,375
	680,000	UBS Group AG 2.65%, 02/01/2022(2)	701,649
	650,000	UniCredit S.p.A. 6.57%, 01/14/2022(2)	690,957
		Wells Fargo & Co.
	1,710,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(8)	1,799,471
	865,000	3.00%, 04/22/2026	947,428
	140,000	3.00%, 10/23/2026	153,432
	1,570,000	3.07%, 01/24/2023	1,625,358
	385,000	3.75%, 01/24/2024	421,926
	230,000	4.75%, 12/07/2046	301,495
	140,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD LIBOR + 4.240% thereafter)(8)	200,087

			46,479,034

The accompanying notes are an integral part of these financial statements.

49

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 37.0% - (continued)
	Commercial Services - 1.0%
$1,400,000	Ashtead Capital, Inc. 4.38%, 08/15/2027(2)	$1,459,500
	Equifax, Inc.
352,000	2.60%, 12/15/2025	377,502
110,000	3.10%, 05/15/2030	122,126
	Global Payments, Inc.
550,000	2.90%, 05/15/2030	603,378
190,000	3.20%, 08/15/2029	211,840
	Howard University
100,000	2.39%, 10/01/2027	99,867
100,000	2.70%, 10/01/2029	101,506
325,000	2.80%, 10/01/2030	333,159
105,000	2.90%, 10/01/2031	109,736
265,000	3.48%, 10/01/2041	277,353
1,330,000	IHS Markit Ltd. 4.13%, 08/01/2023	1,451,695
1,381,000	Service Corp. International 5.13%, 06/01/2029	1,526,005
380,000	United Rentals North America, Inc. 5.88%, 09/15/2026	405,650

		7,079,317

	Construction Materials - 0.2%
	Carrier Global Corp.
275,000	2.49%, 02/15/2027(2)	289,803
485,000	2.70%, 02/15/2031(2)	511,275
240,000	2.72%, 02/15/2030(2)	253,636
560,000	Standard Industries, Inc. 6.00%, 10/15/2025(2)	583,218

		1,637,932

	Diversified Financial Services - 0.4%
480,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.88%, 01/23/2028	442,922
605,000	GE Capital Funding LLC 4.40%, 05/15/2030(2)	637,703
150,000	Mastercard, Inc. 3.35%, 03/26/2030	179,268
380,000	Navient Corp. 7.25%, 01/25/2022	399,000
1,285,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(2)	1,263,442

		2,922,335

	Electric - 3.1%
	AES Corp.
470,000	3.30%, 07/15/2025(2)	504,493
125,000	5.13%, 09/01/2027	135,384
285,000	Alabama Power Co. 4.15%, 08/15/2044	366,056
40,000	Appalachian Power Co. 6.38%, 04/01/2036	54,963
	Berkshire Hathaway Energy Co.
325,000	3.25%, 04/15/2028	373,317
75,000	4.25%, 10/15/2050(2)	102,636
290,000	Centrais Eletricas Brasileiras S.A. 3.63%, 02/04/2025(2)	288,245
	Cleco Corporate Holdings LLC
355,000	3.38%, 09/15/2029	364,278
156,000	3.74%, 05/01/2026	165,961
20,000	4.97%, 05/01/2046	22,850
	Commonwealth Edison Co.
420,000	3.65%, 06/15/2046	523,951
35,000	4.00%, 03/01/2048	46,399
115,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	155,244
95,000	Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	152,706
760,000	Dominion Energy, Inc. 3.38%, 04/01/2030	878,320
350,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	468,932
355,000	Duke Energy Corp. 2.65%, 09/01/2026	390,549
385,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	464,628
195,000	Evergy Metro, Inc. 2.25%, 06/01/2030	213,740
	Evergy, Inc.
315,000	2.45%, 09/15/2024	336,765
620,000	2.90%, 09/15/2029	685,874
725,000	Exelon Corp. 3.95%, 06/15/2025	834,979

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 37.0% - (continued)
	Electric - 3.1% - (continued)
	FirstEnergy Corp.
$95,000	1.60%, 01/15/2026	$93,601
240,000	2.25%, 09/01/2030	237,859
85,000	Florida Power & Light Co. 3.99%, 03/01/2049	117,411
	Georgia Power Co.
910,000	2.10%, 07/30/2023	949,127
510,000	4.30%, 03/15/2042	631,960
	IPALCO Enterprises, Inc.
460,000	3.70%, 09/01/2024	499,980
1,680,000	4.25%, 05/01/2030(2)	1,854,060
	ITC Holdings Corp.
640,000	2.95%, 05/14/2030(2)	709,668
30,000	3.25%, 06/30/2026	33,478
	MidAmerican Energy Co.
155,000	3.15%, 04/15/2050	187,907
120,000	3.65%, 08/01/2048	156,164
145,000	National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	168,945
980,000	NextEra Energy Capital Holdings, Inc. 2.25%, 06/01/2030	1,056,623
125,000	Northern States Power Co. 2.90%, 03/01/2050	145,409
310,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	372,777
	Oncor Electric Delivery Co. LLC
110,000	3.10%, 09/15/2049	131,029
145,000	5.75%, 03/15/2029	194,943
1,140,000	Pacific Gas and Electric Co. 2.50%, 02/01/2031	1,144,068
	PacifiCorp
101,000	4.13%, 01/15/2049	136,503
110,000	4.15%, 02/15/2050	149,064
125,000	Public Service Electric & Gas Co. 3.80%, 03/01/2046	162,057
525,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	570,835
	Puget Energy, Inc.
600,000	3.65%, 05/15/2025	640,859
585,000	4.10%, 06/15/2030(2)	656,280
70,000	Sempra Energy4.00%, 02/01/2048	85,567
	Southern California Edison Co.
605,000	2.25%, 06/01/2030	625,076
220,000	2.85%, 08/01/2029	236,854
250,000	3.65%, 02/01/2050	290,044
179,000	4.00%, 04/01/2047	212,431
96,000	4.13%, 03/01/2048	114,736
	Southern Co.
115,000	2.95%, 07/01/2023	122,186
515,000	3.25%, 07/01/2026	584,849
635,000	3.70%, 04/30/2030	739,245
20,000	4.40%, 07/01/2046	25,316
120,000	Union Electric Co. 4.00%, 04/01/2048	157,303
155,000	Xcel Energy, Inc. 3.50%, 12/01/2049	189,213

		21,913,697

	Electronics - 0.2%
1,085,000	Honeywell International, Inc. 1.95%, 06/01/2030	1,163,777

	Engineering & Construction - 0.1%
1,150,000	International Airport Finance S.A. 12.00%, 03/15/2033(2)	976,062

	Entertainment - 0.1%
335,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	373,012
135,000	WMG Acquisition Corp. 3.88%, 07/15/2030(2)	144,450

		517,462

The accompanying notes are an integral part of these financial statements.

50

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 37.0% - (continued)
	Environmental Control - 0.3%
	Clean Harbors, Inc.
$1,890,000	4.88%, 07/15/2027(2)	$2,003,608
45,000	5.13%, 07/15/2029(2)	48,150

		2,051,758

	Food - 0.5%
	Conagra Brands, Inc.
40,000	4.30%, 05/01/2024	44,792
215,000	4.60%, 11/01/2025	251,085
510,000	4.85%, 11/01/2028	631,964
65,000	5.40%, 11/01/2048	94,375
400,000	Kellogg Co. 3.40%, 11/15/2027	455,997
	Kraft Heinz Foods Co.
25,000	3.75%, 04/01/2030(2)	27,094
50,000	4.25%, 03/01/2031(2)	55,192
660,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(6)	692,017
835,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(2)	900,965
295,000	Sysco Corp. 5.95%, 04/01/2030	374,257

		3,527,738

	Food Service - 0.1%
470,000	Aramark Services, Inc. 5.00%, 02/01/2028(2)	472,937

	Forest Products & Paper - 0.2%
1,150,000	Suzano Austria GmbH 5.00%, 01/15/2030	1,207,500

	Gas - 0.5%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
85,000	5.63%, 05/20/2024	91,375
140,000	5.88%, 08/20/2026	154,483
695,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	745,976
	NiSource, Inc.
560,000	3.49%, 05/15/2027	641,422
840,000	3.60%, 05/01/2030	987,524
	Sempra Energy
525,000	3.40%, 02/01/2028	593,985
140,000	3.80%, 02/01/2038	165,014

		3,379,779

	Healthcare-Products - 0.8%
	Alcon Finance Corp.
506,000	2.75%, 09/23/2026(2)	554,748
360,000	3.00%, 09/23/2029(2)	399,766
300,000	Baxter International, Inc. 3.95%, 04/01/2030(2)	364,035
975,000	Becton Dickinson and Co. 3.36%, 06/06/2024	1,060,611
	Boston Scientific Corp.
390,000	1.90%, 06/01/2025	408,746
1,105,000	3.75%, 03/01/2026	1,272,576
190,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(2)	200,133
185,000	Teleflex, Inc. 4.25%, 06/01/2028(2)	198,181
145,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	154,139
1,025,000	Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	1,121,160

		5,734,095

	Healthcare-Services - 0.6%
425,000	Anthem, Inc. 2.25%, 05/15/2030	449,959
	Centene Corp.
45,000	3.38%, 02/15/2030	47,644
315,000	4.25%, 12/15/2027	334,688
40,000	4.63%, 12/15/2029	44,610
105,000	CommonSpirit Health 3.35%, 10/01/2029	110,727
5,000	Humana, Inc. 2.50%, 12/15/2020	5,040
315,000	Quest Diagnostics, Inc. 2.80%, 06/30/2031	345,476
1,600,000	Rede D’or Finance S.a.r.l. 4.50%, 01/22/2030(2)	1,434,000
	UnitedHealth Group, Inc.
590,000	2.00%, 05/15/2030	628,913
180,000	2.38%, 08/15/2024	193,203

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 37.0% - (continued)
		Healthcare-Services - 0.6% - (continued)
	$420,000	2.88%, 08/15/2029	$479,343
	115,000	3.50%, 08/15/2039	141,017
	166,000	3.75%, 10/15/2047	210,132

			4,424,752

		Home Builders - 0.4%
		Lennar Corp.
	190,000	4.75%, 11/29/2027	217,075
	200,000	5.25%, 06/01/2026	224,000
	1,540,000	PulteGroup, Inc. 5.50%, 03/01/2026	1,779,147
	435,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	478,500

			2,698,722

		Household Products/Wares - 0.0%
	50,000	Kimberly-Clark Corp. 3.10%, 03/26/2030	58,239

		Insurance - 1.3%
	1,430,000	American International Group, Inc. 2.50%, 06/30/2025	1,529,020
	490,000	Aon Corp. 2.20%, 11/15/2022	509,013
	1,690,000	Brighthouse Financial, Inc. 5.63%, 05/15/2030	1,945,441
	110,000	Genworth Holdings, Inc. 4.90%, 08/15/2023	97,900
		Marsh & McLennan Cos., Inc.
	420,000	3.88%, 03/15/2024	467,048
	270,000	4.38%, 03/15/2029	335,010
	260,000	4.75%, 03/15/2039	364,942
	64,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(2)	74,419
	870,000	New York Life Global Funding 2.00%, 01/22/2025(2)	923,773
	80,000	New York Life Insurance Co. 3.75%, 05/15/2050(2)	97,270
	425,000	Progressive Corp. 3.20%, 03/26/2030	497,670
		Unum Group
	190,000	4.00%, 06/15/2029	205,794
	445,000	4.50%, 03/15/2025	491,240
	320,000	4.50%, 12/15/2049	325,954
	10,000	Voya Financial, Inc. 4.80%, 06/15/2046	12,517
		Willis North America, Inc.
	230,000	2.95%, 09/15/2029	252,304
	275,000	3.60%, 05/15/2024	300,241
	400,000	4.50%, 09/15/2028	482,108

			8,911,664

		Internet - 1.0%
		Alibaba Group Holding Ltd.
	500,000	3.40%, 12/06/2027	568,180
	445,000	4.20%, 12/06/2047	591,418
		Amazon.com, Inc.
	995,000	1.50%, 06/03/2030	1,030,126
	630,000	3.88%, 08/22/2037	818,176
	1,395,000	NortonLifeLock, Inc. 5.00%, 04/15/2025(2)	1,433,502
		Tencent Holdings Ltd.
	420,000	1.81%, 01/26/2026(2)	428,692
	635,000	2.39%, 06/03/2030(2)	659,944
	255,000	2.99%, 01/19/2023(2)	265,577
	620,000	3.60%, 01/19/2028(2)	698,544
	515,000	3.98%, 04/11/2029(2)	599,872

			7,094,031

		Iron/Steel - 0.4%
	200,000	Commercial Metals Co. 5.38%, 07/15/2027	208,514
		Metinvest B.V.
EUR	440,000	5.63%, 06/17/2025(2)	467,229
	$200,000	7.75%, 10/17/2029(2)	184,400
		Steel Dynamics, Inc.
	534,000	2.80%, 12/15/2024	567,869
	45,000	3.25%, 01/15/2031	49,165

The accompanying notes are an integral part of these financial statements.

51

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 37.0% - (continued)
	Iron/Steel - 0.4% - (continued)
$950,000	Vale Overseas Ltd. 3.75%, 07/08/2030	$1,019,797

		2,496,974

	IT Services - 1.0%
	Apple, Inc.
1,550,000	2.20%, 09/11/2029	1,692,068
490,000	3.35%, 02/09/2027	565,027
190,000	3.45%, 02/09/2045	234,524
	HP, Inc.
375,000	2.20%, 06/17/2025	394,031
375,000	3.00%, 06/17/2027	403,873
	International Business Machines Corp.
1,525,000	1.95%, 05/15/2030	1,595,979
795,000	3.50%, 05/15/2029	934,903
100,000	4.25%, 05/15/2049	131,918
280,000	4.70%, 02/19/2046	388,274
380,000	Leidos, Inc.3.63%, 05/15/2025(2)	419,786

		6,760,383

	Lodging - 0.3%
	Hilton Domestic Operating Co., Inc.
1,081,000	4.25%, 09/01/2024	1,091,810
500,000	5.13%, 05/01/2026	517,500
285,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	285,910
4,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(2)	3,760

		1,898,980

	Machinery-Diversified - 0.4%
2,600,000	Otis Worldwide Corp. 2.57%, 02/15/2030(2)	2,819,405

	Media - 2.3%
	CCO Holdings LLC / CCO Holdings Capital Corp.
675,000	4.25%, 02/01/2031(2)	704,376
475,000	5.13%, 05/01/2027(2)	503,945
	Charter Communications Operating LLC / Charter Communications Operating Capital
445,000	4.80%, 03/01/2050	539,229
915,000	5.38%, 05/01/2047	1,158,591
475,000	5.75%, 04/01/2048	625,431
1,130,000	6.48%, 10/23/2045	1,577,422
80,000	6.83%, 10/23/2055	113,383
	Comcast Corp.
305,000	3.20%, 07/15/2036	355,332
330,000	3.25%, 11/01/2039	388,902
105,000	3.40%, 07/15/2046	124,845
830,000	3.75%, 04/01/2040	1,034,529
180,000	4.05%, 11/01/2052	236,694
425,000	4.60%, 10/15/2038	574,905
90,000	4.65%, 07/15/2042	123,291
210,000	4.70%, 10/15/2048	300,979
70,000	4.75%, 03/01/2044	98,694
70,000	4.95%, 10/15/2058	107,505
803,000	Cox Communications, Inc. 3.15%, 08/15/2024(2)	871,644
	Discovery Communications LLC
200,000	3.95%, 06/15/2025	225,938
420,000	3.95%, 03/20/2028	480,740
112,000	5.30%, 05/15/2049	144,834
500,000	6.35%, 06/01/2040	704,908
	DISH DBS Corp.
230,000	5.88%, 07/15/2022	242,075
60,000	6.75%, 06/01/2021	62,100
75,000	TEGNA, Inc. 5.50%, 09/15/2024(2)	76,747
185,000	Time Warner Cable LLC 6.55%, 05/01/2037	256,052
	ViacomCBS, Inc.
145,000	4.25%, 09/01/2023	158,752
410,000	4.75%, 05/15/2025	472,113
2,250,000	4.95%, 01/15/2031	2,706,794

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 37.0% - (continued)
		Media - 2.3% - (continued)
	$200,000	Videotron Ltd. 5.38%, 06/15/2024(2)	$217,000
	725,000	Walt Disney Co. 2.65%, 01/13/2031	788,607

			15,976,357

		Mining - 0.2%
		Anglo American Capital plc
	745,000	4.75%, 04/10/2027(2)	857,252
	515,000	5.63%, 04/01/2030(2)	645,506
	120,000	Kaiser Aluminum Corp. 4.63%, 03/01/2028(2)	119,460

			1,622,218

		Miscellaneous Manufacturing - 0.1%
	145,000	3M Co. 3.05%, 04/15/2030	168,506
	370,000	General Electric Co. 3.63%, 05/01/2030	374,530
	280,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	283,581
	120,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	154,459

			981,076

		Office/Business Equipment - 0.0%
	120,000	CDW LLC / CDW Finance Corp. 4.25%, 04/01/2028	128,225

		Oil & Gas - 1.0%
		BP Capital Markets America, Inc.
	370,000	3.54%, 04/06/2027	419,962
	320,000	3.63%, 04/06/2030	370,647
CAD	225,000	Canadian Natural Resources Ltd. 2.89%, 08/14/2020	168,089
		Equinor ASA
	$740,000	1.75%, 01/22/2026	773,364
	385,000	3.63%, 04/06/2040	463,379
	255,000	3.70%, 04/06/2050	314,458
		Exxon Mobil Corp.
	675,000	4.23%, 03/19/2040	866,042
	155,000	4.33%, 03/19/2050	208,012
		Hess Corp.
	185,000	7.13%, 03/15/2033	222,099
	250,000	7.30%, 08/15/2031	300,178
	795,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	903,285
		Phillips 66
	225,000	2.15%, 12/15/2030	223,002
	175,000	3.85%, 04/09/2025	196,244
	425,000	QEP Resources, Inc. 5.25%, 05/01/2023	296,438
	260,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(2)	273,665
	220,000	SM Energy Co. 6.13%, 11/15/2022	162,800
	600,000	Tullow Oil plc 7.00%, 03/01/2025(2)	357,000
	265,000	Valero Energy Corp. 4.00%, 04/01/2029	302,516
	117,000	WPX Energy, Inc. 5.25%, 09/15/2024	120,615

			6,941,795

		Packaging & Containers - 0.4%
	200,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(2)	207,560
	1,490,000	Ball Corp. 4.00%, 11/15/2023	1,586,850
	370,000	Mondelez International, Inc. 1.50%, 05/04/2025	383,977
		Owens-Brockway Glass Container, Inc.
	80,000	5.38%, 01/15/2025(2)	82,200
	430,000	5.88%, 08/15/2023(2)	453,951
	220,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(2)	223,366

			2,937,904

		Pharmaceuticals - 1.4%
		AbbVie, Inc.
	755,000	2.95%, 11/21/2026(2)	833,045
	335,000	3.20%, 11/21/2029(2)	376,544
	565,000	4.25%, 11/21/2049(2)	718,776
	320,000	4.63%, 10/01/2042(2)	406,585

The accompanying notes are an integral part of these financial statements.

52

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 37.0% - (continued)
	Pharmaceuticals - 1.4% - (continued)
	Bausch Health Cos., Inc.
$220,000	5.75%, 08/15/2027(2)	$238,784
205,000	7.00%, 03/15/2024(2)	214,221
165,000	Baxalta, Inc. 3.60%, 06/23/2022	172,417
705,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(2)	808,481
360,000	Becton Dickinson and Co. 2.82%, 05/20/2030	395,580
80,000	Bristol-Myers Squibb Co. 3.20%, 06/15/2026	90,861
	CVS Health Corp.
760,000	4.13%, 04/01/2040	925,958
465,000	5.05%, 03/25/2048	640,533
15,000	5.13%, 07/20/2045	20,404
95,000	Express Scripts Holding Co. 1.11%, 11/30/2020, 3 mo. USD LIBOR + 0.750%(4)	95,012
630,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	719,358
	Pfizer, Inc.
530,000	1.70%, 05/28/2030	556,348
230,000	2.63%, 04/01/2030	260,126
330,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	336,580
	Takeda Pharmaceutical Co., Ltd.
280,000	2.05%, 03/31/2030	287,598
275,000	3.03%, 07/09/2040	298,860
200,000	3.18%, 07/09/2050	218,999
835,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	761,695
	Upjohn, Inc.
230,000	1.65%, 06/22/2025(2)	236,689
180,000	2.30%, 06/22/2027(2)	189,158

		9,802,612

	Pipelines - 1.1%
20,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	21,156
180,000	DCP Midstream Operating L.P. 3.88%, 03/15/2023	180,468
	Energy Transfer Operating L.P.
290,000	3.75%, 05/15/2030	286,805
390,000	4.95%, 06/15/2028	416,784
160,000	5.15%, 03/15/2045	155,053
95,000	5.25%, 04/15/2029	103,193
870,000	6.13%, 12/15/2045	914,997
135,000	6.25%, 04/15/2049	145,000
45,000	EQM Midstream Partners L.P. 6.50%, 07/01/2027(2)	49,617
640,000	Kinder Morgan Energy Partners L.P. 3.50%, 03/01/2021	647,582
	MPLX L.P.
70,000	1.21%, 09/09/2021, 3 mo. USD LIBOR + 0.900%(4)	69,664
335,000	4.13%, 03/01/2027	365,567
170,000	4.25%, 12/01/2027	184,581
185,000	4.70%, 04/15/2048	199,365
360,000	5.20%, 03/01/2047	406,022
80,000	5.20%, 12/01/2047	87,660
	ONEOK, Inc.
90,000	2.20%, 09/15/2025	88,304
80,000	3.10%, 03/15/2030	75,294
285,000	4.45%, 09/01/2049	259,287
345,000	5.85%, 01/15/2026	392,804
655,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030(2)	755,591
165,000	Sunoco Logistics Partners Operations L.P. 4.00%, 10/01/2027	168,123
175,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(2)	178,933
	TransCanada PipeLines Ltd.
540,000	4.10%, 04/15/2030	637,769
230,000	4.63%, 03/01/2034	279,704
100,000	4.75%, 05/15/2038	125,260

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 37.0% - (continued)
	Pipelines - 1.1% - (continued)
$70,000	Western Midstream Operating L.P. 5.05%, 02/01/2030	$70,884
	Williams Cos., Inc.
24,000	4.90%, 01/15/2045	27,558
85,000	5.80%, 11/15/2043	104,349
116,000	6.30%, 04/15/2040	149,026

		7,546,400

	Real Estate Investment Trusts - 0.4%
370,000	American Tower Corp. 2.40%, 03/15/2025	395,922
200,000	Brixmor Operating Partnership L.P. 4.05%, 07/01/2030	210,552
	Equinix, Inc.
110,000	1.80%, 07/15/2027	113,052
315,000	2.15%, 07/15/2030	324,598
	GLP Capital L.P. / GLP Financing II, Inc.
475,000	4.00%, 01/15/2031	492,931
355,000	5.75%, 06/01/2028	401,185
675,000	SBA Tower Trust 2.84%, 01/15/2025(2)	704,440
150,000	VEREIT Operating Partnership L.P. 3.40%, 01/15/2028	155,665
70,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(2)	72,100

		2,870,445

	Retail - 0.8%
	Alimentation Couche-Tard, Inc.
190,000	2.95%, 01/25/2030(2)	204,326
255,000	3.80%, 01/25/2050(2)	282,033
515,000	AutoZone, Inc. 3.63%, 04/15/2025	579,686
1,110,000	Home Depot, Inc. 3.30%, 04/15/2040	1,329,181
160,000	Lithia Motors, Inc. 4.63%, 12/15/2027(2)	170,048
	Lowe’s Cos., Inc.
75,000	3.70%, 04/15/2046	88,941
340,000	4.55%, 04/05/2049	456,341
245,000	5.00%, 04/15/2040	334,465
	McDonald’s Corp.
455,000	3.35%, 04/01/2023	488,307
210,000	3.63%, 09/01/2049	249,143
775,000	4.20%, 04/01/2050	990,167
80,000	United Rentals North America, Inc. 4.88%, 01/15/2028	85,900

		5,258,538

	Semiconductors - 1.6%
941,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	1,045,373
	Broadcom, Inc.
847,000	4.25%, 04/15/2026(2)	956,724
2,270,000	5.00%, 04/15/2030(2)	2,698,022
360,000	Entegris, Inc. 4.38%, 04/15/2028(2)	379,246
	Intel Corp.
340,000	3.10%, 02/15/2060	393,973
145,000	4.10%, 05/19/2046	189,323
340,000	Lam Research Corp. 1.90%, 06/15/2030	360,286
	Microchip Technology, Inc.
995,000	2.67%, 09/01/2023(2)	1,030,070
45,000	4.25%, 09/01/2025(2)	47,305
540,000	NVIDIA Corp. 3.50%, 04/01/2040	648,628
	NXP B.V. / NXP Funding LLC
262,000	4.63%, 06/01/2023(2)	288,504
968,000	4.88%, 03/01/2024(2)	1,089,012
299,000	5.35%, 03/01/2026(2)	358,343
240,000	5.55%, 12/01/2028(2)	300,975
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
285,000	3.15%, 05/01/2027(2)	310,325
136,000	4.30%, 06/18/2029(2)	158,533

The accompanying notes are an integral part of these financial statements.

53

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 37.0% - (continued)
		Semiconductors - 1.6% - (continued)
		QUALCOMM, Inc.
	$84,000	4.65%, 05/20/2035	$116,172
	421,000	4.80%, 05/20/2045	598,287

			10,969,101

		Software - 1.3%
		Fidelity National Information Services, Inc.
	346,000	3.75%, 05/21/2029	414,511
	155,000	4.25%, 05/15/2028	187,848
		Fiserv, Inc.
	2,130,000	2.25%, 06/01/2027	2,281,350
	575,000	3.20%, 07/01/2026	648,070
	330,000	IQVIA, Inc. 5.00%, 05/15/2027(2)	352,172
		Microsoft Corp.
	27,000	2.68%, 06/01/2060	29,826
	390,000	3.70%, 08/08/2046	507,913
	133,000	3.95%, 08/08/2056	186,296
		MSCI, Inc.
	15,000	3.63%, 09/01/2030(2)	15,825
	70,000	3.88%, 02/15/2031(2)	76,037
	1,415,000	5.38%, 05/15/2027(2)	1,544,119
	330,000	Open Text Corp. 5.88%, 06/01/2026(2)	350,526
		Oracle Corp.
	135,000	3.60%, 04/01/2040	159,846
	1,215,000	3.85%, 04/01/2060	1,524,921
	250,000	4.00%, 11/15/2047	314,965
	240,000	Western Digital Corp. 4.75%, 02/15/2026	260,729

			8,854,954

		Telecommunications - 2.6%
		AT&T, Inc.
	30,000	1.10%, 06/01/2021, 3 mo. USD LIBOR + 0.750%(4)	30,128
	1,430,000	3.50%, 02/01/2061	1,482,377
CAD	1,230,000	3.83%, 11/25/2020	927,059
	$640,000	4.35%, 06/15/2045	757,696
	405,000	4.50%, 03/09/2048	496,032
	115,000	4.75%, 05/15/2046	143,280
		Nokia Oyj
	140,000	4.38%, 06/12/2027	149,450
	60,000	6.63%, 05/15/2039	76,500
	1,330,000	SoftBank Group Corp. 6.00%, 07/19/2023, (6.00% fixed rate until 07/19/2023; 5 year USD ICE Swap + 4.226% thereafter)(6)(8)(9)	1,275,717
	300,000	Sprint Corp. 7.13%, 06/15/2024	349,965
	740,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(2)	866,303
		T-Mobile USA, Inc.
	920,000	2.05%, 02/15/2028(2)	945,015
	830,000	3.50%, 04/15/2025(2)	915,282
	1,030,000	3.88%, 04/15/2030(2)	1,179,607
	290,000	4.50%, 04/15/2050(2)	362,022
	1,545,000	6.50%, 01/15/2026	1,628,662
	160,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	193,915
	900,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(2)	952,389
		Telefonica Emisiones S.A.
	420,000	5.21%, 03/08/2047	541,035
	45,000	7.05%, 06/20/2036	67,795
		Verizon Communications, Inc.
	150,000	4.00%, 03/22/2050	199,618
	1,210,000	4.50%, 08/10/2033	1,576,255
	240,000	4.67%, 03/15/2055	352,214
	1,185,000	4.81%, 03/15/2039	1,622,286
	120,000	5.01%, 08/21/2054	186,298

Shares or Principal Amount			Market Value†

CORPORATE BONDS - 37.0% - (continued)
		Telecommunications - 2.6% - (continued)
	$520,000	Vodafone Group plc 6.15%, 02/27/2037	$767,900

			18,044,800

		Transportation - 0.5%
		FedEx Corp.
	240,000	3.30%, 03/15/2027	265,773
	640,000	4.25%, 05/15/2030	767,982
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	705,000	2.70%, 11/01/2024(2)	742,367
	625,000	4.00%, 07/15/2025(2)	700,114
		Union Pacific Corp.
	10,000	3.84%, 03/20/2060	12,751
	860,000	4.38%, 09/10/2038	1,113,695

			3,602,682

		Water - 0.1%
		American Water Capital Corp.
	240,000	2.80%, 05/01/2030	270,605
	260,000	4.15%, 06/01/2049	356,315

			626,920

		Total Corporate Bonds (cost $233,875,030)	$257,861,689

FOREIGN GOVERNMENT OBLIGATIONS - 2.8%
		Argentina - 0.0%
EUR	420,000	Argentine Republic Government International Bond 5.25%, 01/15/2028(6)(10)	$194,290

		Bahrain - 0.1%
	$350,000	Bahrain Government International Bond 7.38%, 05/14/2030(2)	400,820

		Canada - 0.1%
CAD	200,000	New Brunswick Municipal Finance Corp. 3.85%, 11/19/2020	150,740
		Ontario Hydro Corp. Coupon Strip
	520,000	0.00%, 08/06/2020(11)	388,185
	100,000	0.00%, 11/26/2020(11)	74,443
	405,000	Province of Ontario Generic Coupon Strip 0.00%, 09/08/2020(11)	302,258

			915,626

		Chile - 0.1%
	$920,000	Chile Government International Bond 2.55%, 01/27/2032	987,629

		Dominican Republic - 0.2%
	1,335,000	Dominican Republic International Bond 6.40%, 06/05/2049(2)	1,348,350

		Egypt - 0.1%
		Egypt Government International Bond
	210,000	7.63%, 05/29/2032(2)	205,317
	200,000	8.50%, 01/31/2047(6)	197,260
	200,000	8.88%, 05/29/2050(2)	199,960

			602,537

		Ghana - 0.1%
		Ghana Government International Bond
	665,000	6.38%, 02/11/2027(2)	613,463
	400,000	7.63%, 05/16/2029(6)	372,200

			985,663

		Hungary - 0.0%
	200,000	Hungary Government International Bond 6.38%, 03/29/2021	207,395

		Indonesia - 0.1%
		Indonesia Government International Bond
EUR	100,000	2.15%, 07/18/2024(6)	123,438
	145,000	2.63%, 06/14/2023(6)	180,056

The accompanying notes are an integral part of these financial statements.

54

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount			Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 2.8% - (continued)
		Indonesia - 0.1% - (continued)
	$260,000	3.38%, 04/15/2023(6)	$273,206

			576,700

		Italy - 0.0%
EUR	70,000	Italy Certificati di Credito del Tesoro 0.00%, 11/27/2020(11)	82,859

		Macedonia - 0.1%
	725,000	North Macedonia Government International Bond 3.68%, 06/03/2026(2)	907,662

		Mexico - 0.2%
	$200,000	Mexico Government International Bond 3.25%, 04/16/2030	204,700
	200,000	4.50%, 04/22/2029	224,400
	845,000	4.75%, 04/27/2032	968,370

			1,397,470

		Panama - 0.1%
	400,000	Panama Government International Bond 4.50%, 04/01/2056	540,000

		Peru - 0.0%
	180,000	Peruvian Government International Bond 2.39%, 01/23/2026	191,340

		Philippines - 0.0%
	220,000	Philippine Government International Bond 2.46%, 05/05/2030	241,206

		Qatar - 0.3%
	645,000	Qatar Government International Bond 3.40%, 04/16/2025(2)	711,345
	1,085,000	3.75%, 04/16/2030(2)	1,275,005

			1,986,350

		Romania - 0.4%
EUR	450,000	Romanian Government International Bond 3.62%, 05/26/2030(2)	588,267
	$552,000	4.00%, 02/14/2051(2)	578,412
EUR	1,024,000	4.63%, 04/03/2049(6)	1,449,118

			2,615,797

		Saudi Arabia - 0.1%
	$640,000	Saudi Government International Bond 2.90%, 10/22/2025(2)	684,966

		Senegal - 0.2%
EUR	440,000	Senegal Government International Bond 4.75%, 03/13/2028(6)	499,665
	$590,000	6.25%, 05/23/2033(6)	584,955

			1,084,620

		South Korea - 0.1%
	300,000	Export-Import Bank of Korea 1.30%, 03/17/2021, 3 mo. USD LIBOR + 1.000%(4)(6)	301,383
	200,000	Korea Development Bank 0.87%, 03/12/2021, 3 mo. USD LIBOR + 0.550%(4)	200,191

			501,574

		Supranational - 0.1%
MXN	13,455,000	Inter-American Development Bank 7.25%, 06/10/2021	612,587

		Tunisia - 0.1%
EUR	390,000	Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023(2)	433,449

		United Arab Emirates - 0.3%
		Abu Dhabi Government International Bond
	$535,000	2.50%, 04/16/2025(2)	569,775
	630,000	3.13%, 04/16/2030(2)	709,525

Shares or Principal Amount		Market Value†

FOREIGN GOVERNMENT OBLIGATIONS - 2.8% - (continued)
	United Arab Emirates - 0.3% - (continued)
$620,000	3.88%, 04/16/2050(2)	$785,069

		2,064,369

	Total Foreign Government Obligations (cost $18,612,583)	$19,563,259

MUNICIPAL BONDS - 2.1%
	Development - 0.4%
	California State, GO Taxable
$335,000	7.30%, 10/01/2039	$570,277
60,000	7.63%, 03/01/2040	108,006
2,180,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	2,392,136

		3,070,419

	Education - 0.1%
	Chicago, IL, Board of Education, GO
270,000	6.04%, 12/01/2029	278,060
220,000	6.14%, 12/01/2039	226,580
380,000	6.32%, 11/01/2029	395,899

		900,539

	General - 0.8%
	County of Riverside, CA
1,625,000	2.86%, 02/15/2026	1,722,598
1,630,000	3.07%, 02/15/2028	1,760,612
1,530,000	Philadelphia, PA, Auth for Industrial Dev 6.55%, 10/15/2028(12)	1,988,051

		5,471,261

	General Obligation - 0.2%
10,000	California State, GO Taxable 7.55%, 04/01/2039	18,157
55,000	State of Connecticut, GO 3.00%, 07/01/2021	56,146
	State of Illinois, GO
719,727	4.95%, 06/01/2023(7)	728,789
120,000	5.00%, 01/01/2023	123,756
180,000	5.56%, 02/01/2021	182,021
250,000	6.88%, 07/01/2025(12)	284,660

		1,393,529

	Transportation - 0.5%
	Metropolitan Transportation Auth, NY, Rev
700,000	5.00%, 11/15/2050	802,312
1,940,000	5.18%, 11/15/2049	2,273,447

		3,075,759

	Utility - Electric - 0.1%
442,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	672,061

	Total Municipal Bonds (cost $13,390,932)	$14,583,568

SENIOR FLOATING RATE INTERESTS - 4.4%(13)
	Advertising - 0.0%
$282,863	Clear Channel Outdoor Holdings, Inc. 3.76%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$251,041

	Aerospace/Defense - 0.1%
	TransDigm, Inc.
318,512	2.41%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	297,213
147,746	2.41%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	138,116

		435,329

	Airlines - 0.1%
100,000	JetBlue Airways Corp. 6.25%, 06/17/2024, 1 mo. USD LIBOR + 5.250%	98,521
115,000	Mileage Plus Holdings LLC 6.25%, 06/20/2027, 1 mo. USD LIBOR + 5.250%	114,655

The accompanying notes are an integral part of these financial statements.

55

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(13) - (continued)
		Airlines - 0.1% - (continued)
	$149,250	WestJet Airlines Ltd. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	$109,223

			322,399

		Auto Manufacturers - 0.0%
	97,500	Navistar, Inc. 3.69%, 11/06/2024, 3 mo. USD LIBOR + 3.500%	94,168

		Auto Parts & Equipment - 0.1%
	233,398	Adient U.S. LLC 4.72%, 05/06/2024, 3 mo. USD LIBOR + 4.250%	229,412
	107,276	Altra Industrial Motion Corp. 2.16%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	103,790
	233,238	Panther BF Aggregator 2 3.67%, 04/30/2026, 3 mo. USD LIBOR + 3.500%	227,357
	100,000	Trico Group LLC 0.00%, 02/02/2024(14)	95,250

			655,809

		Beverages - 0.0%
EUR	195,000	Sunshine Investments B.V. 0.00%, 03/28/2025(14)	227,274

		Chemicals - 0.1%
	$167,526	Cabot Microelectronics Corp. 2.19%, 11/15/2025, 1 mo. USD LIBOR + 2.000%	165,850
	182,235	Element Solutions, Inc. 2.16%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	176,920
	99,000	Hexion, Inc. 3.80%, 07/01/2026, 3 mo. USD LIBOR + 3.500%	96,773
	98,250	LTI Holdings, Inc. 3.67%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	85,876
	216,485	Starfruit Finco B.V. 3.18%, 10/01/2025, 1 mo. USD LIBOR + 3.000%	209,029
	99,500	Univar, Inc. 2.16%, 11/22/2026, 1 mo. USD LIBOR + 2.000%	96,490

			830,938

		Commercial Services - 0.5%
	113,068	Allied Universal Holdco LLC 4.41%, 07/12/2026, 1 mo. USD LIBOR + 4.250%	111,513
	100,000	Amentum Government Services Holdings LLC 4.16%, 02/03/2027, 1 mo. USD LIBOR + 4.000%	99,250
	199,500	APX Group, Inc. 7.25%, 12/31/2025, 1 mo. USD LIBOR + 4.000%	186,616
	344,724	Blackhawk Network Holdings, Inc. 3.16%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	320,162
	393,970	BrightView Landscapes LLC 2.69%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	385,106
	285,000	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	280,622
	199,500	Dun & Bradstreet Corp. 3.92%, 02/08/2026, 1 mo. USD LIBOR + 3.750%	198,295
EUR	115,000	LGC Group Holdings Ltd. 3.25%, 04/20/2027, 3 mo. EURIBOR + 3.250%(14)	131,832
	$248,750	Quikrete Holdings, Inc. 2.66%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	239,857
	296,199	Tempo Acquisition LLC 2.91%, 05/01/2024, 1 mo. USD LIBOR + 2.750%	288,201
	239,718	Trans Union LLC 1.91%, 11/13/2026, 1 mo. USD LIBOR + 1.750%	233,126
EUR	285,000	Verisure Holding AB 0.00%, 10/21/2022(14)	334,121
	100,000	Vertical Midco GmbH 0.00%, 07/14/2027(14)	116,137
	$213,175	Weight Watchers International, Inc. 5.50%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	210,724

			3,135,562

		Construction Materials - 0.1%
	206,850	Brookfield WEC Holdings, Inc. 3.75%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	202,092

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(13) - (continued)
		Construction Materials - 0.1% - (continued)
	$363,509	NCI Building Systems, Inc. 3.93%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	$355,559

			557,651

		Distribution/Wholesale - 0.1%
	270,953	American Builders & Contractors Supply Co., Inc. 2.16%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	262,656
	368,652	Beacon Roofing Supply, Inc. 2.41%, 01/02/2025, 3 mo. USD LIBOR + 2.250%	357,264

			619,920

		Diversified Financial Services - 0.1%
	422,537	AlixPartners, LLP 2.66%, 04/04/2024, 1 mo. USD LIBOR + 2.500%	413,030
	285,968	Crown Finance U.S., Inc. 3.32%, 02/28/2025, 3 mo. USD LIBOR + 2.250%	179,951
	187,150	Refinitiv U.S. Holdings, Inc. 3.41%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	185,614
	98,972	UFC Holdings LLC 4.25%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	96,023
	99,197	Victory Capital Holdings, Inc. 2.80%, 07/01/2026, 1 mo. USD LIBOR + 2.500%	97,296

			971,914

		Energy-Alternate Sources - 0.0%
	294,708	BCP Renaissance Parent LLC 4.50%, 11/01/2024, 3 mo. USD LIBOR + 3.500%	264,993

		Engineering & Construction - 0.0%
	248,624	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	226,352

		Entertainment - 0.0%
	100,000	Banijay Entertainment S.A.S 0.00%, 03/01/2025(14)	96,500

		Food - 0.1%
	160,000	Froneri International plc 2.41%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	153,229
EUR	120,000	Froneri Luxembourg Finance Co., S.a r.l. 2.63%, 01/31/2027, 3 mo. EURIBOR + 2.625%	137,177
	$174,123	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	169,914
	124,063	U.S. Foods, Inc. 3.07%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	116,619

			576,939

		Food Service - 0.0%
	275,000	Aramark Services, Inc. 1.91%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	260,906

		Gas - 0.1%
	296,250	Messer Industries USA, Inc. 2.81%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	289,584

		Healthcare-Products - 0.1%
	89,727	Avantor Funding, Inc. 3.25%, 11/21/2024, 1 mo. USD LIBOR + 2.250%	88,980
EUR	99,500	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	116,100
	$200,205	Parexel International Corp. 2.91%, 09/27/2024, 3 mo. USD LIBOR + 2.750%	192,088

			397,168

		Healthcare-Services - 0.3%
	99,250	Emerald TopCo, Inc. 3.66%, 07/26/2026, 1 mo. USD LIBOR + 3.500%	97,431
	295,500	Envision Healthcare Corp. 3.91%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	193,751
	254,639	Jaguar Holding Co. 3.50%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	253,453

The accompanying notes are an integral part of these financial statements.

56

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(13) - (continued)
		Healthcare-Services - 0.3% - (continued)
		MED ParentCo L.P.
	$22,803	4.61%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(15)	$20,604
	91,004	4.61%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	82,228
	361,952	MPH Acquisition Holdings LLC 3.75%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	355,994
	99,768	Pathway Vet Alliance LLC 0.00%, 03/31/2027, 1 mo. USD LIBOR + 3.750%(14)	97,711
	100,000	Surf Holdings LLC 3.83%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	97,000
	130,313	Syneos Health, Inc. 1.91%, 08/01/2024, 3 mo. USD LIBOR + 1.750%	126,866
	265,950	Universal Health Services, Inc. 1.91%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	263,955
	398,000	Zelis Healthcare Corp. 4.91%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	396,723

			1,985,716

		Household Products - 0.1%
	399,742	Diamond (BC) B.V. 3.26%, 09/06/2024, 3 mo. USD LIBOR + 3.000%	376,357
	119,700	Reynolds Consumer Products LLC 1.91%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	117,213

			493,570

		Insurance - 0.3%
		Asurion LLC
	395,406	3.16%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	389,870
	285,576	6.66%, 08/04/2025, 3 mo. USD LIBOR + 6.500%	287,629
	368,421	Hub International Ltd. 3.26%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	357,317
EUR	270,000	Lorca Finco plc 0.00%, 07/01/2027(14)	311,919
	$100,000	Ryan Specialty Group LLC 0.00%, 06/29/2027(14)	99,250
		Sedgwick Claims Management Services, Inc.
	423,550	3.41%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	403,432
	198,000	4.16%, 09/03/2026, 3 mo. USD LIBOR + 4.000%	193,014

			2,042,431

		Leisure Time - 0.2%
		Caesars Resort Collection LLC
	274,742	2.91%, 12/22/2024, 3 mo. USD LIBOR + 2.750%	252,350
	110,000	4.69%, 07/20/2025, 1 mo. USD LIBOR + 4.500%	105,841
	140,000	Carnival Corp. 8.50%, 06/30/2025, 1 mo. USD LIBOR + 7.500%	136,938
	425,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	409,594
	246,250	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	234,169

			1,138,892

		Lodging - 0.1%
	236,746	Boyd Gaming Corp. 2.36%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	228,493
	114,033	Hilton Worldwide Finance LLC 1.92%, 06/21/2026, 3 mo. USD LIBOR + 1.750%	109,504
	173,859	Station Casinos LLC 2.50%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	160,094

			498,091

		Machinery - Construction & Mining - 0.0%
	125,000	Pro Mach Group, Inc. 0.00%, 03/07/2025(14)	118,906

		Media - 0.5%
	146,992	AVSC Holding Corp. 4.25%, 03/01/2025, 3 mo. USD LIBOR + 3.250%	104,691
	382,212	Charter Communications Operating LLC 1.92%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	372,538

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(13) - (continued)
		Media - 0.5% - (continued)
	$345,625	CSC Holdings LLC2.68%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	$333,673
	149,623	E.W. Scripps Co.2.66%, 05/01/2026, 1 mo. USD LIBOR + 2.500%	144,059
	237,900	Gray Television, Inc.2.67%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	231,522
	487,500	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	433,875
	323,820	ION Media Networks, Inc. 3.19%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	313,600
	295,466	MTN Infrastructure TopCo, Inc. 4.00%, 11/17/2024, 3 mo. USD LIBOR + 3.000%	287,586
	158,503	Nexstar Broadcasting, Inc. 2.92%, 09/19/2026, 1 mo. USD LIBOR + 2.750%	154,046
EUR	99,750	Nielsen Holding & Finance BV 3.75%, 06/04/2025, 3 mo. EURIBOR + 3.750%	116,303
	$243,775	Terrier Media Buyer, Inc. 4.41%, 12/17/2026, 1 mo. USD LIBOR + 4.250%	237,288
	166,388	Univision Communications Inc. 4.75%, 03/24/2026, 1 mo. USD LIBOR + 3.750%	160,274
	350,000	Vertical Midco GmbH 0.00%, 07/01/2027(14)	344,897
	242,616	Web.com Group, Inc. 3.93%, 10/11/2025, 3 mo. USD LIBOR + 3.750%	230,114
	99,208	William Morris Endeavor Entertainment LLC 2.92%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	78,176
	150,000	Ziggo Financing Partnership 2.68%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	143,867

			3,686,509

		Metal Fabricate/Hardware - 0.0%
	107,759	RBS Global, Inc. 1.92%, 08/21/2024, 1 mo. USD LIBOR + 1.750%	106,238

		Miscellaneous Manufacturing - 0.1%
	179,550	Ingersoll-Rand Services Co. 1.91%, 02/28/2027, 1 mo. USD LIBOR + 1.750%	172,323
	149,622	Momentive Performance Materials, Inc. 3.42%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	140,146
	294,947	USI, Inc. 3.31%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	284,686

			597,155

		Oil & Gas - 0.0%
	174,556	NorthRiver Midstream Finance L.P. 3.55%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	166,593

		Oil & Gas Services - 0.0%
	108,900	Lower Cadence Holdings LLC 4.16%, 05/22/2026, 3 mo. USD LIBOR + 4.000%	95,878

		Packaging & Containers - 0.1%
		Berry Global, Inc.
	275,000	2.19%, 10/01/2022, 1 mo. USD LIBOR + 2.000%	269,569
	158,400	2.19%, 07/01/2026, 1 mo. USD LIBOR + 2.000%	153,367
	250,937	Flex Acquisition Co., Inc. 4.00%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	242,827
	318,395	Reynolds Group Holdings, Inc. 2.91%, 02/05/2023, 3 mo. USD LIBOR + 2.750%	311,575

			977,338

		Pharmaceuticals - 0.2%
		Bausch Health Cos., Inc.
	184,000	2.93%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	179,937
	102,165	3.18%, 06/01/2025, 3 mo. USD LIBOR + 3.000%	100,394
	98,750	Catalent Pharma Solutions, Inc. 3.25%, 05/17/2026, 3 mo. USD LIBOR + 2.250%	97,927
	425,000	Elanco Animal Health, Inc. 0.00%, 02/04/2027, 1 mo. USD LIBOR + 1.750%(14)	413,844

The accompanying notes are an integral part of these financial statements.

57

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(13) - (continued)
		Pharmaceuticals - 0.2% - (continued)
	$245,570	Endo International PLC 5.00%, 04/27/2024, 3 mo. USD LIBOR + 4.250%	$234,435
	200,000	IQVIA, Inc. 1.91%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	195,850
	328,350	Sunshine Luxembourg S.a.r.l. 5.32%, 10/02/2026, 1 mo. USD LIBOR + 4.250%	326,505

			1,548,892

		Real Estate - 0.1%
	197,000	Belron Finance U.S. LLC 2.93%, 11/13/2025, 3 mo. USD LIBOR + 2.500%	192,568
EUR	225,000	Boels Topholding B.V. 0.00%, 02/05/2027, 1 mo. USD LIBOR + 4.000%(14)	256,750
	$230,000	VICI Properties LLC 1.93%, 12/22/2024, 1 mo. USD LIBOR + 1.750%	220,747

			670,065

		Retail - 0.2%
	248,982	B.C. Unlimited Liability Co. 1.91%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	238,672
	265,227	Bass Pro Group LLC 6.07%, 09/25/2024, 3 mo. USD LIBOR + 5.000%	263,445
	192,851	Harbor Freight Tools USA, Inc. 3.25%, 08/16/2023, 3 mo. USD LIBOR + 2.500%	188,645
	127,714	IRB Holding Corp. 3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	119,667
	205,166	PetSmart, Inc. 5.00%, 03/11/2022, 1 mo. USD LIBOR + 4.000%	204,013
	227,052	Staples, Inc. 5.69%, 04/12/2026, 3 mo. USD LIBOR + 5.000%	194,824
	225,557	U.S. Foods, Inc. 1.91%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	213,433

			1,422,699

		Semiconductors - 0.0%
	125,814	Microchip Technology, Inc. 2.17%, 05/29/2025, 3 mo. USD LIBOR + 2.000%	124,870

		Software - 0.4%
	99,750	AI Convoy (Luxembourg) S.a.r.l. 4.65%, 01/20/2027, 1 mo. USD LIBOR + 3.500%	96,758
	243,744	CCC Information Services, Inc. 4.00%, 04/27/2024, 1 mo. USD LIBOR + 3.000%	241,155
	226,888	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	221,656
	189,525	DCert Buyer, Inc. 4.16%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	186,242
	119,685	Epicor Software Corp. 0.00%, 06/01/2022, 3 mo. USD LIBOR + 3.250%(14)	119,635
	222,177	Go Daddy Operating Co. LLC 1.91%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	216,623
	318,504	Hyland Software, Inc. 4.00%, 07/01/2024, 3 mo. USD LIBOR + 3.250%	312,383
	34,170	MA FinanceCo. LLC 2.66%, 06/21/2024, 3 mo. USD LIBOR + 2.500%	32,063
	258,375	Playtika Holding Corp. 7.07%, 12/10/2024, 1 mo. USD LIBOR + 6.000%	260,313
	230,754	Seattle Spinco, Inc. 2.66%, 06/21/2024, 3 mo. USD LIBOR + 2.500%	216,523
	216,184	SS&C Technologies Holdings Europe S.a.r.l. 1.91%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	209,294
		Ultimate Software Group, Inc.
	198,999	3.91%, 05/03/2026, 3 mo. USD LIBOR + 3.750%	196,905
	145,000	4.75%, 05/03/2026, 1 mo. USD LIBOR + 4.000%	144,946
	270,173	WEX, Inc. 2.41%, 05/17/2026, 3 mo. USD LIBOR + 2.250%	260,477

			2,714,973

Shares or Principal Amount			Market Value†

SENIOR FLOATING RATE INTERESTS - 4.4%(13) - (continued)
		Telecommunications - 0.2%
	$147,348	Altice France S.A. 3.86%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	$143,787
	208,950	CenturyLink, Inc. 2.41%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	200,912
	100,000	LCPR Loan Financing LLC 5.18%, 10/15/2026, 1 mo. USD LIBOR + 5.000%	100,250
	180,000	T-Mobile USA, Inc. 3.16%, 04/01/2027, 1 mo. USD LIBOR + 3.000%	180,578
	170,000	Telenet Financing USD LLC 2.18%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	162,882
		Zayo Group Holdings, Inc.
	164,588	3.16%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	159,650
EUR	99,750	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	113,998

			1,062,057

		Textiles - 0.0%
	$246,250	ASP Unifrax Holdings, Inc. 4.82%, 12/14/2025, 3 mo. USD LIBOR + 3.750%	208,313

		Transportation - 0.1%
	217,654	Dynasty Acquisition Co., Inc. 3.81%, 04/08/2026, 1 mo. USD LIBOR + 3.500%	173,676
	402,253	Savage Enterprises LLC 3.18%, 08/01/2025, 1 mo. USD LIBOR + 3.000%	396,119

			569,795

		Total Senior Floating Rate Interests (cost $31,421,385)	$30,443,428

U.S. GOVERNMENT AGENCIES - 46.9%
		Mortgage-Backed Agencies - 46.9%
		FHLMC - 3.6%
	$3,117,331	0.48%, 01/25/2034(1)(3)	$158,551
	1,583,674	0.64%, 10/25/2026(1)(3)	54,544
	3,368,276	0.75%, 06/25/2027(1)(3)	151,751
	152,185	0.92%, 03/25/2030, 1 mo. USD LIBOR + 0.750%(4)	151,666
	3,487,940	1.13%, 01/25/2030(1)(3)	316,408
	44,330	1.37%, 10/25/2029, 1 mo. USD LIBOR + 1.200%(4)	44,358
	3,330,000	1.54%, 05/25/2030(1)(3)	398,937
	1,775,654	1.68%, 05/25/2030(1)(3)	231,007
	587,096	1.75%, 10/15/2042	601,257
	512,747	1.97%, 07/25/2030, 1 mo. USD LIBOR + 1.800%(4)	486,981
	460,997	2.02%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(2)(4)	441,587
	614,849	2.22%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(2)(4)	589,078
	477,483	2.37%, 02/25/2024, 1 mo. USD LIBOR + 2.200%(4)	478,022
	1,140,174	2.52%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(2)(4)	1,099,013
	181,141	2.62%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(2)(4)	176,037
	3,690,173	3.00%, 10/01/2032	3,873,686
	8,116	3.00%, 05/15/2041	8,768
	239,196	3.00%, 07/01/2047	253,827
	407,238	3.00%, 01/01/2048	431,219
	1,474,162	3.50%, 05/15/2034(1)	122,846
	1,917,348	3.50%, 10/15/2042	2,087,138
	1,649,271	3.50%, 12/01/2046	1,756,356
	1,097,209	3.50%, 01/01/2047	1,178,101
	489,453	3.50%, 06/01/2047	518,163
	489,447	3.50%, 01/01/2048	519,042
	17,299	3.50%, 03/01/2048	18,288

The accompanying notes are an integral part of these financial statements.

58

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 46.9% - (continued)
	Mortgage-Backed Agencies - 46.9% - (continued)
	FHLMC - 3.6% - (continued)
$1,092,845	4.00%, 05/25/2040(1)	$124,848
278,408	4.00%, 11/15/2040	323,368
22,550	4.00%, 01/01/2042	24,819
289,757	4.00%, 03/01/2042	320,968
11,045	4.00%, 04/01/2042	12,156
38,498	4.00%, 06/01/2042	42,393
1,076,106	4.42%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(4)	797,051
1,004,946	5.00%, 09/01/2031	1,098,223
392,687	5.00%, 07/01/2035	450,470
195,021	5.00%, 09/01/2035	223,717
23,688	5.00%, 10/01/2035	27,165
20,594	5.00%, 11/01/2035	23,626
175,286	5.00%, 12/01/2035	201,005
8,992	5.00%, 06/01/2036	10,318
185,563	5.00%, 11/01/2036	212,609
156,604	5.00%, 12/01/2036	179,566
172,216	5.00%, 02/01/2037	197,357
86,114	5.00%, 02/01/2038	98,737
129,608	5.00%, 02/01/2039	148,635
314,678	5.00%, 02/15/2048(1)	53,859
170,310	5.00%, 09/01/2048	186,379
133,093	5.00%, 10/01/2048	145,624
136,582	5.00%, 12/01/2048	149,321
110,386	5.00%, 02/01/2049	120,674
458,258	5.32%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(4)	476,900
19,229	5.50%, 02/01/2029	21,199
637,857	5.50%, 07/15/2034(1)	138,794
21,660	5.50%, 03/01/2035	25,201
19,900	5.50%, 12/01/2038	21,942
860,507	5.50%, 05/15/2040(1)	184,501
809,594	5.50%, 06/15/2046(1)	176,307
740,413	5.50%, 10/15/2046(1)	159,268
1,276,297	5.50%, 02/01/2049	1,409,631
188,315	5.50%, 03/01/2049	207,992
689,389	5.72%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(4)	719,227

		24,860,481

	FNMA - 6.4%
2,669,119	0.35%, 01/25/2030(1)(3)	62,782
6,830,402	1.33%, 06/25/2034(1)(3)	719,280
3,358,315	1.57%, 05/25/2029(1)(3)	333,436
7,027	2.00%, 09/25/2041	7,233
13,689	2.00%, 12/25/2041	14,139
830,406	2.00%, 03/25/2044	854,396
880,792	2.00%, 05/25/2044	909,388
12,757	2.50%, 12/25/2041	13,158
16,859	2.50%, 03/25/2046	17,706
370,000	2.88%, 11/01/2027	415,211
255,000	3.00%, 07/01/2027	287,287
330,000	3.00%, 12/01/2029	376,536
2,447,514	3.00%, 04/25/2033(1)	164,238
528,223	3.00%, 08/01/2033	554,274
921,833	3.00%, 08/25/2042	979,534
1,221,809	3.00%, 11/25/2042	1,336,602
18,749	3.00%, 02/25/2043	19,479
127,374	3.00%, 01/25/2046	137,181
2,063,058	3.00%, 02/25/2047	2,199,261
163,783	3.00%, 05/25/2047	169,644
1,257,472	3.00%, 09/25/2047	1,348,681
1,044,250	3.00%, 08/25/2049	1,116,356
51,480	3.00%, 12/25/2054	54,010
198,739	3.10%, 02/01/2027	223,628

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 46.9% - (continued)
	Mortgage-Backed Agencies - 46.9% - (continued)
	FNMA - 6.4% - (continued)
$500,787	3.10%, 12/01/2027	$568,895
345,000	3.16%, 08/01/2027	391,391
600,000	3.18%, 02/01/2027	677,174
326,162	3.22%, 07/01/2032	371,891
1,172,229	3.50%, 06/25/2033(1)	90,018
1,160,657	3.50%, 08/25/2033(1)	130,075
1,075,479	3.50%, 04/25/2034(1)	76,070
1,662,819	3.50%, 11/25/2039(1)	173,650
8,385	3.50%, 05/25/2042	9,090
456,233	3.50%, 07/25/2044	479,146
14,800	3.50%, 03/25/2045	15,240
698,668	3.50%, 12/01/2045	748,161
618,620	3.50%, 01/01/2046	662,321
436,812	3.50%, 03/01/2046	468,339
827,523	3.50%, 05/01/2047	888,018
1,259,837	3.50%, 09/01/2047	1,333,845
870,875	3.50%, 12/01/2047	921,149
1,193,365	3.50%, 01/01/2048	1,262,976
129,306	3.50%, 02/25/2048	135,783
261,935	3.50%, 06/01/2048	276,048
1,231,813	3.50%, 07/01/2048	1,315,106
568,915	3.50%, 03/25/2049	612,080
1,177,365	3.50%, 04/25/2049	1,287,269
1,178,703	3.50%, 05/25/2053	1,239,799
640,855	3.50%, 07/25/2054	675,529
1,368,420	3.50%, 05/01/2056	1,492,566
605,742	3.50%, 05/25/2056	636,589
367,481	3.50%, 10/25/2056	394,341
1,282,627	3.50%, 11/25/2057	1,385,744
1,983,880	3.50%, 05/01/2058	2,162,572
158,655	4.00%, 08/01/2038	171,252
5,403	4.00%, 11/01/2040	5,941
71,872	4.00%, 02/01/2041	79,034
849,528	4.00%, 06/01/2041	922,843
10,907	4.00%, 09/01/2041	11,991
21,149	4.00%, 10/01/2041	22,931
389,372	4.00%, 01/01/2042	427,957
427,707	4.00%, 02/01/2042	473,411
144,946	4.00%, 05/01/2042	159,432
4,414	4.00%, 09/01/2042	5,013
2,232,983	4.00%, 01/01/2043	2,457,443
44,839	4.00%, 10/01/2043	49,246
1,874,553	4.00%, 10/01/2047	2,003,831
1,592,475	4.50%, 04/01/2048	1,718,425
734,345	4.50%, 09/25/2048(1)	117,178
1,742,276	4.50%, 01/01/2051	1,938,606
22,544	5.00%, 02/01/2036	25,867
8,536	5.00%, 03/01/2036	9,798
638,719	5.00%, 06/25/2048(1)	123,194
721,877	5.50%, 08/25/2038(1)	154,916
672,831	5.50%, 04/25/2044(1)	139,295
512,129	6.50%, 03/25/2045(1)	139,601

		44,351,520

	GNMA - 12.4%
305,145	1.75%, 09/20/2043	311,407
628,583	2.00%, 01/20/2042	646,822
275,325	2.00%, 06/16/2042	284,983
240,409	2.50%, 05/20/2040	250,506
6,680,000	2.50%, 08/20/2050(16)	7,057,838
1,396,794	3.00%, 02/20/2047	1,483,950
336,414	3.00%, 10/20/2047	351,620
8,375,000	3.00%, 07/20/2050	8,873,234
23,690,000	3.00%, 08/20/2050(16)	25,051,250
618,120	3.50%, 11/20/2042	661,554
354,184	3.50%, 07/20/2046	377,621

The accompanying notes are an integral part of these financial statements.

59

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT AGENCIES - 46.9% - (continued)
	Mortgage-Backed Agencies - 46.9% - (continued)
	GNMA - 12.4% - (continued)
$350,917	3.50%, 10/20/2046	$374,688
477,376	3.50%, 05/20/2047	507,707
503,918	3.50%, 07/20/2047	536,127
375,842	3.50%, 11/20/2047	398,656
470,100	3.50%, 03/20/2048	499,604
11,630,000	3.50%, 08/20/2050(16)	12,232,852
7,300,000	3.50%, 09/21/2050(16)	7,680,113
679,144	4.00%, 09/20/2042(1)	90,068
499,850	4.00%, 12/20/2044(1)	73,867
1,387,614	4.00%, 08/20/2045	1,501,422
251,066	4.00%, 09/20/2047	269,561
82,440	4.00%, 04/20/2048	87,862
1,140,278	4.00%, 06/20/2049	1,213,243
4,894,000	4.00%, 09/21/2050(16)	5,195,289
1,427,884	4.50%, 06/16/2043(1)	250,052
772,739	4.50%, 05/20/2045	131,666
1,147,010	4.50%, 08/20/2045	186,851
1,202,591	4.50%, 12/16/2046(1)	182,255
876,699	4.50%, 05/20/2048(1)	110,475
564,527	4.50%, 06/20/2048(1)	98,710
5,820,000	4.50%, 08/20/2050(16)	6,215,351
571,344	5.00%, 12/20/2043(1)	116,170
1,095,475	5.00%, 07/16/2044(1)	163,264
600,703	5.00%, 11/16/2046(1)	102,556
559,251	5.00%, 06/16/2047(1)	96,934
679,738	5.00%, 11/16/2047(1)	119,483
2,065,000	5.00%, 08/20/2050(16)	2,239,241
489,126	5.50%, 02/20/2044(1)	95,841
393,578	5.50%, 09/15/2045	458,417
554,949	5.50%, 09/20/2045(1)	117,812

		86,696,922

	UMBS - 24.5%
9,900,000	2.00%, 08/17/2035(16)	10,300,580
9,800,000	2.00%, 09/17/2035(16)	10,183,033
3,420,000	2.00%, 08/13/2050(16)	3,543,975
18,235,000	2.00%, 09/14/2050(16)	18,862,351
18,235,000	2.00%, 10/14/2050(16)	18,824,644
1,025,000	2.50%, 08/17/2035(16)	1,075,883
900,000	2.50%, 09/17/2035(16)	943,438
42,760,000	2.50%, 08/13/2050(16)	44,924,725
1,931,000	3.00%, 08/17/2035(16)	2,026,569
25,675,000	3.00%, 09/14/2050(16)	27,100,302
5,842,000	3.50%, 08/13/2050(16)	6,160,572
9,000,000	3.50%, 09/14/2050(16)	9,494,944
4,300,000	4.00%, 08/13/2050(16)	4,568,078
2,400,000	4.00%, 09/14/2050(16)	2,551,622
4,850,000	4.50%, 08/13/2050(16)	5,214,318
4,700,000	4.50%, 09/14/2050(16)	5,055,988
240,000	5.00%, 08/13/2050(16)	262,548

		171,093,570

	Total U.S. Government Agencies (cost $324,618,343)	$327,002,493

U.S. GOVERNMENT SECURITIES - 17.4%
	U.S. Treasury Securities - 17.4%
	U.S. Treasury Bonds - 11.7%
$921,800	0.13%, 01/15/2030(17)	$1,021,688
1,050,127	1.00%, 02/15/2048(17)	1,488,021
1,695,000	2.25%, 08/15/2049	2,136,296
2,525,000	3.00%, 11/15/2045	3,546,343
700,000	3.00%, 02/15/2047	994,137
1,395,000	3.00%, 02/15/2048	1,995,177
2,645,000	3.13%, 08/15/2044	3,754,247
1,390,000	3.13%, 05/15/2048	2,034,124

Shares or Principal Amount		Market Value†

U.S. GOVERNMENT SECURITIES - 17.4% - (continued)
	U.S. Treasury Securities - 17.4% - (continued)
	U.S. Treasury Bonds - 11.7% - (continued)
$2,625,000	3.38%, 05/15/2044	$3,859,980
7,675,000	3.63%, 08/15/2043	11,632,722
23,825,000	3.63%, 02/15/2044(18)	36,233,544
8,268,000	3.75%, 11/15/2043	12,768,569

		81,464,848

	U.S. Treasury Notes - 5.7%
3,338,134	0.38%, 01/15/2027(17)	3,668,180
317,013	0.50%, 01/15/2028(17)	354,839
4,413,315	0.63%, 01/15/2026(17)	4,855,352
10,720,000	0.63%, 05/15/2030	10,808,775
3,614,874	0.88%, 01/15/2029(17)	4,211,398
794,750	1.00%, 02/15/2049(17)	1,140,152
13,335,000	2.75%, 06/30/2025	14,983,123

		40,021,819

	Total U.S. Government Securities (cost $101,860,358)	$121,486,667

COMMON STOCKS - 0.0%
	Energy - 0.0%
934	Foresight Energy LLC	$8,444

	Total Common Stocks (cost $8,444)	$8,444

	Total Long-Term Investments (cost $834,098,872)	$881,900,449

SHORT-TERM INVESTMENTS - 5.4%
	Commercial Paper - 0.1%
$305,000	Intesa Funding LLC 1.76%, 08/14/2020(19)	$304,794
700,000	Nissan Motor Acceptance Corp. 1.91%, 10/15/2020(19)	695,076

		999,870

	Repurchase Agreements - 5.1%
35,331,952	Fixed Income Clearing Corp. Repurchase Agreement dated 07/31/2020 at 0.07%, due on 08/03/2020 with a maturity value of $35,332,158; collateralized by U.S. Treasury Note at 1.375%, maturing 08/31/2026, with a market value of $36,038,697	35,331,952

	Securities Lending Collateral - 0.2%
75,969	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.09%(20)	75,969
1,161,002	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.13%(20)	1,161,002

		1,236,971

	Total Short-Term Investments (cost $37,570,946)	$37,568,793

Total Investments Excluding Purchased Options (cost $871,669,818)	131.9%	$919,469,242

Total Purchased Options (cost $270,860)	0.0%	$308,124

Total Investments (cost $871,940,678)	131.9%	$919,777,366
Other Assets & Liabilities	(31.9)%	(222,468,102)

Total Net Assets	100.0%	$697,309,264

The accompanying notes are an integral part of these financial statements.

60

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Securities disclosed are interest-only strips.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $142,851,306, representing 20.5% of net assets.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2020. Base lending rates may be subject to a floor or cap.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $10,770,767, representing 1.5% of net assets.

(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(8)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	Security is a zero-coupon bond.

(12)

Principal and interest payments are insured against loss by a financial guaranty assurance agency. At July 31, 2020, the aggregate value of these securities was $2,272,711, representing 0.3% of net assets.

(13)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2020.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)	This security, or a portion of this security, has unfunded loan commitments. As of July 31, 2020, the aggregate value of the unfunded commitment was $20,604, which rounds to 0.0% of total net assets.

(16)	Represents or includes a TBA transaction.

(17)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2020, the market value of securities pledged was $7,953,890.

(19)	The rate shown represents current yield to maturity.

(20)	Current yield as of period end.

OTC Swaption Contracts Outstanding at July 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	HSBC	2.45%	Pay	08/02/27	USD	595,000	595,000	$280,624	$66,581	$214,043
Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	1.70%	Pay	11/23/20	USD	3,630,000	3,630,000	$548	$90,932	$(90,384)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	HSBC	2.45%	Receive	08/02/27	USD	595,000	595,000	26,952	113,347	(86,395)

Total Puts								$27,500	$204,279	$(176,779)

Total purchased OTC swaption contracts								$308,124	$270,860	$37,264

The accompanying notes are an integral part of these financial statements.

61

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

OTC Swaption Contracts Outstanding at July 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
CDX.NA.IG.34	GSC	72.50%	Pay	08/19/20	USD	(25,765,000)	25,765,000	$(58,631)	$(59,260)	$629
CDX.NA.IG.34	MSC	70.00%	Pay	08/19/20	USD	(14,710,000)	14,710,000	(22,598)	(25,742)	3,144
CDX.NA.IG.34	GSC	70.00%	Pay	08/19/20	USD	(11,055,000)	11,055,000	(16,983)	(19,346)	2,363
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 04/06/51*	BOA	0.90%	Pay	03/31/21	USD	(184,000)	184,000	(14,637)	(15,686)	1,049

Total Calls								$(112,849)	$(120,034)	$7,185

Written swaption contracts:
Puts
CDX.NA.IG.34	GSC	72.50%	Pay	08/19/20	USD	(25,765,000)	25,765,000	$(31,222)	$(74,719)	$43,497
CDX.NA.IG.34	MSC	70.00%	Pay	08/19/20	USD	(14,710,000)	14,710,000	(24,559)	(36,775)	12,216
CDX.NA.IG.34	GSC	70.00%	Pay	08/19/20	USD	(11,055,000)	11,055,000	(18,457)	(26,532)	8,075
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 04/06/51*	BOA	0.90%	Receive	03/31/21	USD	(184,000)	184,000	(9,039)	(15,686)	6,647

Total Puts								$(83,277)	$(153,712)	$70,435

Total written OTC swaption contracts								$(196,126)	$(273,746)	$77,620

*	Swaptions with forward premiums.

Futures Contracts Outstanding at July 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	65	09/30/20	$14,363,984	$19,787
U.S. Treasury 5-Year Note Future	111	09/30/20	13,999,875	64,053
U.S. Treasury 10-Year Note Future	203	09/21/20	28,435,859	167,697
U.S. Treasury Ultra Long Term Bond Future	5	09/21/20	1,138,438	5,678

Total				$257,215

Short position contracts:
Euro-BUND Future	75	09/08/20	$15,743,804	$(135,416)
Euro-BUXL 30-Year Bond Future	3	09/08/20	797,620	(51,628)
U.S. Treasury 10-Year Ultra Future	243	09/21/20	38,697,750	(582,632)
U.S. Treasury Long Bond Future	199	09/21/20	36,273,969	(978,474)

Total				$(1,748,150)

Total futures contracts				$(1,490,935)

TBA Sale Commitments Outstanding at July 31, 2020
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
UMBS, 4.00%	$1,808,000	08/13/50	$(1,920,717)	$(5,226)

Total (proceeds receivable $1,915,491)			$(1,920,717)	$(5,226)

The accompanying notes are an integral part of these financial statements.

62

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

At July 31, 2020, the aggregate market value of TBA Sale Commitments represents (0.3)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at July 31, 2020
Reference Entity	Counterparty	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.AAA.12	GSC	USD	930,000	(0.50%)	08/17/61	Monthly	$2,226	$—	$(2,046)	$(4,272)
CMBX.NA.AAA.12	GSC	USD	3,710,000	(0.50%)	08/17/61	Monthly	67,709	—	(8,109)	(75,818)

Total							$69,935	$—	$(10,155)	$(80,090)

Sell protection:
CMBX.NA.BB.6	GSC	USD	1,475,000	5.00%	05/11/63	Monthly	$—	$(357,554)	$(730,492)	$(372,938)
CMBX.NA.BB.8	GSC	USD	1,360,000	5.00%	10/17/57	Monthly	—	(244,634)	(668,910)	(424,276)
CMBX.NA.BBB-.6	MLI	USD	1,035,000	3.00%	05/11/63	Monthly	—	(63,851)	(336,220)	(272,369)
CMBX.NA.BBB-.6	DEUT	USD	175,000	3.00%	05/11/63	Monthly	—	(24,169)	(56,849)	(32,680)
CMBX.NA.BBB-.6	MSC	USD	2,775,000	3.00%	05/11/63	Monthly	—	(369,454)	(901,692)	(532,238)

Total							$—	$(1,059,662)	$(2,694,163)	$(1,634,501)

Total OTC credit default swap contracts							$69,935	$(1,059,662)	$(2,704,318)	$(1,714,591)

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2020
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid (Received)	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.33.V2	USD	22,719,250	(1.00%)	06/20/25	Quarterly	$(1,653,216)	$(936,511)	$716,705
CDX.NA.IG.34.V1	USD	1,850,000	(1.00%)	06/20/25	Quarterly	23,981	29,100	5,119

Total						$(1,629,235)	$(907,411)	$721,824

Credit default swaps on single-name issues:
Buy protection:
Republic of Brazil	USD	455,000	(1.00%)	06/20/25	Quarterly	$(28,927)	$(24,160)	$4,767
Republic of South Africa Government Bond	USD	465,000	(1.00%)	06/20/25	Quarterly	(40,724)	(43,642)	(2,918)
Russian Federation	USD	420,000	(1.00%)	06/20/25	Quarterly	(149)	(391)	(242)

Total						$(69,800)	$(68,193)	$1,607

Total centrally cleared credit default swap contracts						$(1,699,035)	$(975,604)	$723,431

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3 Mo. USD LIBOR	2.00% Fixed	USD	4,135,000	03/21/23	Semi-Annual	$61,047	$—	$(227,198)	$(288,245)
3 Mo. USD LIBOR	2.64% Fixed	USD	1,280,000	02/01/26	Semi-Annual	—	—	(180,236)	(180,236)
3 Mo. USD LIBOR	2.86% Fixed	USD	403,000	02/01/49	Semi-Annual	—	—	(227,876)	(227,876)
3 Mo. USD LIBOR	0.77% Fixed	USD	110,000	03/13/50	Semi-Annual	—	—	109	109
3 Mo. USD LIBOR	0.85% Fixed	USD	39,000	04/01/50	Semi-Annual	3	—	890	887
3 Mo. USD LIBOR	0.85% Fixed	USD	101,000	04/20/50	Semi-Annual	37	—	(2,144)	(2,181)
3 Mo. USD LIBOR	0.86% Fixed	USD	28,000	03/30/50	Semi-Annual	—	—	675	675

Total centrally cleared interest rate swap contracts						$61,087	$—	$(635,780)	$(696,867)

The accompanying notes are an integral part of these financial statements.

63

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

July 31, 2020

Foreign Currency Contracts Outstanding at July 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
398,041	USD	520,000	CAD	NAB	08/06/20	$9,831	$—
91,311	USD	120,000	CAD	CBK	08/14/20	1,722	—
79,170	USD	105,000	CAD	MSC	08/14/20	780	—
307,359	USD	405,000	CAD	SCB	09/08/20	4,976	—
470,027	USD	618,000	CAD	MSC	09/18/20	8,600	—
150,870	USD	200,000	CAD	GSC	11/19/20	1,522	—
742,423	USD	985,000	CAD	HSBC	11/25/20	6,872	—
184,378	USD	245,000	CAD	CBK	11/25/20	1,423	—
76,071	USD	100,000	CAD	MSC	11/27/20	1,395	—
1,890,724	USD	1,617,000	EUR	JPM	08/31/20	—	(22,640)
517,594	USD	441,000	EUR	HSBC	09/16/20	—	(4,418)
4,092,766	USD	3,626,000	EUR	JPM	09/16/20	—	(199,335)
78,343	USD	70,000	EUR	MSC	11/27/20	—	(4,646)
413,036	USD	326,000	GBP	BNP	09/16/20	—	(14,948)
662,939	USD	13,455,000	MXN	GSC	06/10/21	78,188	—

Total Foreign Currency Contracts						$115,309	$(245,987)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$110,950,901	$—	$110,950,901	$—
Corporate Bonds	257,861,689	—	257,861,689	—
Foreign Government Obligations	19,563,259	—	19,563,259	—
Municipal Bonds	14,583,568	—	14,583,568	—
Senior Floating Rate Interests	30,443,428	—	30,443,428	—
U.S. Government Agencies	327,002,493	—	327,002,493	—
U.S. Government Securities	121,486,667	—	121,486,667	—
Common Stocks
Energy	8,444	—	8,444	—
Short-Term Investments	37,633,897	1,302,075	36,331,822	—
Purchased Options	308,124	—	308,124	—
Foreign Currency Contracts(2)	115,309	—	115,309	—
Futures Contracts(2)	257,215	257,215	—	—
Swaps - Credit Default(2)	726,591	—	726,591	—
Swaps - Interest Rate(2)	1,671	—	1,671	—

Total	$920,943,256	$1,559,290	$919,383,966	$—

Liabilities
Foreign Currency Contracts(2)	$(245,987)	$—	$(245,987)	$—
Futures Contracts(2)	(1,748,150)	(1,748,150)	—	—
Swaps - Credit Default(2)	(1,717,751)	—	(1,717,751)	—
Swaps - Interest Rate(2)	(698,538)	—	(698,538)	—
TBA Sale Commitments	(1,920,717)	—	(1,920,717)	—
Written Options	(196,126)	—	(196,126)	—

Total	$(6,527,269)	$(1,748,150)	$(4,779,119)	$—

(1)	For the year ended July 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

64

Hartford Active Fixed Income ETFs

Glossary (abbreviations used in the preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
SCB	Standard Chartered Bank
TDB	Toronto-Dominion Bank

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
USD	United States Dollar

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ICE	Intercontinental Exchange, Inc.

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
PT	Perseroan Terbatas
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Securities

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Redev	Redevelopment
Rev	Revenue
VA	Veterans Administration

65

Hartford Active Fixed Income ETFs

Statements of Assets and Liabilities

July 31, 2020

	Hartford Core Bond ETF	Hartford Municipal Opportunities ETF	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
Assets:
Investments in securities, at market value(1)	$161,550,503	$104,221,675	$78,012,227	$86,382,699	$884,445,414
Repurchase agreements	15,184,387	1,151,362	—	1,272,202	35,331,952
Cash	7,019,831	547,702	—	1,343,830	17,384,387
Cash collateral held for securities on loan	5,555	—	—	10,420	65,104
Cash collateral due from broker on futures contracts	951	—	130,500	—	—
Foreign currency	—	—	—	713,964	1,500,177
Unrealized appreciation on foreign currency contracts	—	—	—	2,069	115,309
Receivables:
Investment securities sold	28,242,863	—	1,179,783	433,066	179,644,763
Dividends and interest	553,896	831,825	583,458	470,117	3,969,587
Securities lending income	—	—	—	23	1,332
Variation margin on futures contracts	—	—	—	45,171	36,607
Variation margin on centrally cleared swap contracts	—	—	—	—	106,585
Tax reclaims	—	—	—	1,561	462
OTC swap contracts premiums paid	9,344	—	—	—	69,935

Total assets	212,567,330	106,752,564	79,905,968	90,675,122	1,122,671,614

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—	39,474	245,987
Obligation to return securities lending collateral	111,100	—	—	208,395	1,302,075
Unrealized depreciation on OTC swap contracts	12,392	—	—	—	1,714,591
TBA sale commitments, at market value	—	—	—	—	1,920,717
Unfunded loan commitments	—	—	—	—	6,836
Payables:
Investment securities purchased	74,086,470	237,132	3,621,584	2,320,613	417,327,198
Investment management fees	33,694	24,338	24,884	21,525	168,820
Variation margin on futures contracts	7,177	—	3,984	—	—
Variation margin on centrally cleared swap contracts	5,851	—	—	—	—
Distributions payable	123,415	199,868	87,945	203,540	1,420,338
Written options	—	—	—	—	196,126
OTC swap contracts premiums received	—	—	—	—	1,059,662

Total liabilities	74,380,099	461,338	3,738,397	2,793,547	425,362,350

Net assets	$138,187,231	$106,291,226	$76,167,571	$87,881,575	$697,309,264

Summary of Net Assets:
Paid-in-capital	$134,920,824	$98,671,853	$72,642,804	$86,485,394	$640,202,985
Distributable earnings	3,266,407	7,619,373	3,524,767	1,396,181	57,106,279

Net assets	$138,187,231	$106,291,226	$76,167,571	$87,881,575	$697,309,264

Net asset value per share	$42.52	$42.52	$21.76	$40.88	$42.52

Shares issued and outstanding	3,250,000	2,500,000	3,500,000	2,150,000	16,400,000

Cost of investments	$173,785,193	$100,957,327	$74,480,303	$85,637,424	$871,940,678
Cost of foreign currency	$—	$—	$—	$713,964	$1,500,030
Proceeds of TBA sale commitments	$—	$—	$—	$—	$1,915,491
Proceeds of written option contracts	$—	$—	$—	$—	$273,746

(1) Includes Investment in securities on loan, at market value	$109,019	$—	$—	$202,142	$1,264,064

The accompanying notes are an integral part of these financial statements.

66

Hartford Active Fixed Income ETFs

Statements of Operations

For the Year Ended July 31, 2020

	Hartford Core Bond ETF(1)	Hartford Municipal Opportunities ETF	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
Investment Income:
Interest	$327,500	$3,916,884	$1,200,651	$3,789,538	$19,408,849
Securities lending	—	—	—	495	13,526
Less: Foreign tax withheld	—	—	—	—	(3,791)

Total investment income, net	327,500	3,916,884	1,200,651	3,790,033	19,418,584

Expenses:
Investment management fees	64,331	409,135	226,939	315,485	1,848,678

Total expenses	64,331	409,135	226,939	315,485	1,848,678

Net Investment Income (Loss)	263,169	3,507,749	973,712	3,474,548	17,569,906

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
on investments	579,302	3,418,866	431,485	326,081	30,233,145
on purchased options contracts	—	—	—	—	399,755
on futures contracts	(46,356)	—	(303,141)	(469,240)	(2,471,505)
on written options contracts	27,457	—	—	—	1,650,087
on swap contracts	(36,128)	—	—	—	(8,798,077)
on foreign currency contracts	—	—	—	(222,457)	1,383,834
on other foreign currency transactions	—	—	—	31,830	130,142

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	524,275	3,418,866	128,344	(333,786)	22,527,381

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
of investments	2,949,697	(2,218,233)	2,852,464	113,397	22,213,422
of purchased options contracts	—	—	—	—	222,727
of futures contracts	(172,951)	—	(95,583)	67,384	(241,552)
of written options contracts	—	—	—	—	77,620
of swap contracts	(30,567)	—	—	—	231,879
of foreign currency contracts	—	—	—	(44,090)	(199,680)
of translation of other assets and liabilities in foreign currencies	—	—	—	(12,403)	(50,516)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	2,746,179	(2,218,233)	2,756,881	124,288	22,253,900

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	3,270,454	1,200,633	2,885,225	(209,498)	44,781,281

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,533,623	$4,708,382	$3,858,937	$3,265,050	$62,351,187

(1)	Commenced operations on February 19, 2020.

The accompanying notes are an integral part of these financial statements.

67

Hartford Active Fixed Income ETFs

Statements of Changes in Net Assets

	Hartford Core Bond ETF	Hartford Municipal Opportunities ETF		Hartford Schroders Tax-Aware Bond ETF
	For the Period Ended July 31, 2020(1)	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019
Operations:
Net investment income (loss)	$263,169	$3,507,749	$2,499,613	$973,712	$550,170
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	524,275	3,418,866	395,339	128,344	325,075
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,746,179	(2,218,233)	6,692,181	2,756,881	695,168

Net Increase (Decrease) in Net Assets Resulting from Operations	3,533,623	4,708,382	9,587,133	3,858,937	1,570,413

Distributions to Shareholders	(267,216)	(4,085,404)	(2,487,558)	(1,312,440)	(563,102)

Fund Share Transactions:
Sold	134,854,721	68,918,072	120,705,261	59,891,636	5,235,438
Redeemed	(40)	(103,092,703)	—	(13,556,025)	—
Other Capital	66,143	70,014	51,773	55,602	3,927

Net increase (decrease) from capital share transactions	134,920,824	(34,104,617)	120,757,034	46,391,213	5,239,365

Net Increase (Decrease) in Net Assets	138,187,231	(33,481,639)	127,856,609	48,937,710	6,246,676

Net Assets:
Beginning of period	—	139,772,865	11,916,256	27,229,861	20,983,185

End of period	$138,187,231	$106,291,226	$139,772,865	$76,167,571	$27,229,861

(1)	Commenced operations on February 19, 2020.

The accompanying notes are an integral part of these financial statements.

68

Hartford Active Fixed Income ETFs

Statements of Changes in Net Assets – (continued)

	Hartford Short Duration ETF		Hartford Total Return Bond ETF
	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019
Operations:
Net investment income (loss)	$3,474,548	$3,147,035	$17,569,906	$14,344,126
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(333,786)	(191,334)	22,527,381	9,430,606
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	124,288	1,859,440	22,253,900	22,711,636

Net Increase (Decrease) in Net Assets Resulting from Operations	3,265,050	4,815,141	62,351,187	46,486,368

Distributions to Shareholders	(3,544,221)	(3,112,779)	(36,786,478)	(14,404,534)

Fund Share Transactions:
Sold	20,439,303	96,183,975	187,500,806	559,765,672
Redeemed	(42,222,963)	(8,032,678)	(106,603,304)	(46,687,112)
Other Capital	55,649	52,108	326,139	525,462

Net increase (decrease) from capital share transactions	(21,728,011)	88,203,405	81,223,641	513,604,022

Net Increase (Decrease) in Net Assets	(22,007,182)	89,905,767	106,788,350	545,685,856

Net Assets:
Beginning of period	109,888,757	19,982,990	590,520,914	44,835,058

End of period	$87,881,575	$109,888,757	$697,309,264	$590,520,914

The accompanying notes are an integral part of these financial statements.

69

Hartford Active Fixed Income ETFs

Financial Highlights

— Selected Per-Share Data(1) —													— Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(4)

Hartford Core Bond ETF

For the Period Ended July 31, 2020(5)
$40.00	$0.21		$2.50		$2.71	$0.05	$(0.24)	$—	$(0.24)	$42.52	6.91	%(6)	$138,187	0.29	%(7)	0.29	%(7)	1.19	%(7)	26	%(15)

Hartford Municipal Opportunities ETF

For the Year Ended July 31, 2020
$41.72	$1.04	(12)	$0.95	(12)	$1.99	$0.02	$(1.06)	$(0.15)	$(1.21)	$42.52	4.90%		$106,291	0.29%		0.29%		2.49	%(12)	67%

For the Year Ended July 31, 2019
$39.72	$1.07		$1.92		$2.99	$0.02	$(1.01)	$—	$(1.01)	$41.72	7.68%		$139,773	0.29%		0.29%		2.65%		32%

For the Period Ended July 31, 2018(8)
$40.00	$0.54		$(0.37)		$0.17	$0.07	$(0.52)	$—	$(0.52)	$39.72	0.60	%(6)	$11,916	0.34	%(7)	0.34	%(7)	2.18	%(7)	37%

Hartford Schroders Tax-Aware Bond ETF

For the Year Ended July 31, 2020
$20.95	$0.35		$0.91		$1.26	$0.02	$(0.37)	$(0.10)	$(0.47)	$21.76	6.18%		$76,168	0.39%		0.39%		1.67%		165%

For the Year Ended July 31, 2019
$19.98	$0.51		$0.99		$1.50	$—	$(0.53)	$—	$(0.53)	$20.95	7.62%		$27,230	0.39%		0.39%		2.55%		165%

For the Period Ended July 31, 2018(9)
$20.00	$0.11		$(0.06)		$0.05	$0.02	$(0.09)	$—	$(0.09)	$19.98	0.37	%(6)	$20,983	0.39	%(7)	0.39	%(7)	1.93	%(7)	60%

Hartford Short Duration ETF

For the Year Ended July 31, 2020
$40.70	$1.29	(13)	$0.20	(13)	$1.49	$0.02	$(1.33)	$—	$(1.33)	$40.88	3.78%		$87,882	0.29%		0.29%		3.19	%(13)	29	%(16)

For the Year Ended July 31, 2019
$39.97	$1.38		$0.64		$2.02	$0.02	$(1.31)	$—	$(1.31)	$40.70	5.20%		$109,889	0.29%		0.29%		3.45%		28%

For the Period Ended July 31, 2018(10)
$40.00	$0.19		$(0.09)		$0.10	$0.02	$(0.15)	$—	$(0.15)	$39.97	0.31	%(6)	$19,983	0.29	%(7)	0.29	%(7)	2.75	%(7)	1%

Hartford Total Return Bond ETF

For the Year Ended July 31, 2020
$40.87	$1.13	(14)	$2.90	(14)	$4.03	$0.02	$(1.35)	$(1.05)	$(2.40)	$42.52	10.34%		$697,309	0.29%		0.29%		2.76	%(14)	79	%(17)

For the Year Ended July 31, 2019
$38.99	$1.30		$1.77		$3.07	$0.05	$(1.24)	$—	$(1.24)	$40.87	8.14%		$590,521	0.29%		0.29%		3.30%		54%

For the Period Ended July 31, 2018(11)
$40.00	$0.77		$(1.14)		$(0.37)	$0.08	$(0.72)	$—	$(0.72)	$38.99	(0.71	)%(6)	$44,835	0.38	%(7)	0.38	%(7)	2.35	%(7)	46%

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.

(3)	There were no waivers or reimbursements for the periods shown.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Commenced operations on February 19, 2020.
(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on December 13, 2017.
(9)	Commenced operations on April 18, 2018.
(10)	Commenced operations on May 30, 2018.
(11)	Commenced operations on September 27, 2017.
(12)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and an increase to ratio of net investment income to average net assets of less than 0.005%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

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(13)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and an increase to ratio of net investment income to average net assets of less than 0.005%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect a change in accounting standard.

(14)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect a change in accounting standard.

(15)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 177%.
(16)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 41%.
(17)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 659%.

The accompanying notes are an integral part of these financial statements.

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1.	Organization:

Hartford Funds Exchange-Traded Trust (the “Trust”) is an open-end registered management investment company comprised of five operational series as of July 31, 2020. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Funds Exchange-Traded Trust:

Hartford Core Bond ETF (the “Core Bond ETF”)

Hartford Municipal Opportunities ETF (the “Municipal Opportunities ETF”)

Hartford Schroders Tax-Aware Bond ETF (the “Tax-Aware Bond ETF”)

Hartford Short Duration ETF (the “Short Duration ETF”)

Hartford Total Return Bond ETF (the “Total Return Bond ETF”)

Core Bond ETF commenced operations on February 19, 2020. Municipal Opportunities ETF commenced operations on December 13, 2017. Short Duration ETF commenced operations on May 30, 2018. Tax-Aware Bond ETF commenced operations on April 18, 2018. Total Return Bond ETF commenced operations on September 27, 2017. Each Fund is an actively managed, exchange-traded fund (‘‘ETF’’) that trades on an exchange like other publicly traded securities. Shares of Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded on NYSE Arca, Inc. (“NYSE Arca”). Shares of Core Bond ETF and Short Duration ETF are listed and traded on Cboe BZX Exchange, Inc. (“Cboe BZX”). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value (“NAV”) only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees (the “Board”) of the Trust (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market

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prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

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For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)

Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, monthly and realized gains, if any, at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of July 31, 2020.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a

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July 31, 2020

fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of July 31, 2020.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of July 31, 2020.

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of July 31, 2020.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange.

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July 31, 2020

Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended July 31, 2020, each of Core Bond ETF, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF had entered into Futures Contracts.

b)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the year ended July 31, 2020, each of Short Duration ETF and Total Return Bond ETF had entered into Foreign Currency Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended July 31, 2020, Total Return Bond ETF had entered into Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or

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received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended July 31, 2020, each of Core Bond ETF and Total Return Bond ETF had entered into Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

77

Hartford Active Fixed Income ETFs

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July 31, 2020

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended July 31, 2020, each of Core Bond ETF and Total Return Bond ETF had entered into Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the year ended July 31, 2020, Total Return Bond ETF had entered into Total Return Swap Contracts.

e)	Additional Derivative Instrument Information:

Core Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Assets:
Unrealized appreciation on swap contracts(1)	$—	$—	$18,702	$—	$—	$—	$18,702

Total	$—	$—	$18,702	$—	$—	$—	$18,702

Liabilities:
Unrealized depreciation on futures contracts(2)	$172,951	$—	$—	$—	$—	$—	$172,951
Unrealized depreciation on swap contracts(1)	36,877	—	12,392	—	—	—	49,269

Total	$209,828	$—	$12,392	$—	$—	$—	$222,220

(1)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

(2)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

78

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2020

Core Bond ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(46,356)	$—	$—	$—	$—	$—	$(46,356)
Net realized gain (loss) on written options contracts	27,457	—	—	—	—	—	27,457
Net realized gain (loss) on swap contracts	(1,960)	—	(34,168)	—	—	—	(36,128)

Total	$(20,859)	$—	$(34,168)	$—	$—	$—	$(55,027)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(172,951)	$—	$—	$—	$—	$—	$(172,951)
Net change in unrealized appreciation (depreciation) of swap contracts	(36,877)	—	6,310	—	—	—	(30,567)

Total	$(209,828)	$—	$6,310	$—	$—	$—	$(203,518)

For the year ended July 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	1
Futures Contracts Short at Number of Contracts	(36)
Written Options Contracts at Number of Contracts	(853,333)
Swap Contracts at Notional Amount	$4,141,333

Tax-Aware Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$102,319	$—	$—	$—	$—	$—	$102,319

Total	$102,319	$—	$—	$—	$—	$—	$102,319

(1)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(303,141)	$—	$—	$—	$—	$—	$(303,141)

Total	$(303,141)	$—	$—	$—	$—	$—	$(303,141)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(95,583)	$—	$—	$—	$—	$—	$(95,583)

Total	$(95,583)	$—	$—	$—	$—	$—	$(95,583)

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2020

Tax-Aware Bond ETF – (continued)

For the year ended July 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	5
Futures Contracts Short at Number of Contracts	(28)

Short Duration ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$18,516	$—	$—	$—	$—	$—	$18,516
Unrealized appreciation on foreign currency contracts	—	2,069	—	—	—	—	2,069

Total	$18,516	$2,069	$—	$—	$—	$—	$20,585

Liabilities:
Unrealized depreciation on futures contracts(1)	$48,343	$—	$—	$—	$—	$—	$48,343
Unrealized depreciation on foreign currency contracts	—	39,474	—	—	—	—	39,474

Total	$48,343	$39,474	$—	$—	$—	$—	$87,817

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(469,240)	$—	$—	$—	$—	$—	$(469,240)
Net realized gain (loss) on foreign currency contracts	—	(222,457)	—	—	—	—	(222,457)

Total	$(469,240)	$(222,457)	$—	$—	$—	$—	$(691,697)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$67,384	$—	$—	$—	$—	$—	$67,384
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(44,090)	—	—	—	—	(44,090)

Total	$67,384	$(44,090)	$—	$—	$—	$—	$23,294

For the year ended July 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	95
Futures Contracts Short at Number of Contracts	(95)
Foreign Currency Contracts Purchased at Contract Amount	$216,650
Foreign Currency Contracts Sold at Contract Amount	$3,138,696

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2020

Total Return Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$308,124	$—	$—	$—	$—	$—	$308,124
Unrealized appreciation on futures contracts(1)	257,215	—	—	—	—	—	257,215
Unrealized appreciation on foreign currency contracts	—	115,309	—	—	—	—	115,309
Unrealized appreciation on swap contracts(2)	1,671	—	726,591	—	—	—	728,262

Total	$567,010	$115,309	$726,591	$—	$—	$—	$1,408,910

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,748,150	$—	$—	$—	$—	$—	$1,748,150
Unrealized depreciation on foreign currency contracts	—	245,987	—	—	—	—	245,987
Written options, market value	196,126	—	—	—	—	—	196,126
Unrealized depreciation on swap contracts(2)	698,538	—	1,717,751	—	—	—	2,416,289

Total	$2,642,814	$245,987	$1,717,751	$—	$—	$—	$4,606,552

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$399,755	$—	$—	$—	$—	$—	$399,755
Net realized gain (loss) on futures contracts	(2,471,505)	—	—	—	—	—	(2,471,505)
Net realized gain (loss) on written options contracts	1,650,087	—	—	—	—	—	1,650,087
Net realized gain (loss) on swap contracts	(5,726,472)	—	(3,071,605)	—	—	—	(8,798,077)
Net realized gain (loss) on foreign currency contracts	—	1,383,834	—	—	—	—	1,383,834

Total	$(6,148,135)	$1,383,834	$(3,071,605)	$—	$—	$—	$(7,835,906)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$222,727	$—	$—	$—	$—	$—	$222,727
Net change in unrealized appreciation (depreciation) of futures contracts	(241,552)	—	—	—	—	—	(241,552)
Net change in unrealized appreciation (depreciation) of written options contracts	77,620	—	—	—	—	—	77,620
Net change in unrealized appreciation (depreciation) of swap contracts	1,177,791	—	(945,912)	—	—	—	231,879
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(199,680)	—	—	—	—	(199,680)

Total	$1,236,586	$(199,680)	$(945,912)	$—	$—	$—	$90,994

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2020

Total Return Bond ETF – (continued)

For the year ended July 31, 2020, the average monthly amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	5,201,250
Futures Contracts Long at Number of Contracts	309
Futures Contracts Short at Number of Contracts	(337)
Written Options Contracts at Number of Contracts	(55,706,667)
Swap Contracts at Notional Amount	$62,270,067
Foreign Currency Contracts Purchased at Contract Amount	$2,724,690
Foreign Currency Contracts Sold at Contract Amount	$31,202,818

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of July 31, 2020:

Core Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(172,951)
Swap contracts	18,702	(49,269)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	18,702	(222,220)

Derivatives not subject to a MNA	(18,702)	209,828

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(12,392)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Morgan Stanley	$(12,392)	$—	$—	$—	$(12,392)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Tax-Aware Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(102,319)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(102,319)

Derivatives not subject to a MNA	—	102,319

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Short Duration ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$2,069	$(39,474)
Futures contracts	18,516	(48,343)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	20,585	(87,817)

Derivatives not subject to a MNA	(18,516)	48,343

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,069	$(39,474)

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2020

Short Duration ETF – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount ofAssets
Toronto-Dominion Bank	$2,069	$(2,069)	$—	$—	$—

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(6,761)	$—	$—	$—	$(6,761)
Deutsche Bank Securities, Inc.	(3,671)	—	—	—	(3,671)
JP Morgan Chase & Co.	(20,273)	—	—	—	(20,273)
Morgan Stanley	(6,693)	—	—	—	(6,693)
Toronto-Dominion Bank	(2,076)	2,069	—	—	(7)

Total	$(39,474)	$2,069	$—	$—	$(37,405)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$115,309	$(245,987)
Futures contracts	257,215	(1,748,150)
Purchased options	308,124	—
Swap contracts	728,262	(2,416,289)
Written options	—	(196,126)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,408,910	(4,606,552)

Derivatives not subject to a MNA	(985,477)	2,449,848

Total gross amount of assets and liabilities subject to MNA or similar agreements	$423,433	$(2,156,704)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$548	$(548)	$—	$—	$—
Citibank NA	3,145	—	—	—	3,145
Goldman Sachs & Co.	79,710	(79,710)	—	—	—
HSBC Bank USA	314,448	(4,418)	—	—	310,030
Morgan Stanley	10,775	(10,775)	—	—	—
National Australia Bank Limited	9,831	—	—	—	9,831
Standard Chartered Bank	4,976	—	—	—	4,976

Total	$423,433	$(95,451)	$—	$—	$327,982

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(23,676)	$548	$—	$—	$(23,128)
BNP Paribas Securities Services	(14,948)	—	—	—	(14,948)
Deutsche Bank Securities, Inc.	(32,680)	—	—	—	(32,680)
Goldman Sachs & Co.	(1,002,597)	79,710	—	—	(922,887)
HSBC Bank USA	(4,418)	4,418	—	—	—
JP Morgan Chase & Co.	(221,975)	—	—	—	(221,975)
Merrill Lynch International	(272,369)	—	—	—	(272,369)
Morgan Stanley	(584,041)	10,775	—	—	(573,266)

Total	$(2,156,704)	$95,451	$—	$—	$(2,061,253)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

83

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2020

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)

Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), paydowns, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

July 31, 2020

c)

Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years or periods ended July 31, 2020 and July 31, 2019 are as follows (as adjusted for dividends payable, if applicable):

	For the Year or Period Ended July 31, 2020			For the Year Ended July 31, 2019
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)
Core Bond ETF(2)	$—	$267,216	$—	$—	$—	$—
Municipal Opportunities ETF	3,487,261	593,369	4,774	2,379,180	108,378	—
Tax-Aware Bond ETF	571,151	623,757	117,532	382,609	180,493	—
Short Duration ETF	—	3,544,221	—	—	3,112,135	644
Total Return Bond ETF	—	36,786,478	—	—	14,404,534	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
(2)	Commenced operations on February 19, 2020.

As of July 31, 2020, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Core Bond ETF	$—	$546,951	$—	$—	$(172,960)	$2,892,416	$3,266,407
Municipal Opportunities ETF	211,607	—	3,185,684	—	(193,628)	4,415,710	7,619,373
Tax-Aware Bond ETF	81,465	—	—	—	(88,622)	3,531,924	3,524,767
Short Duration ETF	—	260,650	—	(661,674)	(203,541)	2,000,746	1,396,181
Total Return Bond ETF	—	14,241,014	—	—	(4,157,468)	47,022,733	57,106,279

The temporary differences noted above are comprised of distributions payable and straddle related deferrals.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year or period ended July 31, 2020, there were no reclassifications recorded in the Funds’ capital accounts.

e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Short Duration ETF	$455,757	$205,917

Core Bond ETF, Municipal Opportunities ETF, Tax-Aware Bond ETF, and Total Return Bond ETF had no capital loss carryforwards for U.S. federal income tax purposes as of July 31, 2020.

f)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at July 31, 2020 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Core Bond ETF	$173,813,295	$3,199,199	$(306,783)	$2,892,416
Municipal Opportunities ETF	100,957,327	4,799,494	(383,784)	4,415,710
Tax-Aware Bond ETF	74,480,303	3,532,555	(631)	3,531,924
Short Duration ETF	85,648,440	2,663,537	(650,328)	2,013,209
Total Return Bond ETF	872,191,452	56,134,189	(9,044,382)	47,089,807

g)

Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) reviews each Fund’s tax positions for all open tax years. As of July 31, 2020, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year or period ended July 31, 2020, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

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7.	Expenses:

a)

Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each of Core Bond ETF, Municipal Opportunities ETF, Short Duration ETF, and Total Return Bond ETF in accordance with each Fund’s investment objective and policies. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to Tax-Aware Bond ETF. SIMNA and SIMNA Ltd. perform the daily investment of the assets of Tax-Aware Bond ETF in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington and SIMNA, as applicable. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.

Under the Investment Management Agreement, the Investment Manager agrees to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes and acquired fund fees and expenses) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the management fee payable to the Investment Manager under the Investment Management Agreement. The payment or assumption by the Investment Manager of any expense of the Trust that the Investment Manager is not required by the Investment Management Agreement to pay or assume shall not obligate the Investment Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of July 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Core Bond ETF	0.29%
Municipal Opportunities ETF	0.29%
Tax-Aware Bond ETF	0.39%
Short Duration ETF	0.29%
Total Return Bond ETF	0.29%

b)

Distribution Plans – Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of asset-based charges.

For the year ended July 31, 2020, the Funds did not pay any Rule 12b-1 fees.

c)

Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended July 31, 2020, a portion of the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by HFMC. As part of the Funds’ Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.

8.	Securities Lending:

The Trust has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

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The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of July 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Core Bond ETF	$109,019	$(109,019)	$—
Municipal Opportunities ETF	—	—	—
Tax-Aware Bond ETF	—	—	—
Short Duration ETF	202,142	(202,142)	—
Total Return Bond ETF	1,264,064	(1,264,064)	—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Core Bond ETF	$111,100	$—
Municipal Opportunities ETF	—	—
Tax-Aware Bond ETF	—	—
Short Duration ETF	208,395	—
Total Return Bond ETF	1,302,075	—

9.	Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2020.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

Core Bond ETF	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$111,100	$—	$—	$—	$111,100

Total Borrowings	$111,100	$—	$—	$—	$111,100

Gross amount of recognized liabilities for securities lending transactions					$111,100

Short Duration ETF	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$208,395	$—	$—	$—	$208,395

Total Borrowings	$208,395	$—	$—	$—	$208,395

Gross amount of recognized liabilities for securities lending transactions					$208,395

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Total Return Bond ETF	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$290,957	$—	$—	$—	$290,957
Municipal Bonds	1,011,118	—	—	—	1,011,118

Total Borrowings	$1,302,075	$—	$—	$—	$1,302,075

Gross amount of recognized liabilities for securities lending transactions					$1,302,075

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Custodian and Transfer Agent:

State Street Bank and Trust Company (“State Street”) serves as Custodian for the Funds pursuant to a custodian agreement (“Custodian Agreement”) dated December 31, 2014, as amended November 21, 2017. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement (“Transfer Agency and Service Agreement”) dated February 13, 2018. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.

For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, HFMC, and not the Funds, compensates State Street pursuant to the Funds’ unitary management fee structure.

11.	Affiliate Holdings:

As of July 31, 2020, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Fund	Percentage of Fund
Municipal Opportunities ETF	13%
Tax-Aware Bond ETF	14%

As of July 31, 2020, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds. Affiliated funds of funds owned shares in the Fund listed below as follows:

Fund	Percentage of Fund
Core Bond ETF	91%
Short Duration ETF	58%
Total Return Bond ETF	70%

12.	Investment Transactions:

For the year ended July 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Core Bond ETF	$70,751,572	$8,933,508	$52,648,934	$3,240,171	$123,400,506	$12,173,679
Municipal Opportunities ETF	90,934,542	125,210,087	—	—	90,934,542	125,210,087
Tax-Aware Bond ETF	86,301,941	38,818,099	42,550,844	49,150,027	128,852,785	87,968,126
Short Duration ETF	27,967,743	51,997,159	1,857,189	4,225,231	29,824,932	56,222,390
Total Return Bond ETF	298,226,559	228,165,961	214,240,774	244,793,389	512,467,333	472,959,350

13.	Share Transactions:

Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.” Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when

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July 31, 2020

they are not available in sufficient quantity for delivery. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.

Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.

If a Creation Unit is purchased or redeemed for cash or outside of the Clearing Process, a higher transaction fee may be charged. The following table discloses Creation Unit breakdown for each Fund:

Fund	Standard Creation Unit Shares	Standard In-kind Creation Fee	Value at July 31, 2020	Standard In-kind Redemption Fee
Core Bond ETF	50,000	$400	$2,126,000	$400
Municipal Opportunities ETF	50,000	$400	2,126,000	$400
Tax-Aware Bond ETF	50,000	$500	1,088,000	$500
Short Duration ETF	50,000	$400	2,044,000	$400
Total Return Bond ETF	50,000	$500	2,126,000	$500

Shares of Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded throughout the day on the NYSE Arca and shares of Core Bond ETF and Short Duration ETF are listed and traded on Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.

Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units (50,000 shares) to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.

The following information is for the year or period ended July 31, 2020 and the year ended July 31, 2019:

	For the Period Ended July 31, 2020		For the Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Core Bond ETF(1)
Shares Sold	3,250,001	$134,854,721
Shares Redeemed	(1)	(40)
Other Capital	—	66,143

Net Increase (Decrease)	3,250,000	134,920,824

Municipal Opportunities ETF
Shares Sold	1,650,000	$68,918,072	3,050,000	$120,705,261
Shares Redeemed	(2,500,000)	(103,092,703)	—	—
Other Capital	—	70,014	—	51,773

Net Increase (Decrease)	(850,000)	(34,104,617)	3,050,000	120,757,034

Tax-Aware Bond ETF
Shares Sold	2,850,000	$59,891,636	250,000	$5,235,438
Shares Redeemed	(650,000)	(13,556,025)	—	—
Other Capital	—	55,602	—	3,927

Net Increase (Decrease)	2,200,000	46,391,213	250,000	5,239,365

Short Duration ETF
Shares Sold	500,000	$20,439,303	2,400,000	$96,183,975
Shares Redeemed	(1,050,000)	(42,222,963)	(200,000)	(8,032,678)
Other Capital	—	55,649	—	52,108

Net Increase (Decrease)	(550,000)	(21,728,011)	2,200,000	88,203,405

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July 31, 2020

	For the Period Ended July 31, 2020		For the Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Total Return Bond ETF
Shares Sold	4,600,000	$187,500,806	14,500,000	$559,765,672
Shares Redeemed	(2,650,000)	(106,603,304)	(1,200,000)	(46,687,112)
Other Capital	—	326,139	—	525,462

Net Increase (Decrease)	1,950,000	81,223,641	13,300,000	513,604,022

(1)	Commenced operations on February 19, 2020.

14.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB issued ASU 2017-08 (the “ASU”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Upon initial adoption, the impacted Funds adjusted the cost of their callable debt securities by the cumulative amount of amortization that would have been recognized had the amortization period initially extended only to the earliest call date, with a corresponding reclassification between interest income and net realized gain (loss) on investments or net unrealized appreciation (depreciation) of investments in the Statements of Operations. The adoption of the ASU does not affect the impacted Funds’ net asset values and the cumulative effect to the impacted Funds resulting from the adoption of amending the amortization period to the earliest call date for callable debt securities is as follows:

		For the Year or Period Ended July 31, 2020
Funds	Cost of Investments As of August 1, 2019	Interest Income	Net Unrealized Appreciation (Depreciation) of Investments	Net Realized Gains (Loss) on Investments	Distributable Earnings
Municipal Opportunities ETF	$20,003	$(13,763)	$13,763	$—	$(20,003)
Short Duration ETF	429	(193)	429	(236)	(429)
Total Return Bond ETF	(34,683)	(49,245)	(5,023)	44,213	34,683

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has adopted this guidance and it did not have a material impact on the Funds’ financial statements.

16.	Change in Independent Registered Public Accounting Firm:

On November 6, 2019, the Trust, on behalf each of Municipal Opportunities ETF, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm. EY’s report on the Funds’ financial statements for the fiscal periods ended July 31, 2018 and July 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on July 31, 2018 and July 31, 2019 and through November 6, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 6, 2019, the Audit Committee of the Trust’s Board of Trustees participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each of Municipal Opportunities ETF, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF for the fiscal year ended July 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned

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July 31, 2020

the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). PwC has also been appointed to serve as the independent registered public accounting firm for the Core Bond ETF for the fiscal year ended July 31, 2020.

17.	Subsequent Events:

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

The affects to public health, business and market conditions resulting from the ongoing coronavirus (COVID-19) pandemic that escalated during the first quarter of 2020 and has extended into the third quarter of 2020 may have a significant negative impact on the performance of the Funds’ investments. The extent and duration of this impact is currently unclear.

91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hartford Funds Exchange-Traded Trust and Shareholders of

Hartford Core Bond ETF, Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Hartford Funds Exchange-Traded Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statement of changes in net assets	Financial highlights
Hartford Municipal Opportunities ETF	For the year ended July 31, 2020.
Hartford Schroders Tax-Aware Bond ETF	For the year ended July 31, 2020.
Hartford Short Duration ETF	For the year ended July 31, 2020.
Hartford Total Return Bond ETF	For the year ended July 31, 2020.
Hartford Core Bond ETF	For the period February 19, 2020 (commencement of operations) to July 31, 2020.

The financial statements of Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF as of and for the year ended July 31, 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the statements of changes in net assets and financial highlights) were audited by other auditors whose report dated September 24, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2020

We have served as the auditor of one or more Hartford Funds investment companies since 2020.

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Operation of the Liquidity Risk Management Program

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees (“Board”) of Hartford Funds Exchange-Traded Trust has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee (“LROC”).

The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held May 5-6, 2020, the LROC, on behalf of HFMC, provided a written report to the Board covering the period from the inception date of the current LRM Program through April 30, 2020. The report addressed important aspects of the LRM Program, including, but not limited to:

•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);

•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;

•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;

•

whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and

•	any material changes to the LRM Program.

Based on the review and assessment conducted by the LROC, the LROC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.

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Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust

Hartford Funds Exchange-Traded Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of July 31, 2020. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-456-7526.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES

HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	82	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 through April 2018. Upon the merger of Dynegy, Inc. with Vistra Energy Corporation, Ms. Ackermann became a member of the Board of Directors of Vistra Energy Corporation effective May 2018. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Trustee	Since 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	82	Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.

LYNN S. BIRDSONG (1946)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	82	None

CHRISTINE R. DETRICK (1958)	Trustee	Since 2017	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	82	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).

DUANE E. HILL(4) (1945)	Trustee	Since 2017	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies	82	None

LEMMA W. SENBET (1946)	Trustee	Since 2017	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	82	None

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Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

DAVID SUNG (1953)	Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	82	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).

OFFICERS AND INTERESTED TRUSTEE

JAMES E. DAVEY(5) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	82	None

ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2016	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A

AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A

JOSEPH G. MELCHER (1973)	Chief Compliance Officer and Vice President	Since 2016	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A

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Hartford Active Fixed Income ETFs

Trustees and Officers of the Trust – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE

VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)

Each Trustee holds an indefinite term until the Trustee’s retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee’s resignation, removal, or death prior to the Trustee’s retirement .

(3)

The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, Hartford Schroders Opportunistic Income Fund, and Hartford Funds NextShares Trust.

(4)	Effective December 31, 2020, Mr. Hill will retire from the Board of Trustees.
(5)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of HFMC or affiliated companies.

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Hartford Active Fixed Income ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.

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Hartford Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements for Hartford Core Bond ETF (Unaudited)

Hartford Funds Exchange-Traded Trust

Hartford Core Bond ETF

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the investment company’s investment advisory and sub-advisory agreements. At its meeting held on February 4-5, 2020, the Board of Trustees (the “Board”) of Hartford Funds Exchange-Traded Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve for an initial two-year period an investment management agreement for Hartford Core Bond ETF (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and a separate investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to the Fund (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board and its Investment Committee considered the materials and presentations from representatives of the Advisers received at meetings held on November 5-7, 2019 and February 4-5, 2020 regarding the Fund and its investment strategy. The Board also considered the materials and in-person presentations by the Trust’s officers and representatives of HFMC received at the Board’s meeting on February 4-5, 2020 concerning the Agreements.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Trust. The Independent Trustees were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by each Adviser. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength and the Board’s past experience with each Adviser with respect to the services the Adviser provides to other funds managed by HFMC and its affiliates (the “Hartford Funds”). The Board also considered that, although HFMC had only been managing exchange-traded funds (“ETFs”) since 2017, HFMC had extensive experience advising actively managed mutual funds, including mutual funds with similar strategies to those proposed for the Fund, and HFMC, through a subsidiary, had extensive experience advising strategic beta ETFs.

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to, or assumed by, the Sub-adviser. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Hartford Fund’s portfolio management team, and oversight of the portfolio managers to the Hartford Funds. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Fund’s investments and those of other funds or accounts managed by the Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers. The Board also considered the secondary market support services to be provided by HFMC to the Fund, including HFMC’s expected efforts to educate investment professionals about the Fund and other ETFs managed by HFMC.

With respect to the Sub-adviser, which would provide certain day-to-day portfolio management services for the Fund, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the quality and experience of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers, and Sub-adviser’s method for compensating the portfolio managers. The Board also considered the Sub-adviser’s succession planning to ensure continuity of portfolio management services to be provided to the Fund.

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Approval of Investment Management and Investment Sub-Advisory Agreements for Hartford Core Bond ETF (Unaudited) – (continued)

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from the Trust’s chief compliance officer that the written compliance policies and procedures of each of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the addition of the Fund.

The Board considered HFMC’s efforts to provide investors in the Hartford Funds family of funds with a broad range of investment opportunities and the assumption of entrepreneurial and other risks by HFMC in sponsoring and managing new funds to expand these opportunities for shareholders. The Board considered the special attributes of the Fund, which is an ETF, relative to traditional mutual funds and the benefits that are expected to be realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by HFMC and its affiliates in developing and maintaining an infrastructure necessary to support the operations of the Fund.

In considering the foregoing information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, composite performance data showing the portfolio management team’s capabilities in managing a composite of accounts that use investment strategies substantially similar to those proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered the investment performance of The Hartford Total Return Bond Fund (“Total Return Bond Mutual Fund”), a series of The Hartford Mutual Funds, Inc., and Hartford Total Return Bond ETF (“Total Return Bond ETF”), a series of the Trust, each of which is also sub-advised by the Sub-adviser and uses investment strategies similar to those proposed for the Fund. The Board considered information comparing the Sub-adviser’s composite performance data and the Total Return Bond Mutual Fund’s performance data to the Fund’s proposed benchmark and appropriate universes of peer funds over various time periods. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and the team’s investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC from managing the Fund. The Board noted the Fund’s unitary fee structure, under which HFMC would, in addition to providing or procuring investment management and administrative services, bear the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that, other than the investment management fee, HFMC would pay all expenses of the Fund, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Fund may have to indemnify the Trust’s officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of the Fund’s assets under management and that, at least initially, the Fund’s profitability was estimated to be negative. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Fund. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the sub-advisory agreement.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratio of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to the Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees

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Approval of Investment Management and Investment Sub-Advisory Agreements for Hartford Core Bond ETF (Unaudited) – (continued)

and expected total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and expected total expenses relative to an appropriate group of funds (the “Peer Group”) selected from the relevant peer universe identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group, which included input from an independent financial services consultant (the “Consultant”) engaged by the Independent Trustees to assist them in evaluating the Fund’s proposed management fees and estimated total expense ratio. The Board noted that the Peer Group is comprised of only other actively managed exchange-traded funds. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and such other funds. In connection with these considerations, the Board took account of the fact that the Fund would pay a monthly management fee to HFMC in return for providing investment management and administrative services under an all-in “unitary” fee structure. The Board also considered competition in the general ETF marketplace and the impact of market pressures on the price levels for actively managed ETFs such as the Fund.

In considering the reasonableness of the Fund’s proposed management and sub-advisory fees and projected total expense ratio, the Board considered that, according to the information provided by Broadridge, the Fund’s proposed management fees and estimated total expense ratio were below the average and median of the Peer Group. The Board further considered that the Fund’s proposed contractual management fees and the Fund’s estimated total expenses fell within the 1st quintile of the Peer Group. In addition, the Board considered the views of the Consultant relating to the Fund’s proposed management fees and estimated total expense ratio.

The Board also received information regarding fees charged by HFMC to each of the Total Return Bond Mutual Fund and Total Return Bond ETF. With respect to the fees charged to the Total Return Bond Mutual Fund, the Board reviewed information about structural, operational and other differences between ETFs and traditional mutual funds, including differences in the marketplace in which each type of product must compete.

Based on these considerations, the Board concluded that the Fund’s proposed fees and projected total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board also considered that any economies of scale achieved by the Fund would benefit HFMC due to the unitary fee structure of the Fund, but that the unitary fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board considered that the Fund’s proposed management fee does not contain breakpoints. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered. In addition, the Board considered that HFMC initially set competitive fee rates intended to price the Fund to scale at inception, which is another means of sharing potential economies of scale with shareholders without waiting for asset growth. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board considered estimates of the Fund’s projected asset levels and noted that it would review future growth in the Fund’s assets and the appropriateness of any potential future management fee breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

100

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

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This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

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We may obtain Personal Information from:

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To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

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e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data; and

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Hartford Core Bond ETF, Hartford Municipal Opportunities ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF are sub-advised by Wellington Management Company LLP (Wellington). Hartford Schroders Tax-Aware Bond ETF is sub-advised by Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd”, together with SIMNA, “Schroders”). The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington, Schroders or HFMC.

ETFAR-AFI20    09/20    218218    HFA000788    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$88,000 for the fiscal year ended July 31, 2019; $110,000 for the fiscal year ended July 31, 2020.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended July 31, 2019; $0 for the fiscal year ended July 31, 2020.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$48,000 for the fiscal year ended July 31, 2019; $45,200 for the fiscal year ended July 31, 2020. Tax-related services are principally in connection with, but not limited to, general tax compliance services and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended July 31, 2019; $0 for the fiscal year ended July 31, 2020.

(e)	Pre-Approval Policies and Procedures

(1) Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $10,000 for all funds in each of the Registrant and Lattice Strategies Trust in the aggregate in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended July 31, 2020, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $48,000 for the fiscal year ended July 31, 2019; $45,200 for the fiscal year ended July 31, 2020.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are David Sung, Hilary E. Ackermann, and Lynn S. Birdsong.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: October 2, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 2, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: October 2, 2020	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)